UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MEDTRONIC PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Explanatory Note

We are filing this revised definitive proxy statement (i) to reflect changes to the location and time of day for the 2021 Annual General Meeting of the Company in light of the ongoing COVID-19 pandemic and the importance of safeguarding the health of all Medtronic plc employees, shareholders and other stakeholders; (ii) to confirm the Board’s recommendation of a vote for “1 year” on Proposal 4 “Advisory Vote on Say-on-Pay Frequency”; (iii) to update the “Significant Shareholders” consistent with the appropriate Schedule 13-G/A filings; and (iv) to update the “2021 Outstanding Equity Awards at Fiscal Year End” table. No other changes have been made and this revised definitive proxy statement will be distributed to our shareholders in lieu of the original definitive proxy statement.

PROXY

STATEMENT

and Notice of 2021 Annual General Meeting of Shareholders

Thursday, Dec. 9, 2021 ∎ 2:00 p.m. local time ∎ Dublin, Ireland

NOTICE OF ANNUAL GENERAL MEETING

Thursday, December 9, 2021

2:00 p.m. local time

20 On Hatch, Lower Hatch Street, Dublin 2, D02XH02, Ireland*

MEETING AGENDA

1.	Electing, by separate resolutions, the ten director nominees named in the proxy statement to hold office until the 2022 Annual General Meeting of Medtronic plc (the “Company”);

2.

Ratifying, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2022 and authorizing, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration;

3.	Approving, on an advisory basis, the Company’s executive compensation;

4.	Approving, on an advisory basis, the frequency of Say-on-Pay votes;

5.	Approving the new 2021 Medtronic plc Long Term Incentive Plan;

6.	Renewing the Board of Directors’ authority to issue shares under Irish law;

7.	Renewing the Board of Directors’ authority to opt out of pre-emption rights under Irish law;

8.	Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares;

9.

Receiving and considering the Company’s Irish Statutory Financial Statements for the fiscal year ended April 30, 2021 and the reports of the directors and auditors thereon, and reviewing the affairs of the Company; and

10.	Transacting any other business that may properly come before the meeting.

Proposals 1, 2, 3, 4, 5, 6 and 8 above are ordinary resolutions requiring a simple majority of the votes cast at the meeting to be approved. Proposal 7 is a special resolution requiring at least 75% of the votes cast at the meeting to be approved. All proposals are more fully described in this proxy statement. There is no requirement under Irish law that Medtronic’s Irish Statutory Financial Statements for the fiscal year ended April 30, 2021, or the directors’ and auditor’s reports thereon be approved by the shareholders, and no such approval will be sought at the Annual General Meeting.

RECORD DATE

Shareholders of record at the close of business on October 14, 2021, will be entitled to vote at the meeting.

ONLINE PROXY DELIVERY AND VOTING

As permitted by the Securities and Exchange Commission, we are making this proxy statement, the Company’s annual report to shareholders, and our Irish statutory financial statements available to our shareholders electronically via the Internet. We believe electronic delivery expedites your receipt of materials, reduces the environmental impact of our Annual General Meeting and reduces costs significantly. The Notice Regarding Internet Availability of Proxy Materials (the “Notice”) contains instructions on how you can access the proxy materials and how to vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the Notice. The Notice will be mailed to shareholders on or about October 28, 2021 and will provide instructions on how you may access and review the proxy materials on the Internet and how to vote.

ADMISSION TO THE ANNUAL GENERAL MEETING

The well-being of all attendees and participants at the Annual General Meeting is a primary concern for the Company and in this context we are monitoring developments in relation to the COVID-19 pandemic. While all shareholders are invited to attend the Annual General Meeting, the Annual General Meeting will proceed subject to the guidance provided by the Irish Government and the Department of Health (of Ireland) or any other governmental agency in place at the time of the meeting and such other measures as the Board considers appropriate to address health and safety concerns. As a result, there may be restrictions on travel and/or gatherings that affect or prohibit travel to and in-person attendance at the Annual General Meeting. Due to the ongoing risks posed by the COVID-19 pandemic, the members of our Board and senior management may not be physically present at our Annual General Meeting in Ireland and may instead participate remotely. Furthermore, to promote the health and safety of attendees, we may impose additional procedures or limitations on meeting attendance based on applicable governmental requirements or recommendations or facility requirements. Such additional procedures or limitations may include, but are not limited to, thorough screenings of attendees (including temperature checks), limits on the number of attendees to promote social distancing and requiring the use of face masks.

We therefore strongly encourage all shareholders to vote their shares by proxy in advance of the Annual General Meeting to ensure you can vote and be represented at the Annual General Meeting if attending in person is not feasible or not recommended. This can be done in advance of the Annual General Meeting by using one of the voting options detailed in the accompanying proxy statement.

If you wish to attend the Annual General Meeting, you must be a shareholder on the record date and either request an admission ticket in advance by visiting www.proxyvote.com and following the instructions provided (you will need the control number included on your proxy card, voter instruction form or Notice), or bring proof of ownership of ordinary shares to the meeting. Tickets will be issued to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

October 8, 2021

By order of the Board of Directors,

Bradley E. Lerman

Senior Vice President, General Counsel and Company Secretary

*

Depending on concerns about and developments relating to the COVID-19 pandemic, we may need to change the date, time, location and or format of the meeting, subject to Irish law requirements. The Company would publicly announce any such changes and how to participate in the meeting by press release and a filing with the U.S. Securities and Exchange Commission (“SEC”) as soon as practicable prior to the meeting. Any such determinations and changes will be made and communicated in accordance with Irish law and SEC rules and requirements.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on December 9, 2021: This proxy statement, the Company’s 2021 Annual Report to Shareholders and our Irish Statutory Financial Statements for the year ended April 30, 2021, are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO VOTE.

If possible, please vote your shares over the internet using the instructions found in the Notice. Alternatively, you may request a printed copy of the proxy materials and vote using the toll-free telephone number on the proxy card or by marking, signing, dating and mailing your proxy form in the postage-paid envelope that will be provided. Voting by any of these methods will not limit your right to vote during the Annual General Meeting. All proxies will be forwarded to the Company’s registered office electronically.

Under New York Stock Exchange rules, if you hold your shares in “street” name through a brokerage account, your broker will NOT be able to vote your shares on non-routine matters being considered at the Annual General Meeting unless you have given instructions to your broker prior to the meeting on how to vote your shares. Proposals 1, 3, 4 and 5 are considered non-routine matters under New York Stock Exchange rules. This means that you must give specific voting instructions to your broker on how to vote your shares so that your vote can be counted.

REPORT OF THE AUDIT COMMITTEE	74

AUDIT AND NON-AUDIT FEES	75

PROPOSAL 2 – NON-BINDING RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR AND BINDING AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET AUDITOR REMUNERATION	76

PROPOSAL 3 – ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY”)	77

PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES	78

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN	79

PROPOSAL 6 – RENEWAL OF THE BOARD’S AUTHORITY TO ISSUE SHARES UNDER IRISH LAW	90

PROPOSAL 7 – RENEWAL OF THE BOARD’S AUTHORITY TO OPT OUT OF STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW	91

PROPOSAL 8 – AUTHORIZATION OF THE COMPANY AND ANY SUBSIDIARY OF THE COMPANY TO MAKE OVERSEAS MARKET PURCHASES OF MEDTRONIC ORDINARY SHARES	93

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING	94

Voting by Proxy	94
How Proxies will be Voted	94
Voting at the Meeting	94
Admission to the Meeting	95

OTHER INFORMATION	96

Expenses of Solicitation	96
Shareholder Proposals and Director Nominations	96
Delivery of Documents to Shareholders Sharing an Address	96
Other	97

APPENDIX A – FINANCIAL AND NON-GAAP RECONCILIATIONS	A-1

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN	B-1

PROXY SUMMARY

PROXY SUMMARY

This summary highlights information described in more detail elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2021 Annual General Meeting of Shareholders

Date and Time:*	Thursday, December 9, 2021 at 2:00 p.m. Local Time

Place:	20 On Hatch Lower Hatch Street Dublin 2 D02XH02 Ireland

Commence Mail Date:	October 28, 2021

Record Date:	October 14, 2021

*

Depending on concerns about and developments relating to the COVID-19 pandemic, we may need to change the date, time, location and or format of the meeting, subject to Irish law requirements. The Company would publicly announce any such changes and how to participate in the meeting by press release and a filing with the U.S. Securities and Exchange Commission (“SEC”) as soon as practicable prior to the meeting. Any such determinations and changes will be made and communicated in accordance with Irish law and SEC rules and requirements. The Company will be obliged to comply with any legal restrictions that are imposed as a consequence of COVID-19 and that affect the meeting.

Advance Voting Methods and Deadlines

Method	Instruction	Deadline
Internet	∎ Go to http://www.proxyvote.com and follow the instructions (have your proxy card or internet notice in hand when you access the website)

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

∎ Shares held through the Medtronic Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan – 11:59 p.m., Eastern Standard Time, on December 6, 2021

∎ Registered Shareholders or Beneficial Owners – 11:59 p.m., Eastern Standard Time, on December 8, 2021

Telephone	∎ Dial 1-800-690-6903 and follow the instructions (have your proxy card or internet notice in hand when you call)

∎ Shares held through the Medtronic Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan – 11:59 p.m., Eastern Standard Time, on December 6, 2021

∎ Registered Shareholders or Beneficial Owners – 11:59 p.m., Eastern Standard Time, on December 8, 2021

Mail

∎  If you received paper copies of our proxy materials, mark your selections on the enclosed proxy card

∎  Date and sign your name exactly as it appears on proxy card

∎  Promptly mail the proxy card in the enclosed postage-paid envelope

Return promptly to ensure it is received before the date of the Annual General Meeting

∎ Shares held through the Medtronic Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan – 11:59 p.m., Eastern Standard Time, on December 6, 2021

∎ Registered Shareholders or Beneficial Owners – 11:59 p.m., Eastern Standard Time, on December 8, 2021

MEDTRONIC PLC 2021 Proxy Statement    1

           PROXY SUMMARY

Questions and Answers About Attending our Annual General Meeting and Voting

The Company encourages you to review the questions and answers about the Annual General Meeting and voting beginning on page 94 to learn more about the rules and procedures surrounding the proxy and Annual General Meeting process, as well as the business to be conducted at the Annual General Meeting. If you plan to attend the Annual General Meeting in person, please direct your attention to the information following “Admission to the Meeting” on page 95.

IF YOU WISH TO ATTEND THE ANNUAL GENERAL MEETING, YOU MUST EITHER REQUEST AN ADMISSION TICKET IN ADVANCE OR BRING PROOF OF OWNERSHIP OF ORDINARY SHARES TO THE MEETING.

YOUR VOTE IS IMPORTANT! PLEASE CAST YOUR VOTE AND PLAY A PART IN THE FUTURE OF MEDTRONIC.

Voting Matters and Board Recommendations

Proposal		Board Recommendation	For More Information

Proposal 1 —	To elect, by separate resolutions, the ten director nominees named in the proxy statement to hold office until the 2022 Annual General Meeting of the Company	“FOR” all nominees	Page 10

Proposal 2 —

To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2022 and to authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration

		“FOR”	Page 76

Proposal 3 —	To approve in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote)	“FOR”	Page 77

Proposal 4 —	To approve in a non-binding advisory vote, the frequency of Say-on-Pay votes	“1 YEAR”	Page 78

Proposal 5 —	To approve the 2021 Medtronic plc Long Term Incentive Plan	“FOR”	Page 79

Proposal 6 —	To renew the Board’s authority to issue shares	“FOR”	Page 90

Proposal 7 —	To renew the Board’s authority to opt out of pre-emption rights	“FOR”	Page 91

Proposal 8 —	Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares	“FOR”	Page 93

    2    MEDTRONIC PLC 2021 Proxy Statement

PROXY SUMMARY

Director Nominees

You are being asked to vote, by separate resolutions, on the election of the following ten Directors. Each Director nominee is elected annually by a majority of votes cast. Detailed information about each Director’s background, skill sets and areas of expertise can be found beginning on page 11.

Name	Age(1)	Director Since	Principal Position		Committee Memberships						Other Current
				Indep.	AC	CC	FFRC	NCGC	QC	TVCC	Public Boards(1)

Richard H. Anderson	66	2002	Retired President and Chief Executive Officer of Amtrak	Y	M	M	M	M			—

Craig Arnold	61	2015	Chairman and Chief Executive Officer of Eaton Corporation	Y		C	M			M	1

Scott C. Donnelly(2)	59	2013	Chairman, President and Chief Executive Officer of Textron, Inc.	Y		M		C		M	1

Andrea J. Goldsmith, Ph.D.	56	2019	Dean of the School of Engineering and Applied Science at Princeton University	Y			M		M	M	2	(3)

Randall J. Hogan, III	65	2015	Chairman of nVent Electric plc	Y	C	M		M			1

Kevin E. Lofton	66	2020	Retired Chief Executive Officer of CommonSpirit Health	Y	M	M			M		2

Geoffrey S. Martha	51	2019	Chief Executive Officer of Medtronic plc	N							—

Elizabeth G. Nabel, M.D.	69	2014	Executive Vice President, Strategy, ModeX Therapeutics	Y	M				C	M	3

Denise M. O’Leary	63	2000	Private Venture Capital Investor	Y			C	M	M		1

Kendall J. Powell	67	2007	Retired Chairman and Chief Executive Officer of General Mills, Inc.	Y		M	M	M			—

(1)	As of July 1, 2021.

(2)	Lead Independent Director.

(3)	As of September 1, 2021.

AC:	Audit Committee	NCGC:	Nominating and Corporate Governance Committee	C:	Chair

CC:	Compensation Committee	QC:	Quality Committee	M:	Member

FFRC:	Finance and Financial Risk Committee	TVCC:	Technology and Value Creation Committee

MEDTRONIC PLC 2021 Proxy Statement    3

           PROXY SUMMARY

Corporate Governance Highlights

Strong Lead Independent Director See page 16	Annual Board and Committee Evaluation Processes See page 16	Robust Risk Management Program See page 17

Stock Ownership Guidelines for Named Executive Officers and Directors See pages 27 and 51	Annual Board of Director Elections and Majority Voting for Directors See page 10	Regular Executive Sessions of Independent Directors See page 16

ESG Oversight Responsibility See page 8	Sustainability and ESG Highlights See page 7	Corporate Governance Principles See page 16

High Ethical Standards Established in Written Policies and Actions (Includes Codes of Conduct, U.S. Patient Privacy Principles, Political Contribution Policy, and Policies Regarding Environmental, Health and Safety and the Use of Animals)
See page 25 and our investor relations website

2021 Nominee Director Board Composition

2021 Nominee Director Board Skills

Executive Leadership	Financial Expertise	Health Care Expertise	Marketing Expertise

ESG Expertise	Experience with Large Complex Organizations	Global Operations Experience	Regulatory/Political/ Health Care Policy Experience

Public Company Board Experience	Strategic Planning Expertise	Technology Experience	Institutional Investor Experience

Director Selection Process

As part of its ongoing board refreshment process, the Nominating and Corporate Governance Committee has primary responsibility for identifying and evaluating candidates for appointment to the Company’s Board of Directors. Qualified individuals are also identified through independent third party search firms, independent recommendations and from outreach through non-traditional channels to ensure a broad and diverse pool of candidates. Candidates engage in a rigorous review and interview process with the Company’s Nominating and Corporate Governance Committee, as well as with other members of the Board of Directors, including the Lead Independent Director. Candidates are assessed on such items as diversity of background including relevant skills, industry and other experience, and personal attributes, and an in-depth due diligence process is also conducted to ensure independence and integrity. At the conclusion of assessment and due diligence processes, the Nominating and Corporate Governance Committee presents qualified candidates to the full Board of Directors for review and approval. In 2021 the Board of Directors adopted a formal Board Diversity Policy to publicly codify the importance of and commitment to diverse representation on the Board of Directors.

    4    MEDTRONIC PLC 2021 Proxy Statement

PROXY SUMMARY

Shareholder Outreach on Governance

The Company recognizes the value of shareholder engagement and takes a proactive approach to shareholder outreach on governance matters. Every year, the company reaches out to our 20 largest institutional investors, owning over 40% of the outstanding shares, to seek input on governance, executive compensation, strategic issues and to address their questions and concerns. The Company brings feedback from its shareholders to the Board; such feedback is instrumental to the Board’s decision-making process.

ENGAGEMENT CYCLE

Fiscal Year 2021 Performance Highlights

Medtronic is the global leader in medical technology—alleviating pain, restoring health, and extending life for millions of people around the world. The Company’s fiscal year 2021 (“FY21”) financial performance was affected by the impact the COVID-19 pandemic had on the reduction of healthcare procedures in many markets around the world. Despite the pandemic, the Company has focused on executing its long-term strategy to accelerate its sustainable growth profile by utilizing its leading technology to go on the offensive and win share in an increasing number of its businesses, investing in its pipeline to create and disrupt big markets and using its local presence and scale to increase adoption of its products and services in markets around the globe. In addition, the company is harnessing the latest advances in technology and increasingly putting the “tech” in MedTech.

FY21 revenue of $30.1 billion increased 4% as reported or approximately 2% on an organic basis, below the company’s long-range plan of growing organic revenue 5%+ due to the pandemic. The Company’s FY21 operating margin and diluted earnings per share (“EPS”) also both declined as a result of the pandemic, as the Company continued to invest in R&D and its employees, including its sales forces, despite the decrease in revenue. FY21 GAAP diluted EPS of $2.66 decreased 25%, while non-GAAP diluted EPS of $4.44 decreased 3%, below the Company’s long-range plan of growing non-GAAP EPS at 8%+. The pandemic also affected the company’s free cash flow in FY21. Cash flow from operations was $6.2 billion, a decrease of 14%. FY21 free cash flow was $4.9 billion, a decrease of 19%, and free cash flow conversion from non-GAAP earnings was 81%, above the Company’s goal of greater than 80% conversion.

Despite the impact of the pandemic on the Company’s financials, Medtronic had a strong year of execution in FY21, and expects to emerge from the pandemic stronger. In FY21, a transformational year, the Company:

∎	Continued Investment – invested in its employees, pipeline, and communities through the pandemic, and provided support to its customers who have been on the front lines of fighting the pandemic;

∎

Ventilator Production – significantly increased ventilator production, a key tool in the fight against COVID-19, and open-sourced its intellectual property to allow others to produce ventilators globally;

∎	New Operating Model – implemented a new operating model, removing layers and replacing four groups with twenty, decentralized operating units with greater responsibility and accountability;

∎	Enhanced Culture – instituted new “Medtronic Mindset” culture, which included being bold, more competitive, and moving with speed and decisiveness;

∎

Reduced Bulk Purchases – customers significantly reduced their level of quarter-end bulk purchases, resulting in more balanced orders across the quarter to improve the Company’s predictability, pricing, reduce stress on its operations, and make its business easier to manage;

∎	Advanced the Pipeline – received over 230 regulatory approvals in the U.S., E.U., Japan, and China;

∎	Market Share – won share in an increasing number of its businesses, driven by its differentiated product offering;

∎	Accelerated Tuck-In Acquisitions – announced 6 with combined $1.2 billion in present value total consideration: Companion Medical, RIST Neurovascular, Avenu Medical, SonarMed, Premma, and Medicrea;

∎	Shareholder Returns – returned $3.3 billion to its shareholders, representing 68% of free cash flow, primarily through its growing dividend;

∎	ESG – was recognized as a Forbes Best Employer for Diversity, and set an aggressive target to become carbon neutral in its operations by the end of the decade.

MEDTRONIC PLC 2021 Proxy Statement    5

           PROXY SUMMARY

To conclude with the Company’s most important statistic, Medtronic served over 72 million patients globally in FY21. More than two patients are benefitting from Medtronic therapies and services every second. This is a direct result of the dedication and passion of over 90,000 employees, collaborating with the Company’s partners in healthcare, to fulfill the Medtronic Mission.

Executive Compensation Philosophy

The Company’s compensation programs align the interests of all its executives, including named executive officers (“NEOs”), with those of the shareholders. The Company’s programs are market-competitive to ensure it attracts, retains and engages highly talented executives with compensation packages established pursuant to the following principles:

∎

Market-Competitive. The Company benchmarks and assesses its program annually to ensure market-competitive total direct compensation consisting of base salary, an annual cash incentive and long-term cash and equity incentives.

∎

Pay for Performance. The Company emphasizes pay for performance by making at least 75% of target total direct compensation payable to each NEO contingent on the attainment of annual and long-term Company performance goals.

∎

Market Median Pay. The Company positions each element of total direct compensation within a market median range that is +/-15% of median for base salary and annual incentive and +/-20% of median for long-term incentives and total direct compensation. Performance that is above or below the median of the 26-company comparison group (“Comparison Group”) will generate compensation that is above or below the median total compensation for the same group.

∎

Comprehensive Benefit Programs. The Company enhances competitive total direct compensation with comprehensive employee benefit programs that support retirement, health and wellness. NEOs have the same health and retirement benefits as all Medtronic executives.

∎

Shareholder Value Alignment. The Company aligns incentive programs with shareholder value creation by using annual and three-year performance measures that drive shareholder value. Incentive goals come directly from the Board-approved annual operating plan and the Board-approved long-term strategic plan.

∎

Focus on Quality. The Company emphasizes quality: payouts under its annual incentive plan can be reduced if a quality compliance modifier performance threshold is not achieved. The quality modifier, which may reduce but not increase a payout, is designed to align Medtronic employees with the Medtronic Mission, “To strive without reserve for the greatest possible reliability and quality in our products.” The modifier uses Food and Drug Administration inspection observations to provide a standardized and rigorous assessment of the company’s product and process quality.

Executive Compensation Program Design

Chief Executive Officer Target Total Direct Compensation Components	Average Other Named Executive Officer Target Total Direct Compensation Components

    6    MEDTRONIC PLC 2021 Proxy Statement

PROXY SUMMARY

Sustainability and ESG Highlights

Medtronic’s approach to sustainability and environmental, social and governance (“ESG”) is grounded in its Mission, which articulates the Company’s purpose and acknowledges its responsibility to contribute to human welfare; deliver the highest-quality products, therapies and services to patients; make a fair profit; recognize the personal worth of employees; and maintain good citizenship as a company.

The Company’s Mission has been its corporate sustainability roadmap for more than 60 years, and its relevance is magnified in today’s global business environment which calls upon companies to contribute in meaningful ways to sustainable development.

The Company’s priority ESG issues – which were identified by internal and external stakeholders and are distinctly aligned with the Mission – allow Medtronic to achieve sustainable growth while also contributing to the United Nations Sustainable Development Goals (“U.N. SDG”).

MISSION	PRIORITY ESG ISSUES	U.N. SDG ALIGNMENT

Tenet 1: Contribute to human welfare…
alleviate pain, restore health, extend life

Tenet 2: Direct growth in areas of biomedical engineering…build on these areas through education and knowledge assimilation

Innovation & Access Integrated Care

Tenet 3: Strive without reserve for the greatest possible reliability and quality in our products…be recognized as a company of dedication, honesty, integrity, and service	Product Quality & Safety Technology & Device Security Data Privacy & Security Ethics in Sales & Marketing Corruption & Bribery Transparency

Tenet 4: Make a fair profit…to meet our obligations, sustain our growth, and reach our goals	Affordability & Fair Pricing Climate Risk & Resilience Responsible Supply Management Product Stewardship

Tenet 5: Recognize the personal worth of all employees… advancement opportunity	Inclusion & Diversity Talent

Tenet 6: Maintain good citizenship as a company	As a good corporate citizen we use all of our resources, including philanthropy and community investment, to address our material ESG issues.

While Medtronic is committed to advancing performance related to all of the Company’s priority ESG issues, it elevates three that provide its greatest opportunity for global impact.

Innovation & Access	Product Quality & Safety	Inclusion & Diversity

Increasing the availability of treatments to address significant disease burden, including those currently unmet, through therapy innovation, new application of existing technologies, and/or scientific cooperation and partnership, as well as accessibility to them through capacity building, infrastructure improvement, regulatory approval, and remote diagnosis or treatment.

Managing product quality as it relates to all key stakeholders – patients, physicians, hospital administrators and Medtronic businesses – through industry-leading design, reliability, manufacturability; supplier quality; global compliance and corrective action; and investments in personnel, training, IT tools and automation.

Advancing fair treatment and adequate representation of ethnicities and gender at all levels of our workforce through equal professional opportunities and pay and proactive inclusion of groups facing barriers. This includes cultivating strong employee engagement through global diversity networks and local employee-led affinity groups designed to help employees both professionally and personally.

MEDTRONIC PLC 2021 Proxy Statement    7

           PROXY SUMMARY

Because climate risk and resilience are of growing concern to our stakeholders, Medtronic announced an ambition to be carbon neutral in the company’s owned and operated facilities by FY30, and we continue to integrate climate risk assessments into business continuity and enterprise risk management processes.

ESG Governance and Management

Recognizing the significant impact that ESG issues have on the company’s ability to achieve sustainable growth, the Nominating and Governance Committee of the Company’s Board of Directors has responsibility to oversee the Company’s ESG performance, including the impacts of its operations on society and the environment.

An executive-level Sustainability Steering Committee, sponsored by the Chief Financial Officer, oversees the Company’s sustainability strategy, performance and disclosure related to the Company’s priority ESG issues.

The Company’s Sustainability Program Office identifies and drives performance on activities related to our material ESG issues, including emerging risks and opportunities, and escalates them to the Sustainability Steering Committee as appropriate. The program office also sets performance and disclosure expectations and engages stakeholders on relevant topics.

Performance and Disclosure

Medtronic has set public targets to reduce the environmental impacts of company operations since 2007 and released its third set of long-term targets through 2025 in the company’s 2020 Integrated Performance Report. The Global Human Rights, Responsible Supply Management and Product Stewardship programs continue to mature, as the company embeds management of these issues to achieve compliance with emerging regulations and customer and stakeholder expectations.

Medtronic releases an Integrated Performance Report annually, which follows the guidance of the Global Reporting Initiative, Sustainability Accounting Standards Board and Task Force on Climate-related Financial Disclosures frameworks. This report outlines the Company’s sustainability management approach and performance related to its priority ESG issues, including key metrics and targets. Medtronic’s CEO also was among 60-plus executive officers who publicly adopted the World Economic Forum Stakeholder Capitalism Metrics which were identified by the International Business Council. The Company will begin identifying these metrics in its 2021 Integrated Performance Report. Medtronic also releases an annual Inclusion, Diversity and Equity Report that publicly shares the company’s efforts to create an inclusive work environment, remove bias, and amplify its impact in local communities.

    8    MEDTRONIC PLC 2021 Proxy Statement

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets, statements relating to the benefits of Medtronic’s acquisitions, product launches and business strategies, and Medtronic’s intent to return capital to shareholders through dividends and share repurchases. These and other forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement, including the potential or anticipated direct or indirect impact of the COVID-19 pandemic on our business, results of operations and/or financial condition, can be found in Medtronic’s periodic reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

MEDTRONIC PLC 2021 Proxy Statement	9

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors and Nominees

The Company’s Board of Directors currently has twelve members, all of whom will serve until the 2021 Annual General Meeting, and each of whom has been nominated for reelection to the Board of Directors at the 2021 Annual General Meeting other than Mr. Lenehan and Gov. Leavitt. Proxies cannot be voted for a greater number of individuals than the number of nominees named in this Proxy Statement. All nominees are currently serving Medtronic directors who were elected by shareholders at the 2020 Annual General Meeting.

In order to be elected as a director, each nominee must be appointed by an ordinary resolution and each must receive the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy. If a nominee becomes unable or declines to serve, the individuals acting as proxies will have the authority to vote for any substitute who may be nominated in accordance with Medtronic’s Articles of Association. The Company has no reason to believe this will occur.

The Nominating and Corporate Governance Committee considers candidates for Board membership, including those suggested by shareholders, applying the same criteria to all candidates. Any shareholder who wishes to recommend a prospective nominee for the Board for consideration by the Nominating and Corporate Governance Committee must notify the Company Secretary in writing at Medtronic’s registered office at 20 on Hatch, Lower Hatch Street, Dublin 2, D02 XH02, Ireland. Any such recommendations should provide whatever supporting material the shareholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Nominating and Corporate Governance Committee to make an initial determination as to whether the nominee satisfies the criteria for directors set out in the Governance Principles.

If the Nominating and Corporate Governance Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, it considers candidates from a variety of sources, including third-party search firms that assist with identifying, evaluating and conducting due diligence on potential director candidates. The process followed to identify and evaluate candidates includes meetings to review biographical information and background material relating to candidates, and interviews of selected candidates by members of the Board. Recommendations of candidates for inclusion in the Board slate of director nominees are based upon the criteria set forth in the Governance Principles. These criteria include business experience and skills, judgment, honesty and integrity, the ability to commit sufficient time and attention to Board activities and the absence of potential conflicts with Medtronic’s interests. Consistent with the formal Board Diversity Policy adopted by the Board in 2021, the Nominating and Corporate Governance Committee seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. When evaluating candidates for Board membership, the Nominating and Corporate Governance Committee considers, among other factors, diversity with respect to viewpoint, skills, experience, and community involvement, and input from other members of the Board.

After completing the evaluation process, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to individuals who should be nominated by the Board. The Board determines the nominees after considering the recommendations and report of the Nominating and Corporate Governance Committee and such other nominees and evaluations as it deems appropriate.

Shareholders who intend to participate in the Annual General Meeting to nominate a candidate for election by the shareholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Nominating and Corporate Governance Committee was not requested to consider the candidacy) must comply with the procedures in Medtronic’s Articles of Association, which are described under “Other Information – Shareholder Proposals and Director Nominations” on page 96 of this proxy statement.

10	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors and Nominees

Nominees for director for one-year terms ending in 2022:

RICHARD H. ANDERSON Retired President and Chief Executive Officer Amtrak	Director since 2002 Age 66

Mr. Anderson served without compensation as the President and Chief Executive Officer of Amtrak, an intercity passenger rail service provider, from July 2017 until his retirement on April 15, 2020. From 2007 until May 2016, Mr. Anderson served as Chief Executive Officer and a director of Delta Air Lines, Inc., a commercial airline. Upon retiring as Chief Executive Officer of Delta Air Lines, Inc. in May 2016, he became the Executive Chairman of the board of directors of Delta Air Lines, Inc. until October 2016. He was Executive Vice President of UnitedHealth Group Incorporated, a diversified health care company, from 2004 until 2007. Mr. Anderson was Chief Executive Officer of Northwest Airlines Corporation from 2001 to 2004. Mr. Anderson is a former director of Delta Air Lines, Inc.

Committees: Audit, Compensation, Finance and Financial Risk, and Nominating and Corporate Governance

Other Public Company Directorships: None

Director Qualifications: Mr. Anderson’s qualifications to serve on the Board include his more than 25 years of business, operational, financial and executive management experience. He has also served on the board of directors of another public company. Mr. Anderson’s extensive experience, including within the health care industry and for Fortune 500 companies, allows him to contribute valuable strategic management and risk assessment insight to Medtronic. Additionally, Mr. Anderson qualifies as an “audit committee financial expert” as defined by SEC rules.

CRAIG ARNOLD Chairman and Chief Executive Officer Eaton Corporation	Director since 2015 Age 61

Mr. Arnold has been Chairman and Chief Executive Officer of Eaton Corporation, a power management company, since June 2016. From September 2015 to May 2016, Mr. Arnold served as President and Chief Operating Officer of Eaton Corporation. Prior to that, Mr. Arnold served as the Vice Chairman and Chief Operating Officer, Industrial Sector, of Eaton Corporation. From 2000 to 2008 he served as Senior Vice President of Eaton Corporation and Group Executive of the Fluid Power Group of Eaton. Prior to joining Eaton, Mr. Arnold was employed in a series of progressively more responsible positions at General Electric Company from 1983 to 2000. Mr. Arnold was appointed to the Board of Directors of Eaton Corporation in 2015. Mr. Arnold is a former director of Covidien plc.

Committees: Compensation (Chair), Finance and Financial Risk, and Technology and Value Creation

Other Public Company Directorships: Eaton Corporation

Director Qualifications: With his years of managerial experience, both at Eaton and at General Electric, Mr. Arnold brings to the Board of Directors demonstrated management ability at senior levels. His position as Chief Executive Officer of the Eaton Corporation gives Mr. Arnold critical insights into the operational requirements of a large, multinational company. In addition, in previously serving on the Audit Committee of another public company, Mr. Arnold gained valuable experience dealing with accounting principles and financial reporting rules and regulations, evaluating financial results, and generally overseeing the financial reporting process of a large corporation.

MEDTRONIC PLC 2021 Proxy Statement	11

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors and Nominees

SCOTT C. DONNELLY Chairman, President and Chief Executive Officer Textron, Inc.	Director since 2013 Age 59

Mr. Donnelly is Chairman, President and Chief Executive Officer of Textron, Inc., a producer of aircraft, defense and industrial products. Mr. Donnelly joined Textron in June 2008 as Executive Vice President and Chief Operating Officer and was promoted to President and Chief Operating Officer in January 2009. He was appointed to the Board of Directors in October 2009, and became Chief Executive Officer of Textron in December 2009 and Chairman of the Board in September 2010. Previously, Mr. Donnelly was the President and CEO of General Electric Company’s aviation business unit, GE Aviation, a leading maker of commercial and military jet engines and components as well as integrated digital, electric power and mechanical systems for aircraft. Prior to July 2005, Mr. Donnelly held various other management positions since joining General Electric in 1989.

Committees: Compensation, Nominating and Corporate Governance (Chair), and Technology and Value Creation

Other Public Company Directorships: Textron, Inc.

Director Qualifications: Mr. Donnelly’s qualifications to serve on the Board include more than two decades of business experience in innovation, manufacturing, sales and marketing, and business processes. Mr. Donnelly also serves on the board of directors of another public company. His extensive executive decision-making experience and corporate governance work make Mr. Donnelly a valuable director.

ANDREA J. GOLDSMITH, PH. D. Dean of the School of Engineering and Applied Sciences at Princeton University	Director since 2019 Age 56

Effective September 1, 2020, Dr. Goldsmith became Dean of the School of Engineering and Applied Sciences at Princeton University. Prior to becoming Dean at Princeton, Dr. Goldsmith served as the Stephen Harris professor in the School of Engineering at Stanford University from 2012-2020 and served as a professor, associate professor or assistant professor at Stanford University since January 1999. Dr. Goldsmith also founded and served as Chief Technology Officer of Plume WiFi (formerly, Accerlera, Inc.) from August 2010 to August 2014 and Quantenna Communications, Inc. (formerly, mySource Communications, Inc.) from 2005 to 2009. In addition, Dr. Goldsmith currently serves on the Technical Advisory Board of Cohere Technologies. Dr. Goldsmith is a frequent lecturer and writer regarding wireless technologies.

Committees: Finance and Financial Risk, Quality, and Technology and Value Creation

Other Public Company Directorships: Crown Castle International Corp., Intel Corporation (as of September 1, 2021)

Director Qualifications: Dr. Goldsmith’s qualifications to serve on the Board include her nationally recognized status in science and engineering, as a member of the National Academy of Engineering and the American Academy of Arts and Sciences and as a Fellow of the Institute of Electrical and Electronics Engineers. Dr. Goldsmith also serves on the board of directors of another public company. Dr. Goldsmith’s academic research focuses on the design, analysis, and fundamental performance limits of wireless systems and networks, as well as in the application of communication theory and signal processing to neuroscience, and her insights and perspectives on the intersection between fundamental science and technology developments and commercial innovation make her a valuable member of the Board.

12	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors and Nominees

RANDALL J. HOGAN, III Chairman nVent Electric plc	Director since 2015 Age 65

Mr. Hogan has been the Chairman of nVent Electric plc, a manufacturing company for electrical connection and protection products, since May 2018. From January 2001 until May 2018, Mr. Hogan served as Chief Executive Officer of Pentair plc, an industrial manufacturing company and was appointed Chairman in May 2002. From December 1999 to December 2000, he was President and Chief Operating Officer of Pentair, from March 1998 to December 1999 he was Executive Vice President and President of Pentair’s Electrical and Electronic Enclosures Group. Prior to joining Pentair, he was President of the Carrier Transicold Division of United Technologies Corporation. Before that, he was with the Pratt & Whitney division of United Technologies, General Electric Company and McKinsey & Company. Mr. Hogan is the past Chair of the board of the Federal Reserve Bank of Minneapolis. Mr. Hogan is a former director of Covidien plc. and Pentair plc.

Committees: Audit (Chair), Compensation, and Nominating and Corporate Governance

Other Public Company Directorships: nVent Electric plc

Director Qualifications: Serving as Chairman of nVent Electric plc and having served in the roles of Chairman, Chief Executive Officer, President and Chief Operating Officer of Pentair, Mr. Hogan offers a wealth of management experience and business acumen. Running a public company gave Mr. Hogan front-line exposure to many of the issues facing public companies, particularly on the operational, financial and corporate governance fronts. Mr. Hogan’s service on the Board of Directors and Governance Committee of Unisys as well as on the Board of the Federal Reserve Bank of Minneapolis and service as former Chair of the Audit Committee of Covidien plc further augments his range of knowledge, providing experience on which he can draw while serving as a member of the Board and Audit Committee. Additionally, Mr. Hogan qualifies as an “audit committee financial expert” as defined by SEC rules.

KEVIN E. LOFTON Retired Chief Executive Officer CommonSpirit Health	Director since 2020 Age 66

Mr. Lofton served as the Chief Executive Officer of CommonSpirit Health from February 2019, following the merger between Catholic Health Initiatives and Dignity Health, until his retirement in June 2020. Mr. Lofton previously served as the Chief Executive Officer of Catholic Health Initiatives from 2003 to 2019, and also held various executive management roles with Catholic Health Initiatives beginning in 1998. Mr. Lofton has also served as the Executive Director and Chief Executive Officer from 1993 to 1998 at UAB Hospital and from 1990 to 1993 at Howard University Hospital, as well as the Executive Vice President and Chief Operation Officer of University Medical Center – Florida from 1986 to 1990. In addition, Mr. Lofton served as the 2007 Chairman of the Board of the American Hospital Association, the largest health system trade association in the United States.

Committees: Audit, Compensation, and Quality

Other Public Company Directorships: Rite Aid Corporation, Gilead Sciences, Inc.

Director Qualifications: Mr. Lofton’s qualifications to serve on the Board include over 40 years of executive experience in the healthcare industry as a senior level executive in hospital administration, most recently as Chief Executive Officer of CommonSpirit Health and Catholic Health Initiatives since 2003. Mr. Lofton’s long and broad experience leading healthcare provider organizations and his ability to successfully navigate evolving commercial, regulatory and public policy changes over time provide the Board with valuable perspective and insights. In addition, his extensive experience as a CEO along with his general business management expertise make Mr. Lofton a strong member of the Board.

MEDTRONIC PLC 2021 Proxy Statement	13

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors and Nominees

GEOFFREY S. MARTHA Chairman of the Board and Chief Executive Officer, Medtronic plc	Director since 2019 Age 51

Mr. Martha is the Chairman of the Board of Directors and Chief Executive Officer of Medtronic. Mr. Martha assumed the role of CEO on April 27, 2020 and became Chairman of the Board on December 11, 2020. Prior to his role as Chairman and CEO, he served as President of Medtronic from November 1, 2019 through April 27, 2020 and joined the Board of Directors in November 2019. Previously, Mr. Martha served as Executive Vice President and President, Restorative Therapies Group, a role he held since August 2015. Mr. Martha previously served as Senior Vice President of Strategy and Business Development of Medtronic plc beginning in January 2015 and of Medtronic, Inc. beginning in August 2011. Prior to that, he served as Managing Director of Business Development at GE Healthcare from April 2007 to July 2011; General Manager for GE Capital Technology Finance Services from November 2003 to March 2007; Senior Vice President, Business Development for GE Capital Vendor Financial Services from February 2002 to October 2003; General Manager for GE Capital Colonial Pacific Leasing from February 2001 to January 2002; and Vice President, Business Development for Potomac Federal, the GE Capital federal financing investment bank from May 1998 to January 2001.

Other Public Company Directorships: None

Director Qualifications: Mr. Martha’s qualifications to serve on the Board include more than twenty years in business management, with fifteen years in the health care industry. Mr. Martha’s strong business experience leading the Company as the Chief Executive Officer, as well as his history of success in development, implementation and execution of corporate strategy and executive management, make Mr. Martha a qualified and valuable member of the Board.

ELIZABETH G. NABEL, M.D. Executive Vice President, Strategy ModeX Therapeutics	Director since 2014 Age 69

Dr. Nabel is the Executive Vice President, Strategy of ModeX Therapeutics, a company focused on immunotherapies for cancer and infectious disease, a position she began in March 2021. From 2010 to February 2021, Dr. Nabel served as the President of Brigham Health, hospitals and physician organizations operating inpatient and outpatient facilities, clinics, primary care health centers, and diagnostic and treatment technologies, research laboratories, and postgraduate medical and scientific education and training programs. Dr. Nabel was also a Professor of Medicine at Harvard Medical School from 2010 to February, 2021. Prior to that, Dr. Nabel held a variety of roles, including Director, at the National Heart, Lung and Blood Institute at the National Institutes of Health, a federal agency funding research, training, and education programs to promote the prevention and treatment of heart, lung, and blood diseases, from 1999 to 2009. Dr. Nabel is an elected member of the National Academy of Medicine of the National Academy of Sciences. In addition, Dr. Nabel served on the Board of Directors of Moderna, Inc. from 2015 to July 2020, and re-joined the Moderna, Inc. Board of Directors in March 2021.

Committees: Audit, Quality (Chair), and Technology and Value Creation

Other Public Company Directorships: Moderna, Inc., Lyell Immunopharma, Inc., Accolade, Inc.

Director Qualifications: Dr. Nabel’s qualifications to serve on the Board include extensive experience in the health care field, including senior positions with a number of research universities and organizations. Dr. Nabel has a deep understanding of medical sciences and innovations, as well as physicians and other health care providers who are central to the use and development of the Company’s products. Additionally, Dr. Nabel qualifies as an “audit committee financial expert” as defined by SEC rules.

14	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors and Nominees

DENISE M. O’LEARY Private Venture Capital Investor	Director since 2000 Age 63

Ms. O’Leary has been a private venture capital investor in a variety of early stage companies since 1996. She was a member of the Stanford University Board of Trustees from 1996 through 2006, where she chaired the Committee of the Medical Center. Ms. O’Leary is a former director of US Airways Group, Inc. and Calpine Corporation. In addition, Ms. O’Leary is a member of the Board of Trustees of the University of Denver, where she has served as Chair since July 2018.

Committees: Finance and Financial Risk (Chair), Nominating and Corporate Governance, and Quality

Other Public Company Directorships: American Airlines Group, Inc.

Director Qualifications: Ms. O’Leary’s qualifications to serve on the Board include her extensive experience with companies at a variety of stages and her success as an investor. She also serves on the board of directors of another public company. Her financial expertise, experience in the oversight of risk management, and thorough knowledge and understanding of capital markets provide valuable insight with regard to corporate governance and financial matters.

KENDALL J. POWELL Retired Chairman and Chief Executive Officer General Mills, Inc.	Director since 2007 Age 67

Mr. Powell was Chairman of General Mills, Inc., an international producer, marketer and distributor of cereals, snacks and processed foods, from 2008 until December 2017 and was Chief Executive Officer of General Mills, Inc. from 2007 until June 2017. He was President and Chief Operating Officer of General Mills, Inc. from 2006 to 2007, and became a director of General Mills, Inc. in 2006. He was Executive Vice President and Chief Operating Officer, U.S. Retail from 2005 to 2006; and Executive Vice President of General Mills, Inc. from 2004 to 2005. From 1999 to 2004, Mr. Powell was Chief Executive Officer of Cereal Partners Worldwide, a joint venture of General Mills, Inc. and the Nestle Corporation. Mr. Powell joined General Mills, Inc. in 1979. Mr. Powell is a former director of General Mills, Inc. Mr. Powell is also the Chair of the University of Minnesota Board of Regents.

Committees: Compensation, Finance and Financial Risk, and Nominating and Corporate Governance

Other Public Company Directorships: None

Director Qualifications: Mr. Powell’s qualifications to serve on the Board include more than three decades of business, operational and management experience. Mr. Powell has also served on the board of directors of another public company. His extensive marketing and executive decision-making experience and corporate governance work make Mr. Powell a valuable director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES.

MEDTRONIC PLC 2021 Proxy Statement	15

CORPORATE GOVERNANCE

Corporate Governance Principles

The Board of Directors has adopted Principles of Corporate Governance (the “Governance Principles”). The Governance Principles describe Medtronic’s corporate governance practices, policies, and framework. Among other things, the Governance Principles include the provisions below.

∎	A majority of the members of the Board must be independent directors and no more than two directors may be Medtronic employees. Geoffrey S. Martha is an employee and is not independent.

∎

Medtronic maintains Audit, Compensation, Finance and Financial Risk, Nominating and Corporate Governance, Quality, and Technology and Value Creation Committees, which consist entirely of independent directors.

In 2021 the Board of Directors adopted a formal Board Diversity Policy to publicly codify the importance of and commitment to diverse representation on the Board of Directors. The Company’s Governance Principles, the charters of the Audit, Compensation, Finance and Financial Risk, Nominating and Corporate Governance, Quality, and Technology and Value Creation Committees, our codes of conduct and our Board Diversity Policy are published on the Company’s website at www.medtronic.com/us-en/about/corporate-governance.html. These materials are available in print to any shareholder upon request. From time to time, the Board reviews and updates these documents as it deems necessary and appropriate to keep abreast of governance regulations.

Board Performance Evaluations

Pursuant to the Company’s Governance Principles, the Board of Directors and all Committees undergo an annual performance self-evaluation process. The evaluation process encourages candid feedback from each Director to foster transparency and help ensure the effectiveness, leadership and cooperation of members of the Board and each Committee.

Surveys are administered by the Corporate Secretary’s office to each director regarding the Board and the Committee(s) on which the director served during the fiscal year, followed by Lead Independent Director review to identify any potential areas of concern. Results are presented and discussed with each Committee and the full Board.

Surveys and evaluations assess the following, among other factors:

∎	Efficiency and effectiveness

∎	Communication and open discussion

∎	Opportunities for improvement

∎	Satisfaction with performance of third party consultants

∎	Board and Committee structure and operating mechanisms

∎	Cooperation and access between Board and Company management

Medtronic believes that the self-evaluation and feedback are important tools for improvement and the continued effectiveness of the Board and Committees, and as a result, the Company.

Lead Independent Director and Chairman; Executive Sessions

The Company’s Board of Directors selects the Company’s Chairman of the Board in the manner it determines to be in the best interests of the Company. Geoffrey S. Martha is Chairman of the Board and Chief Executive Officer. The Board believes it is appropriate for Mr. Martha to serve as Chairman of the Board due to his extensive knowledge of, and experience in, the global health care industry generally and in the medical device industry specifically. This knowledge and experience is critical in identifying strategic priorities and providing unified leadership in the execution of strategy. The Company believes that Mr. Martha’s experience and knowledge as the Chief Executive Officer of the Company, combined with his role as Chairman of the Board, is an asset to Medtronic and promotes efficient board functioning, with independent board leadership provided by the “Lead Independent Director”.

Under Medtronic’s Principles of Corporate Governance, the independent directors annually elect a Lead Independent Director to ensure the integrity of independent board leadership is maintained and to oversee the periodic refreshment of Board leadership roles. The Company’s current Lead Independent Director is Scott C. Donnelly.

As Lead Independent Director, Mr. Donnelly’s duties include:

∎	presiding as chair of regularly scheduled meetings of the independent directors, and presiding as chair of Board meetings at which the Chairman of the Board is not in attendance;

16	MEDTRONIC PLC 2021 Proxy Statement

CORPORATE GOVERNANCE

Board Role in Risk Oversight

∎	reviewing and approving the agenda for each meeting of the Board of Directors and each of its committees;

∎	leading Board discussion;

∎	overseeing the directors’ annual evaluation of the Board and each of its committees and advising the Chairman of the Board on the conduct of Board meetings;

∎	facilitating teamwork and communications between the non-management directors and management, serving as a liaison between the two;

∎	overseeing the process for identifying and evaluating Board nominees, as the chair of the Nominating and Corporate Governance Committee;

∎	leading the process for assessing appropriate committee leadership and membership on a periodic basis;

∎	recommending, as appropriate, changes to governance policies and practices;

∎	reviewing all committee materials even for committees on which he does not serve; and

∎	acting as the focal point on the Board for suggestions from non-management directors, especially on sensitive issues.

In keeping with Medtronic’s commitment to corporate governance best practices, Mr. Donnelly also takes the lead in both the Board’s ongoing, thoughtful evaluation of Medtronic’s governance structure and constructive shareholder engagement on emerging governance issues. Medtronic’s accountability to its shareholders is clearly indicated by its openness to their engagement, including through its proxy access policy and strong Lead Independent Director. In this role, Mr. Donnelly ensures that he is available, if appropriately requested by shareholders, for consultation and direct communication.

Four regular meetings of the Board were held in fiscal year 2021, with two special meetings also being held. At each regular Board meeting, the independent directors meet in executive session with no Company management present, as did each of the committees.

Board Role in Risk Oversight

The Company’s Board of Directors, in exercising its overall responsibility to oversee the management of the business, considers risks when reviewing the Company’s strategic plan, financial results, merger and acquisition-related activities, legal and regulatory matters and its public filings with the Securities and Exchange Commission. The Board is also deeply engaged in the Company’s Enterprise Risk Management (“ERM”) program and has received briefings on the outcomes of the ERM program and the steps the Company is taking to mitigate risks that program has identified. The Board’s oversight of risk management includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. For instance, throughout the COVID-19 pandemic that began early in 2020, the Board has been actively overseeing and monitoring management’s response to the crisis, including through review of (i) the protocols and policies put in place to support employees globally and protect ongoing operations, (ii) the efforts to aggressively expand the production of ventilators globally both by the Company and by others as a result of the Company making one of its ventilator’s design specifications available to others at no cost, and (iii) capital allocation and other strategic business decisions as management navigated the significant financial impacts of the pandemic. In addition, the Board of Directors uses its committees to assist in its risk oversight responsibility as follows:

∎

Audit Committee: Assists the Board of Directors in its oversight of the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees the internal controls and compliance activities. The Audit Committee periodically discusses policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial and business risk exposures and certain contingent liabilities and the steps management has undertaken to monitor and control such exposures. It also meets privately with representatives from the Company’s independent registered public accounting firm.

∎

Finance and Financial Risk Committee: Assists the Board of Directors in its oversight of risk relating to the Company’s assessment of its significant financial risks and certain contingent liabilities.

∎	Compensation Committee: Assists the Board of Directors in its oversight of risk relating to the Company’s assessment of its compensation policies and practices.

∎

Nominating and Corporate Governance Committee: Assists the Board of Directors in its oversight of risk relating to the Company’s actions and governance policies in furtherance of its corporate social responsibility, including considering the sustainability and impact of the Company’s business operations on employees, citizens, communities and the environment.

∎	Quality Committee: Assists the Board of Directors in its oversight of risk relating to product quality and safety, cybersecurity, and research.

∎	Technology and Value Creation Committee: Assists the Board of Directors in its oversight of risk relating to product technology and the Company’s position with regard to technological innovation.

MEDTRONIC PLC 2021 Proxy Statement	17

CORPORATE GOVERNANCE

Compensation Risk Assessment

Compensation Risk Assessment

The Company conducted a risk assessment of its compensation policies and practices during fiscal year 2021 and concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The framework for the assessment was developed using materials from the Compensation Committee’s independent consultant, Semler Brossy Consulting Group LLC (“Semler Brossy”). The Company evaluated its compensation plans and practices against the established framework and noted the following:

∎

Base salaries at Medtronic are generally competitive in the median range of the executive compensation peer companies, not subject to any performance risk and act as a material component of total compensation for most Medtronic employees.

∎

Incentive plans for senior management and executive officers are appropriately weighted between short-term and long-term performance and between cash and equity compensation. In addition, the Company’s practice of establishing long-term incentive performance targets at the beginning of each of its overlapping three-year performance periods reduces the incentive to maximize performance during any one year.

∎	Short-term incentive performance goals are recalibrated annually, based upon Medtronic’s annual operating plan approved by the Board, and are different from the long-term performance measures.

∎

Executives and directors are subject to stock ownership and retention guidelines that require directors to maintain ownership of Medtronic stock equal to five (5) times their annual retainer, Medtronic’s CEO to maintain ownership of Medtronic stock equal to six (6) times his annual salary, and other NEOs to maintain Medtronic stock equal to three (3) times their annual salary. Until the ownership guideline is met, the CEO and directors must retain 75% of after-tax Medtronic shares received through settlement of equity compensation awards, and other NEOs must retain 50% of such shares.

∎	Medtronic has implemented policies designed to recoup payments or gains from incentive and equity compensation improperly paid or granted to executives.

∎	No compensation programs, policies or practices were likely to have a material adverse impact on Medtronic.

Committees of the Board and Meetings

The Company’s standing Board committees consist solely of independent directors, as defined in the New York Stock Exchange (“NYSE”) Corporate Governance Standards. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Each director attended 75% or more of the total Board and Board committee meetings on which the director served in fiscal year 2021. In addition, it has been the longstanding practice of Medtronic for all directors to attend the Annual General Meeting of Shareholders. All directors serving at that time attended the last Annual General Meeting.

18	MEDTRONIC PLC 2021 Proxy Statement

CORPORATE GOVERNANCE

Committees of the Board and Meetings

The following table summarizes (i) the membership of the Board as of the end of fiscal year 2021, (ii) the members of each of the Board’s standing committees as of the end of fiscal year 2021, and (iii) the number of times each standing committee met during fiscal year 2021.

AS OF APRIL 30, 2021

	Board	Audit	Compensation	Finance and Financial Risk	Nominating and Corporate Governance	Quality	Technology and Value Creation

Richard H. Anderson

Craig Arnold

Scott C. Donnelly

Andrea J. Goldsmith, Ph.D.

Randall J. Hogan, III

Michael O. Leavitt(1)

James T. Lenehan(2)

Kevin E. Lofton

Geoffrey S. Martha

Elizabeth G. Nabel, M.D.

Denise M. O’Leary

Kendall J. Powell

Number of fiscal year 2021 meetings	6(3)	9	7	5	5	4	4

Member

Chair

(1)	Gov. Leavitt was not nominated for reelection at the 2021 Annual General Meeting.

(2)	Mr. Lenehan was not nominated for reelection at the 2021 Annual General Meeting.

(3)	The Board held four regular meetings in fiscal year 2021, with two special meeting also being held.

The principal functions of the six standing committees — the Audit Committee, the Compensation Committee, the Finance and Financial Risk Committee, the Nominating and Corporate Governance Committee, the Quality Committee, and the Technology and Value Creation Committee — are described below.

Audit Committee(1)

     Randall J. Hogan III (Chair)

     Richard H. Anderson

     James T. Lenehan

     Kevin E. Lofton

     Elizabeth G. Nabel, M.D.

Number of

meetings during

Fiscal Year 2021

9

Responsibilities:

∎	Overseeing the integrity of Medtronic’s financial reporting

∎	Overseeing the independence, qualifications and performance of Medtronic’s external independent registered public accounting firm and the performance of Medtronic’s internal auditors

∎	Overseeing Medtronic’s compliance with applicable legal and regulatory requirements, including overseeing Medtronic’s engagements with, and payments to, physicians and other health care providers

∎

Reviewing with the General Counsel and independent registered public accounting firm: legal matters that may have a material impact on the financial statements; any fraud involving management or other employees who have a significant role in Medtronic’s internal controls; compliance policies; and any material reports or inquiries received that raise material issues regarding Medtronic’s financial statements and accounting or compliance policies

∎

Reviewing annual audited financial statements with management and Medtronic’s independent registered public accounting firm and recommending to the Board whether the financial statements should be included in Medtronic’s Annual Report on Form 10-K

MEDTRONIC PLC 2021 Proxy Statement	19

CORPORATE GOVERNANCE

Committees of the Board and Meetings

∎	Reviewing and discussing with management and Medtronic’s independent registered public accounting firm quarterly financial statements and earnings releases

∎

Reviewing major issues and changes to Medtronic’s accounting and auditing principles and practices, including analyses of the effects of alternative GAAP methods, regulatory and accounting initiatives and off-balance sheet structures on Medtronic’s financial statements

∎

Discussing policies with respect to risk assessment and risk management, including risks affecting Medtronic’s financial statements, operations, business continuity, and reputation and the reliability and security of the Company’s information technology and security systems, and the steps management has undertaken to monitor and control such exposures

∎

Undertaking the appointment, compensation (subject to the requirements of Irish corporate law), retention and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee

∎	Pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm

∎

Reviewing, at least annually, a report by the independent registered public accounting firm describing its internal quality-control procedures and any material issues raised by the most recent internal quality-control review and any recent investigations by regulatory or professional agencies, and any steps taken to deal with any such issues, and all relationships between the independent registered public accounting firm and Medtronic

∎

Reviewing the experience and qualifications of the lead partner of the independent registered public accounting firm each year and considering whether there should be rotation of the lead partner or the independent auditor itself

∎	Establishing clear policies for hiring current and former employees of the independent registered public accounting firm

∎	Preparing the Report of the Audit Committee

∎	Meeting with the independent registered public accounting firm prior to the audit to review the scope and planning of the audit

∎	Reviewing the results of the annual audit examination

∎	Reviewing with the independent registered public accounting firm its evaluation of Medtronic’s identification of, accounting for, and disclosure of related party transactions

∎	Advising the Board with regard to Medtronic’s policies and procedures regarding compliance with laws and regulations

∎	Considering, at least annually, the independence of the independent registered public accounting firm

∎

Reviewing the adequacy and effectiveness of Medtronic’s internal control over financial reporting, including information technology and security systems related to internal controls, and disclosure controls and procedures

∎	Reviewing with the Vice President of Internal Audit the performance of Medtronic’s internal audit function and the results of any significant internal audits

∎	Reviewing candidates for the positions of Chief Financial Officer and Controller of Medtronic

∎	Establishing procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

∎	Meeting privately in separate executive sessions periodically with management, internal auditors and the independent registered public accounting firm

∎

Meeting privately in executive session with the Chief Ethics and Compliance Officer, and approving any decisions with regard to hiring, terminating, disciplining, or compensating the Chief Ethics and Compliance Officer

(1)

The Board has determined that all members of the Audit Committee satisfy the applicable audit committee independence requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC). The Board also determined that all members have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules.

Audit Committee Pre-Approval Policies

Rules adopted by the SEC require public company audit committees to pre-approve audit and non-audit services provided by a company’s independent registered public accounting firm. The Company’s Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related, tax and other permissible non-audit services are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, The Company obtains the approval of the Audit Committee before engaging the independent registered public accounting firm. The policies require the Audit Committee to be informed of each service, and do not permit any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members, but such member(s) must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

20	MEDTRONIC PLC 2021 Proxy Statement

CORPORATE GOVERNANCE

Committees of the Board and Meetings

Compensation Committee(1) (2)

     Craig Arnold (Chair)

     Richard H. Anderson

     Scott C. Donnelly

     Randall J. Hogan, III

     Kevin E. Lofton

     Kendall J. Powell

Number of

meetings during

Fiscal Year 2021

7

Responsibilities:

∎	Reviewing compensation philosophy and major compensation programs

∎	Annually reviewing executive compensation programs

∎

Annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and, based on its own evaluation of performance in light of those goals and objectives, as well as input from the Nominating and Corporate Governance Committee; determining and approving the total compensation of the Chief Executive Officer

∎	Annually approving the total compensation of all other executive officers, including base salaries

∎	Provide oversight and recommend incentive compensation plans and equity-based compensation plans and approve stock and other long-term incentive awards

∎	Monitoring compliance by the Chief Executive Officer and senior management with the Company’s stock ownership guidelines

∎	Reviewing new compensation arrangements and reviewing and recommending to the Board severance arrangements for senior executive officers

∎

Reviewing and discussing with management the Compensation Discussion and Analysis required by the rules of the SEC and recommending to the Board the inclusion of the Compensation Discussion and Analysis in the Company’s annual proxy statement

∎

Assisting the Board in reviewing results of any shareholder advisory votes on executive compensation, responding to other shareholder communications that relate to the compensation of senior executive officers, and reviewing and recommending to the Board for approval the frequency with which Medtronic will conduct shareholder advisory votes

∎	Preparing the Committee’s report to be included in Medtronic’s annual proxy statement

∎	Assessing the Company’s risk relating to its compensation policies and practices

∎

The Compensation Committee may form and delegate authority to subcommittees as it deems appropriate. The Compensation Committee also may delegate certain of its responsibilities to one or more designated senior executives or committees in accordance with applicable laws, regulations, and plan requirements. Please refer to the Compensation Discussion and Analysis beginning on page 35 for additional discussion of the Compensation Committee’s processes and procedures relating to compensation.

(1)	The Board has determined that all members of the Compensation Committee satisfy the applicable compensation committee requirements of the NYSE and the SEC.

(2)

No member of the Compensation Committee during fiscal year 2021 was an officer or employee of Medtronic, and no executive officer of Medtronic during fiscal year 2021 served on the Compensation Committee or board of any company that employed any member of Medtronic’s Compensation Committee or Board. During fiscal year 2021, Sarah Powell, a daughter of director Kendall J. Powell, was employed by Medtronic as a Global Senior Product Manager as further described in this proxy statement under Corporate Governance – Related Party Transactions and Other Matters beginning on page 24. Mr. Powell had no involvement in the hiring of this role and has had no involvement in Ms. Powell’s performance assessments or compensation decisions.

Finance and Financial Risk Committee

     Denise M. O’Leary (Chair)

     Richard H. Anderson

     Craig Arnold

     Andrea J. Goldsmith, Ph.D.

     Michael O. Leavitt

     Kendall J. Powell

Number of

meetings during

Fiscal Year 2021

5

Responsibilities:

∎	Reviewing and approving management’s recommendations to the Board for significant capital expenditures

∎	Reviewing, recommending for approval to the Board and monitoring significant strategic transactions

∎	Reviewing and overseeing management’s plans and objectives for the capitalization of the Company

∎	Reviewing and approving management’s recommendations to the Board with respect to new offerings of debt and equity securities, stock splits, credit agreements, and Medtronic’s investment policies

MEDTRONIC PLC 2021 Proxy Statement	21

CORPORATE GOVERNANCE

Committees of the Board and Meetings

∎	Reviewing and approving management’s recommendations to the Board regarding dividends

∎	Reviewing and approving management’s recommendations to the Board regarding authorization for repurchases of Medtronic’s stock

∎	Reviewing and approving management’s recommendations for the Corporate Cash Investment Policy

∎	Reviewing management’s decisions regarding certain financial aspects of the Company’s employee benefit plans

∎	Reviewing and overseeing the Company’s tax strategies

∎	Reviewing with management the Company’s strategies for management of significant financial risks and contingent liabilities

∎	Reviewing with management the financial aspects of the Company’s insurance and self-insurance programs

∎	Reviewing and recommending to the Board for approval authorization limits for the Committee and the Chief Executive Officer to approve expenditures

Nominating and Corporate Governance Committee

     Scott C. Donnelly (Chair)

     Richard H. Anderson

     Randall J. Hogan III

     Denise M. O’Leary

     Kendall J. Powell

Number of

meetings during

Fiscal Year 2021

5

Responsibilities:

∎

Formulating the Company’s policies and procedures for identifying a diverse pool of qualified director candidates and for evaluating and recommending candidates to the Board for nomination for election as directors

∎	Implementing the Committee’s policies to identify, evaluate and recommend to the Board individuals for the Board to nominate for election as directors

∎	Reviewing and making recommendations to the Board regarding whether members of the Board should stand for re-election

∎	Considering any resignation offered by a director

∎	Developing an annual evaluation process for the Board and its committees

∎	Recommending to the Board directors to serve as members of each committee and recommending any changes to the Board or standing committees that the Committee believes desirable

∎	Monitoring emerging corporate governance trends and overseeing and evaluating the Company’s corporate governance policies and programs to align with market best practices

∎	Reviewing the Company’s Principles of Corporate Governance at least annually and recommending changes to the Board to align with market best practices

∎	Reviewing shareholder proposals and recommending to the Board proposed Company responses to such proposals

∎

Reviewing, in accordance with the Company’s Related Party Transaction Policies and Procedures, transactions and relationships with related parties that are required to be approved or ratified thereunder

∎	Reviewing the Company’s Related Party Transactions Policies and Procedures on a periodic basis and recommending changes to the Board

∎

Reviewing the Company’s Standards for Director Independence, recommending any modifications to the standards deemed necessary for the proper governance of the Company, and providing at least annually to the Board the Committee’s assessment of which directors should be deemed independent directors

∎	Reviewing at least annually the requirements of a “financial expert” under the applicable rules of the SEC and NYSE and determining which directors are “financial experts”

∎	Overseeing and reviewing on a periodic basis the continuing education program for directors and the orientation program for new directors

∎	Providing advice to the Board regarding director compensation and benefits

∎	Reviewing the Company’s stock ownership guidelines for directors, monitoring compliance with such guidelines, and recommending changes to the Board

∎	Reviewing Medtronic’s corporate political contributions

∎

Reviewing the Company’s actions and governance policies in furtherance of its corporate social responsibility, including considering the sustainability and impact of the Company’s business operations on employees, citizens, communities and the environment

22	MEDTRONIC PLC 2021 Proxy Statement

CORPORATE GOVERNANCE

Director Independence

Quality Committee

     Elizabeth G. Nabel, M.D. (Chair)

     Andrea J. Goldsmith, Ph.D.

     Michael O. Leavitt

     James T. Lenehan

     Kevin E. Lofton

     Denise M. O’Leary

Number of

meetings during

Fiscal Year 2021

4

Responsibilities:

∎

Overseeing assessment and making recommendations to the Board regarding the Company’s overall quality strategies and systems to monitor and control product quality and safety, the Company’s response to quality and quality systems assessments conducted by the Company and external regulators, the Company’s response to material quality issues and field actions, and the Company’s product technology and cybersecurity strategies, systems, and controls to ensure reliability and prevent unauthorized access.

∎	Overseeing risk management in the area of human and animal studies, including the periodic review of policies and procedures related to the conduct of such studies

∎	Staying informed of major regulatory changes both domestically and internationally to ensure the Company is poised to meet new standards

Technology and Value Creation Committee

     Michael O. Leavitt (Chair)

     Craig Arnold

     Scott C. Donnelly

     Andrea J. Goldsmith, Ph.D.

     James T. Lenehan

     Elizabeth G. Nabel, M.D.

Number of

meetings during

Fiscal Year 2021

4

Responsibilities:

∎

Overseeing assessment and making recommendations to the Board regarding the Company’s product, service, and technology portfolio and its effect on the Company’s growth and performance, emerging science and technology trends that will affect the Company, the Company’s approach to identifying and developing new markets, and the Company’s intellectual property portfolio

∎	Monitoring the overall direction, effectiveness, and competitiveness of the Company’s research and development programs and pipeline

∎	Evaluating the technological aspects of potential acquisitions as requested by the Board

∎	Reviewing and assessing the Company’s competitive standing from a technological point of view

∎

Providing updates to the Quality Committee, as requested, regarding recent technological developments relevant to the quality and safety of the Company’s products and services and the methods by which such developments could be implemented

∎	Evaluating the economic value of new and existing products and services

Director Independence

Under the NYSE Corporate Governance Standards, to be considered independent, the Board must affirmatively determine that the director has no material relationship with Medtronic, other than as a director. The Board of Directors has determined that the following directors (all of the non-management directors) are independent under the NYSE Corporate Governance Standards: Messrs. Anderson, Arnold, Donnelly, Hogan, Lenehan, Lofton and Powell, Drs. Goldsmith and Nabel, Gov. Leavitt and Ms. O’Leary. In making this determination, the Board considered any current or proposed relationships that could interfere with a director’s ability to exercise independent judgment, including those identified by Medtronic’s Standards for Director Independence, which correspond to the NYSE standards on independence. These standards identify certain types of relationships that are categorically immaterial and do not, by themselves, preclude the directors from being independent. The types of relationships and the directors who have had such relationships include:

∎

being a current employee, or having an immediate family member who is an executive officer, of an entity that has made or is expected to make immaterial payments to, or that has received or is expected to receive immaterial payments from, Medtronic for property or services, and each such relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship (Mr. Arnold).

MEDTRONIC PLC 2021 Proxy Statement	23

CORPORATE GOVERNANCE

Related Party Transactions and Other Matters

All of the relationships of the types listed above were entered into, and payments were made or received, by Medtronic in the ordinary course of business and on competitive terms, and no director participated in negotiations regarding, nor approved, any such purchases or sales. Aggregate payments to or transactions with the relevant organizations did not exceed the greater of $1,000,000 or 2% of that organization’s consolidated gross revenues for any of that organization’s last three fiscal years. The Board reviewed the transactions with each of these organizations and determined that the directors had no role with respect to the Company’s decision to make any of the purchases or sales or to engage in the relationship, and that the nature and amount of payments involved in the transactions would not influence the relevant director’s objectivity in the boardroom or have a meaningful impact on such director’s ability to satisfy fiduciary obligations on behalf of Medtronic’s shareholders.

In the course of fulfilling its duties, the Board of Directors also considered situations in which the director had a further removed relationship with the relevant third party, such as being a director or trustee (rather than an employee or executive officer), of an organization that engages in a business relationship with Medtronic or receives discretionary charitable contributions from Medtronic or its affiliates. The Board determined that no such further removed relationships impact the independence of its directors.

Related Party Transactions and Other Matters

The Board of Directors of Medtronic has adopted written related party transaction policies and procedures. The policies require that all “interested transactions” (as defined below) between Medtronic or any of its subsidiaries and a “related party” (as defined below) are subject to approval or ratification by the Nominating and Corporate Governance Committee. In determining whether to approve or ratify such transactions, the Nominating and Corporate Governance Committee will consider, among other factors it deems appropriate, whether the interested transaction is on the same terms as are generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and any other information regarding the interested transaction or the related party that would be material to investors in light of the circumstances. An interested transaction may be approved only if it is determined in good faith that, under all of the circumstances, the interested transaction is in the best interests of Medtronic and its shareholders. In addition, the Nominating and Corporate Governance Committee has reviewed certain categories of interested transactions and deemed them to be pre-approved or ratified. Also, the Board of Directors has delegated to the chair of the Nominating and Corporate Governance Committee (or another member if the chair is interested in the transaction) the authority to pre-approve or ratify any interested transaction in which the aggregate amount is not expected to exceed $1 million. Finally, the policies provide that no director shall participate in any discussion or vote regarding an interested transaction for which he or she is a related party, except that the director shall provide all relevant information concerning the interested transaction to the Nominating and Corporate Governance Committee.

Under the policies, an “interested transaction” is defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or any guarantee of indebtedness) in which:

∎	the aggregate amount involved will or may be expected to exceed $120,000 in any twelve-month period;

∎	Medtronic or a subsidiary is a participant; and

∎	any related party has or will have a direct or indirect interest (other than solely as a result of being a director and/or a less than ten percent beneficial owner of another entity).

An “interested transaction” includes a material amendment or modification to an existing interested transaction.

A “related party” is defined as any:

∎

person who is or was (since the beginning of the last fiscal year for which Medtronic has filed a Form 10-K and proxy statement) an executive officer, director or nominee for election as a director (even if they do not presently serve in that role);

∎	greater than five percent beneficial owner of Medtronic’s ordinary shares; or

∎	immediate family member of any of the foregoing, as such terms are interpreted under Item 404 of Regulation S-K.

During fiscal year 2021, Sarah Powell, a daughter of director Kendall J. Powell, was employed by Medtronic as a Global Senior Product Manager. The aggregate value of the compensation paid to Ms. Powell during fiscal year 2021 was approximately $193,902, which included salary, bonus and equity compensation. In addition, Ms. Powell received the standard benefits provided to other non-executive Medtronic employees for her services during fiscal year 2021. Ms. Powell is not an executive officer of, and does not have a key strategic role within, Medtronic.

24	MEDTRONIC PLC 2021 Proxy Statement

CORPORATE GOVERNANCE

Complaint Procedure; Communications with Directors

Complaint Procedure; Communications with Directors

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. A 24-hour, toll-free confidential compliance line is available for the submission of concerns regarding accounting, internal controls or auditing matters.

The Company’s Lead Independent Director may be contacted via e-mail at leaddirector@medtronic.com. Interested parties may also communicate with the independent directors via e-mail at independentdirectors@medtronic.com. Communications received from interested parties may be forwarded directly to Board members as part of the materials sent before the next regularly scheduled Board meeting, although the Board has authorized management, in its discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening or otherwise inappropriate. Advertisements, solicitations for periodical or other subscriptions and other similar communications generally will not be forwarded to the directors.

Codes of Conduct

All Medtronic employees, including its Chief Executive Officer and other senior executives, are required to comply with a Code of Conduct to help ensure that the Company’s business is conducted in accordance with the highest standards of ethical behavior. The Code of Conduct covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to the Company’s business. Employees are required to bring any violations and suspected violations of the Code of Conduct to the attention of Medtronic through management or legal counsel or by using Medtronic’s confidential compliance line. In addition, the Code of Ethics for Senior Financial Officers provides specific policies applicable to the Chief Executive Officer, Chief Financial Officer, Treasurer and Controller and to other senior financial officers designated from time to time by the Chief Executive Officer.

These policies relate to internal controls, the public disclosures of Medtronic, violations of the securities or other laws, rules or regulations, and conflicts of interest. The members of the Board of Directors are subject to a Code of Business Conduct and Ethics relating to director responsibilities, conflicts of interest, strict adherence to applicable laws and regulations, and promotion of ethical behavior.

The Company’s codes of conduct are published on our website, at www.medtronic.com under the About Medtronic — Corporate Governance section, and are available in print to any shareholder who requests them. The Company intends to disclose future amendments to, or waivers for directors and executive officers of, the codes of conduct on its website promptly following the date of such amendment or waiver.

Director Compensation

The Nominating and Corporate Governance Committee periodically reviews our non-employee director compensation program and makes recommendations for adjustments, as appropriate, to the Board. In fiscal year 2021, no changes were recommended or made to the director compensation program.

MEDTRONIC PLC 2021 Proxy Statement	25

CORPORATE GOVERNANCE

Director Compensation

The principal features of the compensation received by the Company’s non-employee directors for fiscal year 2021 are described below.

Non-employee Directors are eligible for the following compensation:

∎

Annual Cash Retainer – Non-employee directors are entitled to receive an annual cash retainer for their service on the Board. Committee chairs and the Lead Independent Director are entitled to a supplemental annual cash stipend, and non-chair Audit Committee members are entitled to an additional cash stipend. Directors who are also Medtronic employees receive no fees for their services as directors. The Company’s objective in using annual cash retainers and stipends is to recognize the stewardship role of non-employee directors with respect to the company’s success and the increasing demands and responsibilities of our non-employee directors. The annual cash retainer and stipend fees are paid according to the following schedule:

Director Compensation

Annual Cash Retainer	$175,000

Committee Chair Stipends:

Audit	$25,000

Compensation	$20,000

Nominating and Corporate Governance	$20,000

Finance and Financial Risk	$20,000

Quality	$20,000

Technology and Value Creation	$20,000

Lead Independent Director Stipend	$40,000

Member Audit Committee	$15,000

∎

Annual Stock Awards – Each non-employee director receives an annual restricted stock unit award equal in value to $175,000, which vests as described in the Stock Awards section below. The Company uses full-value awards and a fixed dollar value for setting equity levels to compensate its non-employee directors in a manner that is consistent with majority practice and that is competitive with the company’s peers. The Company believes that the annual equity grant to its non-employee directors, in combination with its stock ownership guidelines (described in the Stock Holdings section below), further aligns the interests of its non-employee directors with the interests of the Company’s shareholders.

The Director Compensation table reflects all compensation awarded to, earned by, or paid to the Company’s non-employee directors for fiscal year 2021 service as a director. No additional compensation was provided to Mr. Martha for his service as a director on the Board.

Non-Employee Director	Fees Earned or Paid in Cash	Stock Awards	Total

Richard H. Anderson	$190,000	$175,021	$365,021

Craig Arnold	$195,000	$175,021	$370,021

Scott C. Donnelly	$235,000	$175,021	$410,021

Andrea J. Goldsmith, Ph.D.	$175,000	$175,021	$350,021

Randall J. Hogan, III	$200,000	$175,021	$375,021

Michael O. Leavitt(3)	$195,000	$175,021	$370,021

James T. Lenehan(1)	$190,000	$175,021	$365,021

Kevin E. Lofton(2)	$116,774	$107,584	$224,358

Elizabeth G. Nabel, M.D.	$210,000	$175,021	$385,021

Denise M. O’Leary	$195,000	$175,021	$370,021

Kendall J. Powell	$175,000	$175,021	$350,021

(1)	Mr. Lenehan was not nominated for reelection at the 2021 Annual General Meeting.

(2)

Mr. Lofton joined the Board of Directors September 15, 2020, and therefore his fiscal year 2021 fees paid in cash and restricted stock unit award were pro-rated to cover the actual number of days served as a director during fiscal year 2021.

(3)	Gov. Leavitt was not nominated for reelection at the 2021 Annual General Meeting.

Fees Earned or Paid in Cash

The fees earned or paid in the cash column represent the amount of the annual retainer and annual cash stipend for Board and committee service.

26	MEDTRONIC PLC 2021 Proxy Statement

CORPORATE GOVERNANCE

Director Compensation

The annual cash retainer, annual cash stipend and special committee fees are paid in two installments – in the middle and at the end of a fiscal year. The annual cash retainer and annual cash stipend are reduced by 25% if a non-employee director does not attend at least 75% of the total meetings of the Board and Board committees on which such director served during the relevant year. The table on page 19 of this proxy statement under the section entitled “Committees of the Board and Meetings” shows the committees on which the individual directors serve.

Stock Awards

Directors are annually granted restricted stock units on the first day of the fiscal year in an amount equal to $175,000 divided by the fair market value of a Medtronic ordinary share on the date of grant. Grants are made on a pro rata basis for participants who are directors for less than the entire preceding fiscal year and are reduced by 25% for any directors who failed to attend at least 75% of the applicable meetings during such fiscal year. The restricted stock units vest on the one-year anniversary of the grant date.

Dividends paid on Medtronic ordinary shares are credited to a director’s stock unit account in the form of additional units.

Restricted and Deferred Stock Unit Holdings

Non-employee directors held the following restricted stock units and deferred stock units as of April 30, 2021:

Non-Employee Director	Restricted Stock Units(1)	Deferred Stock Units(2)

Richard H. Anderson	—	30,171

Craig Arnold	—	—

Scott C. Donnelly	—	2,262

Andrea J. Goldsmith, Ph.D.	—	—

Randall J. Hogan, III	—	—

Michael O. Leavitt(3)	—	8,012

James T. Lenehan(4)	—	23,300

Kevin E. Lofton	—	—

Elizabeth G. Nabel, M.D.	—	—

Denise M. O’Leary	—	32,505

Kendall J. Powell	—	22,333

(1)

As noted above, restricted stock units are granted to directors on the first day of each fiscal year and vest on the one-year anniversary of the grant date. Because fiscal year 2021 was a 53 week fiscal year for the Company, as of April 30, 2021, there were no restricted stock units outstanding for directors. The annual restricted stock unit grant to directors in calendar year 2021 of 1,334 restricted stock units for each director other than Mr. Lofton, and of 820 restricted stock units for Mr. Lofton, was made on May 3, 2021 (the first business day of fiscal year 2022).

(2)

Prior to the Covidien acquisition in January 2015, directors were granted deferred stock units rather than restricted stock units. The balance in a director’s deferred stock unit account will be distributed to the director in the form of Medtronic ordinary shares upon resignation or retirement from the Board in a single distribution or, at the director’s option, in five equal annual distributions.

(3)	Gov. Leavitt was not nominated for reelection at the 2021 Annual General Meeting.

(4)	Mr. Lenehan was not nominated for reelection at the 2021 Annual General Meeting.

To align directors’ interests more closely with those of shareholders, the Nominating and Corporate Governance Committee approved the Medtronic plc Stock Ownership and Retention Guidelines pursuant to which non-employee directors are expected to own stock of Medtronic in an amount equal to five times the annual Board retainer. Until the ownership guideline is met, the directors must retain 75% of after-tax Medtronic shares received through settlement of equity compensation awards. Once the guideline is met, the directors must retain 75% of after-tax shares for one year following grant of equity compensation awards. For share issuances, net gain shares are those remaining after payment of income taxes. Shares retained may be sold on the later of one year after grant or when the ownership guidelines are met. In the case of retirement or termination, shares may be sold after the shorter of the remaining retention period or one year following retirement or termination, as applicable. As of August 2, 2021, all directors were in compliance with the stock ownership and retention policy; however, due to their tenure as a director, Dr. Goldsmith and Mr. Lofton are expected to make progress towards the required ownership guidelines over time.

Deferrals

Prior to the Covidien acquisition in January 2015, directors were able to defer all or a portion of their cash compensation through participation in the Medtronic Capital Accumulation Plan Deferral Program. This was a nonqualified plan designed to allow participants to defer a portion of their pre-tax compensation, and to earn returns or incur losses on those deferred amounts based upon allocation of their balances to one or more investment alternatives, which were the same investment alternatives that Medtronic offers its employees through its 401(k) Plan. Director contributions in the deferred compensation program were discontinued effective as of the close of the Covidien acquisition in January 2015.

MEDTRONIC PLC 2021 Proxy Statement	27

SHARE OWNERSHIP INFORMATION

Significant Shareholders

The following table shows information concerning each person who is known by the Company to beneficially own more than 5% of the Company’s ordinary shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Ordinary Shares	Of Shares Beneficially Owned, Amount that May Be Acquired Within 60 Days	Percent of Class
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355(1)	111,286,018	N/A	8.27
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055(2)	107,107,760	N/A	7.96
(1)

The information for security ownership of this beneficial owner is based on a Schedule 13-G/A filed by The Vanguard Group on February 8, 2021. On February 8, 2021, Vanguard, together with its affiliates, held indirect voting power over ordinary shares.

(2)

The information for security ownership of this beneficial owner is based on a Schedule 13-G/A filed by BlackRock, Inc. on January 29, 2021. On January 29, 2021, Vanguard, together with its affiliates, held indirect voting power over ordinary shares.

Beneficial Ownership of Directors and Management

The following table shows information as of August 4, 2021, concerning beneficial ownership of Medtronic’s ordinary shares by Medtronic’s directors, named executive officers identified in the Summary Compensation Table under “Executive Compensation,” and all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Ordinary Shares(16)	Of Shares Beneficially Owned, Amount that May Be Acquired Within 60 Days
Richard H. Anderson(1)	109,149	30,323
Craig Arnold	31,620	0
Michael J. Coyle(2)	810,358	648,244
Scott C. Donnelly(3)	12,273	2,274
Andrea J. Goldsmith, Ph.D.	1,652	0
Randall J. Hogan, III(4)	38,432	0
Omar Ishrak(5)	2,441,072	1,925,993
Richard E. Kuntz, M.D. (6)	417,852	365,151
Michael O. Leavitt(7)	20,486	8,052
James T. Lenehan(8)	56,633	23,417
Bradley E. Lerman(9)	311,554	287,501
Kevin E. Lofton	0	0
Geoffrey S. Martha(10)	429,619	399,260
Elizabeth G. Nabel, M.D.	9,019	0
Denise M. O’Leary(11)	67,575	6,533
Karen L. Parkhill(12)	313,104	255,915
Kendall J. Powell(13)	37,245	22,445
Robert J. White(14)	303,051	280,218
Directors and executive officers as a group (23 persons)(15)	6,284,683	5,043,594
(1)	Includes 4,800 shares held by Mr. Anderson’s spouse’s trust and 30,323 deferred stock units, which represent the right to acquire shares upon retirement or certain other triggering events.

28	MEDTRONIC PLC 2021 Proxy Statement

SHARE OWNERSHIP INFORMATION

Delinquent Section 16(a) Report

(2)	Includes 4,104 shares held by Mr. Coyle’s spouse and 250 shares held by family trust. Mr. Coyle retired effective December 31, 2020.

(3)	Includes 245 shares held by Mr. Donnelly’s spouse’s trust and 2,274 deferred stock units, which represent the right to acquire shares upon retirement or certain other triggering events.

(4)	Includes 36,798 shares held by family limited partnership.

(5)

Includes indirect holdings of Mr. Ishrak of 9,532 shares held by GRAT 2019, 22,508 shares held by GRAT 2020 and 8,650 shares held by revocable trust and 296,151 deferred stock units, which represent the right to acquire shares upon retirement or certain other triggering events. Mr. Ishrak retired effective December 11, 2020.

(6)

Includes 26,190 deferred stock units, which represent the right to acquire shares upon retirement or certain other triggering events. Mr. Kuntz’s number of shares beneficially owned does not include 151,669 stock options granted, but not yet vested, nor exercisable within 60 days of August 4, 2021.

(7)

Includes 8,052 deferred stock units, which represent the right to acquire shares upon retirement or certain other triggering events. Gov. Leavitt was not nominated for reelection at the 2021 Annual General Meeting.

(8)	Mr. Lenehan was not nominated for reelection at the 2021 Annual General Meeting.

(9)	Mr. Lerman’s number of shares beneficially owned does not include 221,569 stock options granted, but not yet vested, nor exercisable within 60 days of August 4, 2021.

(10)	Mr. Martha’s number of shares beneficially owned does not include 467,171 stock options granted, but not yet vested, nor exercisable within 60 days of August 4, 2021.

(11)	Includes 6,533 deferred stock units, which represent the right to acquire shares upon retirement or certain other triggering events, exercisable within 60 days.

(12)

Includes 86 shares held by Ms. Parkhill’s trust and 605 shares held by each of Ms. Parkhill’s three children. In addition, Ms. Parkhill’s number of shares beneficially owned does not include 233,450 stock options granted but not yet vested, nor exercisable within 60 days of August 4, 2021.

(13)	Includes 3,000 shares held by Mr. Powell’s spouse’s trust and 22,445 deferred stock units, which represent the right to acquire shares upon retirement or certain other triggering events.

(14)

Includes 1,500 shares held in a family trust. In addition, Mr. White’s number of shares beneficially owned does not include 191,382 stock options granted but not yet vested, nor exercisable within 60 days of August 4, 2021.

(15)

As of August 4, 2021, no director or executive officer beneficially owns more than 1% of the shares outstanding. Medtronic’s directors and executive officers as a group beneficially own approximately 0.4% of the shares outstanding.

(16)	Amounts include the shares shown in the last column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire shares within 60 days of August 4, 2021.

Delinquent Section 16(a) Report

Based upon a review of reports and written representations furnished to it, Medtronic believes that during fiscal year 2021, no director, officer, or other person subject to Section 16(a) of the Exchange Act (“Section 16”) with respect to Medtronic failed to file on a timely basis any report required by Section 16, except that Dr. Goldsmith did not timely file with respect to sixteen (16) acquisitions of nominal numbers of shares made on her behalf through a managed account.

MEDTRONIC PLC 2021 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

The following executive compensation discussion and analysis describes the principles underlying our executive compensation policies and decisions as well as the material elements of compensation for our named executive officers. Our named executive officers for fiscal year 2021 were:

∎	Geoffrey S. Martha, Chairman and Chief Executive Officer

∎	Karen L. Parkhill, Executive Vice President and Chief Financial Officer

∎	Bradley E. Lerman, Senior Vice President, General Counsel and Corporate Secretary

∎	Robert J. White, Executive Vice President, Medical Surgical Portfolio

∎	Richard E. Kuntz, Senior Vice President, Chief Medical and Scientific Officer

∎	Omar Ishrak, Former Executive Chairman and Chief Executive Officer

∎	Michael J. Coyle, Former Executive Vice President and Group President, Cardiac and Vascular Group

As previously disclosed, on April 26, 2020, Mr. Ishrak retired as Chief Executive Officer of the Company, and on April 27, 2020 Mr. Ishrak became Executive Chairman of the Company and Mr. Martha assumed the role of Chief Executive Officer and ceased being President. On October 2, 2020, Mr. Ishrak notified our Board of Directors of his voluntary decision to resign as Executive Chairman of the Company and Chairman of the Board, effective December 11, 2020 upon which Mr. Ishrak ceased being an employee of the company. Mr. Coyle, Executive Vice President Cardiovascular Portfolio, left the organization effective December 31, 2020, as previously announced on December 15, 2020.

See “Executive Officer Transitions” below for further discussion. For purposes of this Compensation Discussion and Analysis and the related disclosures that follow, the term “NEOs” refers to all NEOs other than Messrs.Ishrak and Coyle unless otherwise noted.

Executive Summary

Executive Compensation Philosophy

Our compensation programs align the interests of all our executives, including NEOs, with those of our shareholders. Our programs are market-competitive to ensure we attract, retain and engage highly talented executives with compensation packages established pursuant to the following principles:

∎

Market-Competitive. We benchmark and assess our program annually to ensure market-competitive target total direct compensation consisting of base salary, target annual cash incentive and long-term incentives.

∎

Pay for Performance. We emphasize pay for performance by making at least 75% of target total direct compensation payable to each NEO contingent on the attainment of annual and long-term Company performance goals.

∎

Market Median Pay. We position each element of total direct compensation within a market median range that is +/- 15% of median for base salary and annual incentive and +/- 20% of median for long-term incentives and total direct compensation. Performance that is above or below the median of our 27-company comparison group (“Comparison Group”) will generate total compensation that is above or below the median total compensation for the same group.

∎

Comprehensive Benefit Programs. We enhance competitive total direct compensation with comprehensive employee benefit programs that support retirement, health and wellness. NEOs have the same health and retirement benefits as other Medtronic executives.

∎

Shareholder Value Alignment. We align incentive programs with shareholder value creation by using annual and three-year performance measures that drive shareholder value. Incentive goals come directly from our Board-approved annual operating plan and our Board-approved long-term strategic plan.

∎

Focus on Quality. We emphasize quality: payouts under our annual incentive plan can be reduced if a quality compliance modifier performance threshold is not achieved. The quality modifier, which may reduce but not increase a payout, is designed to align Medtronic employees with the Medtronic Mission, “To strive without reserve for the greatest possible reliability and quality in our products”. The modifier uses Food and Drug Administration inspection observations to provide a standardized and rigorous assessment of our product and process quality.

30	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Fiscal 2021 Performance Summary

Fiscal Year 2021 Financial Performance Summary

During fiscal year 2021, Medtronic’s financial performance was affected by the impact the COVID-19 pandemic had on the reduction of healthcare procedures in many markets around the world. Despite the pandemic, the company continued to execute on its long-term strategy to accelerate its sustainable growth profile by investing in its pipeline, utilizing its technology to win share and create and disrupt big markets, and using its local presence and scale to increase adoption of its products and services in markets around the globe.

FY21 revenue of $30.1 billion increased 4% as reported or approximately 2% on an organic basis, below the company’s long-range plan of growing organic revenue 5%+ due to the pandemic. The Company’s FY21 operating margin and diluted earnings per share (“EPS”) also both declined as a result of the pandemic, as the Company continued to invest in R&D and its employees, including its sales forces, despite the decrease in revenue. FY21 GAAP diluted EPS of $2.66 decreased 25%, while non-GAAP diluted EPS of $4.44 decreased 3%, below the Company’s long-range plan of growing non-GAAP EPS at 8%+. The pandemic also affected the company’s free cash flow in FY21. Cash flow from operations was $6.2 billion, a decrease of 14%. FY21 free cash flow was $4.9 billion, a decrease of 19%, and free cash flow conversion from non-GAAP earnings was 81%, above the Company’s goal of greater than 80% conversion.

MDT’s stock price increased by 32% in FY21, from $99.30 on April 24, 2020, to $130.92 on April 30, 2021. The total return of Medtronic stock over the same period was 35%, as compared to a 50% total return of the S&P 500 and 38% total return of the Dow Jones U.S. Select Medical Equipment Total Return Index.

COVID-19 Response

To recognize and support its employees, Medtronic invested in employee programs that included protecting wages and annual incentive compensation including the following COVID-19-related employee programs and benefits:

∎

Implemented reward and recognition programs, which included monetary awards, for business critical employees who had to report to a Medtronic facility to continue manufacturing and distributing products to the healthcare systems and patients who needed them

∎

In recognition of the challenging sales environment, the company instituted measures to protect field employees from significant impacts to their incentive compensation, which for many represented a significant percentage of their regular income

∎

Developed an Emergency Leave Pay Policy, which allowed employees whose roles could not be performed remotely – and who faced certain situations such as quarantine, home schooling, childcare issues, or a positive COVID-19 diagnosis – to receive up to 30 days of pay

∎

Increased contributions to its Employee Emergency Assistance Fund, which is providing needs-based financial grants to employees who experienced financial impact due to the COVID-19 pandemic, including childcare reimbursements

∎

Provided to employees and household family members the Medtronic Employee Assistance Program (MEAP), which offers a variety of services at no cost, from help finding childcare to free financial consultations and confidential mental health counseling

These are some of the key actions the company took to support and protect employees and their families during the pandemic

To support Medical Professionals and Healthcare Systems, employees worked tirelessly to make critical products available to physicians and patients. The company hosted dozens of virtual physician forums and medical education programs to help physicians of various specialties navigate the challenges of COVID-19. The company deployed existing monitoring solutions and quickly developed new remote monitoring solutions to reduce potential exposure to COVID-19 for Medtronic employees, customers, and patients.

We also took a number of steps to increase our ventilator production, increasing five-fold from pre-pandemic levels, as well as to increase the total global market ventilator production and training. A few key initiatives are as follows:

∎

In an open source initiative, the company released its Puritan Bennet TM (PB560) ventilator design specifications publicly, providing manufacturers around the world the ability to rapidly accelerate ventilator production

∎

Collaborated with Intel Corporation on a remote management feature on the company’s critical care ventilators which limited healthcare workers exposure to COVID-19 patients by allowing changes to ventilator settings from outside the patient’s room

∎	Collaborated with SpaceX to manufacture critical components for Medtronic’s critical care ventilators

Finally, to support Communities around the world, Medtronic encouraged virtual volunteerism and increased its employee and retiree matched giving program for a specified time, offering a 2:1 match for monetary donations made to eligible nonprofits worldwide.

MEDTRONIC PLC 2021 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Impact of COVID-19 On NEO Compensation

The unprecedented impact of the COVID-19 pandemic occurred across both fiscal year 2020 and fiscal year 2021, with the most significant impacts to our business occurring during the fourth quarter of fiscal 2020 and the first quarter of fiscal 2021. The compensation for our top executive officers including our NEOs, was materially affected. In response to these impacts, the Compensation Committee and management took a number of actions which are outlined below.

Fiscal 2020 Compensation Decisions

As described in Medtronic’s fiscal 2020 proxy statement, in fiscal 2020:

∎	Financial results for the annual incentive plan, which includes revenue growth, non-GAAP diluted EPS growth, and free cash flow metrics, fell below thresholds resulting in zero payout under the plan

∎

Performance for the cash long-term performance plan, which includes cumulative revenue growth and return on invested capital, were also negatively impacted, resulting in a below target payout of 75.16% for the three-year period ending April 2020

As a result of these impacts, the Committee made the decision to fund the annual incentive plan at 82.8% for all 63,000 employees in the plan, excluding the company’s NEOs and other of our most senior leaders. This payout was calculated based on the company’s performance against financial goals through the first three quarters of fiscal 2020 weighted 75%, and a zero payout for the fourth quarter weighted 25%.

Fiscal 2021 Compensation Decisions

At the beginning of fiscal 2021, due to the uncertainty surrounding the pandemic, the Committee made the following decisions to balance the pay for performance relationship in a year with lower than usual performance expectations:

∎	No base salary increases for NEOs or other employees

∎

The FY2021 annual incentive payout opportunity was set at 75% of target for achieving the annual operating plan and capped at 130% of target payout for maximum performance (as compared to 100% payout for target performance and 183.3% payout for maximum performance in prior years)

∎	No LTIP increases with one exception as follows for NEOs:

∎

Mr. Lerman received an LTIP increase to strengthen retention and commensurate with tenure and performance and to align LTIP value with significant increase in market value (greater than 10%) for General Counsel role.

Actual performance for fiscal 2021 was much stronger than expected at the time we established our annual operating plan due to the strong recovery and demand for our products combined with the exceptional execution of our teams. Despite this strong recovery, our restricted stock awards for cycles ending in April 2021 and April 2022 that vest based on achieving a threshold level of EPS growth continued to be materially impacted. These awards were based on a cumulative measure of EPS growth over the full three-year performance period, and as a result, the significant performance impact of COVID-19 on the fourth quarter of fiscal 2020 and the first quarter of fiscal 2021 made it effectively impossible mathematically to achieve the threshold performance goals for these cycles regardless of how strongly our performance recovers.

As a result of these factors:

∎

The annual incentive plan was funded at 124.12% of target and well above the 75% funding for achieving the annual operating plan for the year. At the recommendation of management, the Committee agreed to cap the payout at 100% of target for our senior leaders, including our NEOs, to balance our overall pay for performance relationship in the context of other COVID-related pay decisions

∎

The cash-based long-term performance plan (LTPP) for the cycle ended in April 2021 paid out at 109% of target, reflecting the company’s recovery in revenue and ROIC performance and above market relative total shareholder returns

∎

The Committee made an adjustment to the cumulative EPS performance for our restricted stock awards– as allowed under the plan for items related to unusual or nonrecurring events and in accordance with accounting principles – to normalize for the fourth quarter

32	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

of FY2020 and first quarter of FY2021. With this adjustment, the threshold performance condition for the cycle ending in April 2021 was met and the shares were vested for all participants, including the NEOs. The awards for the cycle ending in April 2022 were similarly adjusted. The Committee made no other adjustments to performance results for any other annual or long-term incentive plans, including our LTPP in fiscal 2020 or fiscal 2021 in response to the COVID-19 impacts on our business.

It’s important to note that restricted stock awards are intended to be a retention component in Medtronic’s long-term incentive plan and not intended to represent true performance based incentives. In addition, including a performance threshold for RSU vesting is uncommon among Medtronic’s compensation comparison group and broader industry. Furthermore, with the implementation of the Tax Cuts and Jobs Act beginning after December 31, 2017, the performance threshold on RSUs no longer meets the requirements for tax deductibility under 162(m). As a result of these factors, Medtronic removed the performance threshold for restricted stock units beginning with the FY2021 award as part of a re-design of its long-term incentive plan. See “FY2021 Long-Term Incentive Plan Design Changes” section below for more details on the FY2021 LTIP awards.

∎

The Committee decided to make a one-time grant of unvested stock options in fiscal year 2021 to align additional compensation opportunity with shareholder value as our business recovers from the pandemic. The award vests over four years.

Name	FY2021 Stock Option Award Value
Geoff Martha	$1,130,000
Karen L. Parkhill	$800,000
Robert J. White	$640,000
Bradley E. Lerman	$620,000
Richard E. Kuntz	$580,000

FY2021 Incentive Plan Results

(1)	Refer to page 44 for definitions of revenue growth and free cash flow used in calculating results for Medtronic’s Annual Incentive Plan.

(2)

These metric’s represent non-GAAP financial measures and reconciliations to GAAP financial measures are included in Appendix A. Results are adjusted for management’s discretion as allowed under the company’s Annual Incentive Plan.

MEDTRONIC PLC 2021 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

(3)

Refer to page 46 for definitions of revenue growth, return on invested capital (“ROIC”) and relative total shareholder return (TSR) used in calculating results for Medtronic’s Long-Term Performance Plan.

As noted earlier, award payouts for the Fiscal Year 2021 annual incentive plan and the Fiscal Year 2019 through Fiscal 2021 three-year long-term performance plan were at 124.12% and 109% of target award opportunities, respectively, as summarized below.

ACTUAL PERFORMANCE AS A PERCENT OF PLAN PERFORMANCE &

ACTUAL AWARD PAYOUT AS A PERCENT OF TARGET AWARD PAYOUT

Other Changes for Fiscal 2021

Fiscal 2021 Long-term Incentive Plan Design Changes

In addition to the decisions outlined above, the Committee also substantially revised our long-term incentive plan philosophy and design beginning in fiscal 2021. These changes were designed to better align our long-term incentives with our business growth strategy, competitive practices, and the preferences of our shareholders as expressed in our shareholder engagement conversations. These changes were not related to the COVID-19 pandemic or its impact on our business in FY2020 or FY2021.

The major components of our new long-term incentive plan design are as follows:

∎

Replaced our Cash LTPP with a performance share unit (PSU) plan. PSUs are more common than cash-based long-term incentives among our peers and are more effective at aligning the interest of our executives with the interests of our shareholders.

∎

Revised the performance metrics to emphasize growth and shareholder value creation. Performance for the new PSUs will be based on three-year revenue growth and three-year relative total shareholder return as the primary metrics, each eqully weighted, with ROIC as a threshold metric, reducing the payout by 30% if a minimum level of ROIC is not achieved. Under the previous LTPP plan, each of these metrics was equally weighted.

∎

Re-weighted our equity awards. PSUs tied to three-year objectives will now be 50% of the target long-term incentive opportunity for executives, with stock options at 30% of the mix and the remaining 20% as time-based restricted share units (RSUs) without any performance conditions.

34	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

These changes shown in figure 1 below.

Figure 1: FY2021 Long-Term Incentive Plan Design Change

FY20 LTIP DESIGN	FY21 LTIP DESIGN

Notes:

1.	The revenue growth used in the PSU plan results is defined as the three-year simple average annual organic revenue growth measured at constant currency.

2.	The revenue growth target and performance range reflect the forecasted impact of the COVID-19 pandemic on the baseline year of FY2020.

3.

Relative Total Shareholder Return is defined as the ending share price of a share of common stock, plus the value of reinvested dividends, divided by the beginning share price. Both beginning and ending share prices are measured over a 30-day average. Relative TSR is measured against Medtronic’s Compensation Comparison Group .

4.

ROIC is defined as non-GAAP net income after the removal of the after-tax impact of amortization plus interest expense net of tax, divided by Invested Capital, averaged over the 3-year period. Invested Capital is defined as Total Equity Plus Interest-Bearing Liabilities less Cash and Cash Equivalents for each year.

Compensation of our Chief Executive Officer

CEO compensation is positioned at the 46P of Medtronic’s Compensation Comparison Group, consistent with the company’s practice of aligning compensation with the market based on length of tenure and performance. CEO compensation is based on the same design elements that are applicable to the other NEOs. Pay for performance is an important principle of Medtronic’s compensation programs and looking at realizable compensation is one approach to analyze CEO pay against company performance.

The following chart presents a comparison of Medtronic’s CEO’s “realizable compensation” relative to Company performance for the last three completed fiscal years. Realizable compensation represents the sum of actual base salaries paid, actual bonuses earned, the Black-Scholes value of stock options, fair market value of restricted stock and projected value of long-term performance awards as of April 30, 2021. The analysis includes the impact of the COVID-19 pandemic on CEO compensation that is discussed in the next section.

MEDTRONIC PLC 2021 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Total shareholder return consists of three-year stock price appreciation and dividend reinvestments. All financial performance amounts for Medtronic and the comparison companies are based on GAAP as reported amounts as of the last completed fiscal year-end. The analysis indicates that realizable compensation is reasonably aligned with Company total shareholder return, revenue and EPS growth, and average return on invested capital (“ROIC”) .

	3-Year Realizable Pay Ranking	3-Year Financial Performance Ranking[1]

Company	CEO	TSR[2]	Revenue Growth	EPS Growth	Avg. ROIC
Microsoft Corporation	MSFT	QCOM	BMY	ABT	LMT
Danaher Corporation	DHR	MSFT	ABBV	JNJ	QCOM
QUALCOMM Incorporated	QCOM	DHR	MSFT	LLY	BIIB
Abbott Laboratories	ABT	LLY	BDX	MRK	LLY
Intel Corporation	INTC	ABT	DHR	AMGN	ABBV
Eli Lilly and Company	LLY	UNH	ABT	MSFT	MSFT
Honeywell International Inc.	HON	MDT	LMT	LMT	MRK
UnitedHealth Group Incorporated	UNH	HON	QCOM	HON	MMM
Cisco Systems, Inc.	CSCO	SYK	UNH	INTC	JNJ
Pfizer Inc .	PFE	PEP	INTC	DHR	CSCO
Merck & Co., Inc.	MRK	BSX	MRK	BSX	AMGN
Johnson & Johnson	JNJ	AMGN	SYK	PEP	INTC
Lockheed Martin Corporation	LMT	JNJ	LLY	UNH	GILD
AbbVie Inc.	ABBV	MRK	PEP	MMM	PEP
Amgen Inc.	AMGN	ABBV	BAX	SYK	HON
Medtronic plc	MDT	BMY	AMGN	BIIB	UNH
Stryker Corporation	SYK	LMT	BSX	BAX	BMY
Bristol-Myers Squibb Company	BMY	BAX	JNJ	MDT	SYK
International Business Machines Corporation	IBM	RTX	GILD	IBM	BAX
Baxter International Inc.	BAX	CSCO	MMM	ABBV	IBM
Boston Scientific Corporation	BSX	PFE	BIIB	PFE	BA
PepsiCo, Inc.	PEP	INTC	CSCO	GILD	PFE
Biogen Inc.	BIIB	IBM	RTX	BDX	ABT
Becton, Dickinson and Company	BDX	MMM	MDT	QCOM	DHR
Raytheon Technologies Corporation	RTX	BDX	IBM	CSCO	BSX
Gilead Sciences, Inc.	GILD	GILD	PFE	BMY	MDT
3M Company	MMM	BIIB	HON	RTX	BDX
The Boeing Company	BA	BA	BA	BA	RTX
	46P	79P	13P	17P	6P

1	Comparator company financial data as of Q1 2021. Medtronic financial data reflects FY 2021 results. All financial performance data sourced from S&P Capital IQ.

2	3-Year TSR is caculated as of 4/30/2021.

Consideration of “Say-on-Pay” Voting Results

At our 2020 annual general meeting, shareholders again showed strong support for our executive compensation programs with 91.7% of the votes cast approving our executive compensation.

The Compensation Committee reviewed shareholder and other stakeholder feedback along with the results of the shareholder “say-on-pay” vote in making compensation decisions during fiscal year 2021. Efforts to gather stakeholder feedback included periodic

36	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

outreach to our largest shareholders. Based on this feedback and the 91.7% say-on-pay approval by shareholders in 2020, the Compensation Committee concluded that shareholders generally support Medtronic compensation policies and practices. Therefore, the Compensation Committee continued to apply the same principles in determining fiscal year 2021 compensation actions. As described above, the Compensation Committee did decide in fiscal year 2020 to make changes to Medtronic’s long-term incentive plan design by replacing the cash-settled long-term performance plan with a performance share plan beginning with the fiscal year 2021 grants. These changes are reflected in NEO compensation for fiscal year 2021 (see page 45 for more details).

Shareholder Responsiveness

In addition to the long-term incentive plan results effective for FY2021, which incorporated feedback from the shareholders, the Compensation Committee also made changes to the annual incentive plan for NEOs and other senior executives beginning with fiscal year 2022. As a result, in fiscal year 2021, the Committee, in consultation with the Independent Consultant modified the annual incentive plan for senior executives including NEOs to better align with Medtronic’s short and long-term strategy. Beginning in fiscal year 2022, the MIP will incorporate market share as a key financial metric in addition to existing revenue growth, diluted EPS, and free cash flow metrics. The MIP will also incorporate a qualitative scorecard to measure key non-financial metrics such as quality, strategic priorities, culture and inclusion, diversity, and equity. Performance on these key non-financial metrics will be qualitatively evaluated by the committee following the close of the fiscal year. The committee believes that incorporating these quantitative and qualitative measures is critical to holistically support Medtronic’s financial and strategic performance.

These decisions were, in part, based on suggestions from shareholders over the past couple of years. The Compensation Committee will continue to gather and consider shareholder feedback in future compensation decisions. The Medtronic advisory “say-on-pay” vote is held on an annual basis.

Corporate Governance

The Compensation Committee has incorporated the following market-leading governance features into our programs:

Summary of Key Compensation Practices

What We Do	✓	Double-trigger change of control vesting of compensation and benefits, including equity
	✓	Comprehensive clawback policy that applies to annual incentive, long-term incentives and equity compensation
	✓	Rigorous stock ownership requirements and holding periods on portions of after-tax shares until guidelines are met
	✓	Targets for performance metrics aligned to financial goals communicated to shareholders
	✓	Multiple performance metrics under our short-and long-term performance-based plans discourage short-term risk-taking at the expense of long-term results
	✓	Policy providing for forfeiture of equity awards when a NEO terminates employment for any reason other than retirement, disability, death, or termination under specific circumstances related to a change of control
	✓	Responsible use of shares under our long-term incentive program
	✓	Align pay and shareholder performance
	✓	Engagement of an independent compensation consultant
	✓	Limited perquisites

What We Do Not Do	×	No defined benefit supplemental executive retirement plans or special healthcare coverage for NEOs
	×	No “single-trigger” vesting of equity awards in event of a change of control
	×	No dividends or dividend equivalents on unearned equity compensation
	×	No excessive severance benefits
	×	No hedging and pledging of Company stock permitted for executives
	×	No “golden parachute” excise tax gross-ups
	×	No backdating or repricing of stock option awards
	×	No multi-year compensation guarantees

MEDTRONIC PLC 2021 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

Participants in Executive Compensation Design and Decision-Making Process

Participants in Executive Compensation Design and Decision-Making Process

Role of Compensation Committee

The Compensation Committee establishes our compensation philosophy, program design and administration rules, and is the decision-making body on all compensation matters related to our NEOs. The Compensation Committee solicits input from an independent outside compensation consultant and relies on the consultant’s advice. For more information on the Compensation Committee, its members and its duties as identified in its charter, please refer to the section entitled “Committees of the Board and Meetings — Compensation Committee” beginning on page 18 of this proxy statement.

Independent Compensation Consultant

The Compensation Committee has engaged Semler Brossy Consulting Group (“Semler Brossy”), an independent outside compensation consulting firm (the “Independent Consultant”), to advise the Compensation Committee on all matters related to executive officer compensation. Specifically, the Independent Consultant conducts an annual competitive market analysis of total compensation for NEOs, provides relevant market data, updates the Compensation Committee on compensation trends and regulatory developments, and counsels the Compensation Committee on program designs and specific compensation decisions related to our CEO and other executives. This is the only work completed by the Independent Consultant for Medtronic and the services of that firm are at the discretion and direction of the Compensation Committee.

Consistent with the NYSE listing standards, the Compensation Committee reviews and confirms the independence of its outside consultants on an annual basis. In connection with this process, the Compensation Committee has reviewed, among other items, a letter from Semler Brossy addressing its independence and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to us by Semler Brossy, (ii) fees paid by us as a percentage of Semler Brossy’s total revenue, (iii) policies or procedures of Semler Brossy that are designed to prevent conflicts of interest, (iv) any business or personal relationships between the senior advisor of the consulting team and a member of the Compensation Committee, (v) any Company stock owned by the senior advisor or any member of that individual’s immediate family, and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by Semler Brossy and its senior advisor involved in the engagement did not raise any conflict of interest.

Role of Chief Executive Officer in Compensation Decisions

In making compensation decisions for executive officers reporting to the CEO, the Compensation Committee solicits the views of our CEO and the Independent Consultant. The Compensation Committee conducts executive sessions without the CEO present. The CEO does not make recommendations to the Compensation Committee about his own compensation.

38	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Program Design

Executive Compensation Program Design

The overall design of our FY2021 executive compensation program is illustrated below:

Component	Performance Period (yrs.)	Basic Design	Purpose
Base Salary	1	∎ Calibrated with the Comparison Group market median range	∎ Compensates for carrying out basic duties of the job ∎ Recognizes individual experiences, skills, and sustained performance
Benefits	1	∎ Health, retirement, and other life events ∎ Market-competitive benefits	∎ Provides same benefits available to Medtronic employees; non-qualified deferred compensation plan provides the same tax planning benefit to executives after adjusting for statutory limitations
Perquisites	1	∎ Allowance covering expenses such as financial and tax planning, memberships, etc. ∎ No tax gross-up	∎ Provides a modest allowance to be used in lieu of Company-provided perquisites
Annual Incentive Plan	1

∎ Uses revenue growth, non-GAAP diluted EPS growth, free cash flow, and quality compliance performance measures

∎ Actual payout for performance below threshold is zero. Payout for performance between threshold and maximum is 50% -200% of target for revenue growth and non- GAAP diluted EPS growth and between 50%-150% of target for free cash flow

∎ Payout capped at 130% for fiscal year 2021

∎ Rewards the accomplishment of annual operating plan based on Company performance and it is driven by performance for our shareholders

∎ Fiscal Year 2021 payout maximum designed to address impact of COVID-19 on Medtronic financial results

Performance Share Units	3

∎ Granted annually

∎ Actual pay for performance below threshold is zero; payout for performance between threshold and maximum is 50% - 200%

∎ Uses cumulative revenue growth,& relative TSR performance measured over a three-year performance period

∎ Return on Invested Capital is a downward modifier if the three year performance threshold is not achieved

∎ Aligns a significant portion of long-term incentives to longer-term strategic financial goals

∎ Promotes long-term stock ownership in Medtronic

∎ Encourages Retention

∎ Replaces the cash-settled long-term performance plan beginning with the fiscal year 2021 grant

Stock Options	4	∎ Granted annually ∎ Vest 25% per year starting on the 1st anniversary of grant date	∎ Aligns pay with performance by linking value to stock price appreciation and shareholder value creation
Restricted Stock Units	3	∎ Granted annually ∎ Vest 100% on the 3rd anniversary of grant date	∎ Promotes long-term stock ownership in Medtronic ∎ Encourages retention

The mix of total direct compensation for our NEOs is weighted 92% to 85% at risk with 80% to 70% allocated to long-term incentives, as illustrated on page 40 below. Note: The charts below do not include our former CEO and Chairman of the Board, Mr. Ishrak, who, as previously reported, retired from his position as CEO effective April 26, 2020 and from his position as Executive Chairman on December 11, 2020.

MEDTRONIC PLC 2021 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

How We Establish Executive Compensation Levels

CHIEF EXECUTIVE OFFICER TARGET TOTAL DIRECT COMPENSATION COMPONENTS	AVERAGE OTHER NAMED EXECUTIVE OFFICER TARGET TOTAL DIRECT COMPENSATION COMPONENTS

How We Establish Executive Compensation Levels

The Compensation Committee considers relevant market pay practices when establishing executive compensation program and pay levels, including base salary and annual and long-term incentives. To facilitate our ability to benchmark competitive compensation levels and practices, the Compensation Committee established a Comparison Group. The Compensation Committee selected the companies that constitute the Comparison Group after discussing various recommendations from the Independent Consultant. The Comparison Group is selected using Compensation Committee-approved criteria designed to identify companies with whom we are most likely to compete for talent. The criteria factors in our size (measured by revenue, market capitalization, and other size measures), our complexity, and our global footprint and also ensures we include companies that represent the Medical Device, Life Sciences and Technology industries.

The Compensation Committee uses data from the Comparison Group to establish a competitive market median range within which individual pay is positioned to reflect each NEOs experience and performance. Consistent with our pay-for-performance philosophy, we establish an award range for short-term and long-term incentives that generates above-market pay for above-market performance and below-market pay for below-market performance. In addition to the competitive market information, the Compensation Committee also reviews information about performance, potential, expertise, and experience for each NEO.

The following table summarizes the selection criteria used by the Compensation Committee to select the Compensation Comparison Group.

Selection Criteria
Start with Standard & Poor’s 100 largest U.S. companies and the S&P 500 Healthcare Equipment and Technology Indices Limit to Several Relevant Global Industry Classification Standard Sectors	Consider the following criteria for selecting companies
1. Health Care 2. Consumer Staples 3. Industrials 4. Information Technology 5. Materials

1. Overall company size

2. Health care company

3. Data science and artificial intelligence

4. Global operations

5. Manufacturer

6. Government contractor

7. Geographic competitor

8. Mergers and acquisitions

9. Proxy advisory peer companies

40	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Compensation Decisions

COMPARISON GROUP SIZE COMPARISONS

27-Company Comparison Group

Financial data sourced from S&P Capital IQ.	3M	Honeywell
	Abbott Laboratories	IBM
	AbbVie	Intel
	Amgen	Johnson & Johnson
	Baxter	Lockheed Martin
	Becton, Dickinson	Merck
	Biogen	Microsoft
	Boeing	PepsiCo
	Boston Scientific	Pfizer
	Bristol-Myers	QUALCOMM
	Cisco Systems	Raytheon Technologies[1]
	Danaher	Stryker
	Eli Lilly	UnitedHealth Group
Gilead Sciences
1 Previously United Technologies.

–	All financial and market data are taken from Standard & Poor’s Capital IQ

Fiscal Year 2021 Compensation Decisions

Fiscal Year 2021 Annual Base Salaries for Named Executive Officers

One of the principles of our compensation philosophy as outlined on page 30 is to maintain base salary within a +/- 15% range around the median base salary paid by our Comparison Group for similar positions. The range allows for pay decisions to consider individual factors such as performance, expertise, and experience. At the beginning of each fiscal year, the Independent Consultant presents to the Compensation Committee an analysis that identifies the median base salary ranges for the CEO and each NEO based on their respective, or substantially similar, positions in the Compensation Comparison Group. Using this market data the Compensation Committee approves base pay increases for NEOs and recommends to the Board of Directors base pay increases for the CEO considering individual factors such as performance for the previous fiscal year (fiscal year 2020), expertise, and experience. Due to the impact of COVID-19 on our business we did not provide base salary increases to our NEOs in fiscal year 2021.

The table below shows the fiscal year 2021 base salaries for the CEO and each NEO.

Name	FY2020 Salary (000s)	FY2021 Salary (000s)	Merit % Increase

Geoffrey S. Martha	$1,100	$1,100	0.0%

Karen L. Parkhill	$867	$867	0.0%

Bradley E. Lerman	$874	$874	0.0%

Robert J. White	$764	$764	0.0%

Richard E. Kuntz	$819	$819	0.0%

MEDTRONIC PLC 2021 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Annual Medtronic Incentive Plan (“MIP”) Design

Fiscal Year 2021 Annual Incentive Target Pay

Using the same analytical approach described for the annual base salary, the Independent Consultant identifies a +/- 15% range around the median for annual incentive target pay for the CEO and each NEO, which is set as a percentage of annual base salary. The table below shows fiscal year 2021 CEO and NEO annual incentive target pay as a percentage of base salary. There were no changes to Annual Incentive target Pay for NEOs in fiscal year 2021.

Name	FY2020 MIP Target	FY2021 MIP Target	% Increase/ (Decrease)

Geoffrey S. Martha	150%	150%	0%

Karen L. Parkhill	110%	110%	0%

Bradley E. Lerman	85%	85%	0%

Robert J. White	100%	100%	0%

Richard E. Kuntz	85%	85%	0%

Fiscal Year 2021 Long-Term Incentive Plan (LTIP) Target Pay

Using the same analytical approach described for the annual base salary and annual target incentive, the Independent Consultant identifies a +/- 20% range around the median target value for LTIP target pay for the CEO and each NEO.

The LTIP target for Mr. Martha increased to $11.25 million from $10.0 million for fiscal year 2021 coincident with his appointment to CEO effective April 26, 2021. The LTIP increase for Mr. Lerman is a market-based adjustment to align target value due to a significant increase in market data of greater than 10% with tenure and performance. The same approach for promotions and market adjustments was followed for all LTIP eligible employees in FY2021.

Name	FY2020 LTIP Target (000s)	FY2021 LTIP Target (000s)	% Increase

Geoffrey S. Martha	$10,000	$11,250	12.5%

Karen L. Parkhill	$ 4,400	$ 4,400	0.0%

Bradley E. Lerman	$ 3,200	$ 3,950	23.4%

Robert J. White	$ 3,600	$ 3,600	0.0%

Richard E. Kuntz	$ 3,200	$ 3,200	0.0%

Fiscal Year 2021 Special Stock Option Award

As previously reported, the Committee decided to make a special one-time grant of unvested stock options in fiscal year 2021 to align pay with the performance to our stockholders as our business recovers from the pandemic.

These grant amounts for our NEO’s shown below are reported in the Summary Compensation Table.

Name	FY2021 Stock Option Award Value

Geoff Martha	$1,130,000

Karen L. Parkhill	$ 800,000

Robert J. White	$ 640,000

Bradley E. Lerman	$ 620,000

Richard E. Kuntz	$ 580,000

Fiscal Year 2021 Annual Medtronic Incentive Plan (“MIP”) Design

Annual incentive compensation aligns individual annual cash bonus payouts for NEOs with Company financial goals as established through the Board of Director approved annual operating plan (AOP). Consistent with past practice, the Compensation Committee structured the 2021 annual incentive plan as follows:

∎

At the beginning of the fiscal year, the Compensation Committee established performance measures and goals based on the Board approved annual operating plan (see following paragraph for more detail on the performance measures).

42	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Annual Medtronic Incentive Plan (“MIP”) Design

∎

Also at the beginning of the fiscal year, the Compensation Committee sets individual target awards for each executive, expressed as a percentage of base salary, based on the executive’s level of responsibility and an examination of compensation information from our Comparison Group and market data.

∎

After the close of the fiscal year, the Compensation Committee received a report from management regarding Company performance against the pre-established performance goals. Awards were based on each NEOs individual target award percentage and the overall Company results relative to the specific performance goals, as certified by the Compensation Committee.

Fiscal Year 2021 MIP Performance Measures:

∎

The performance measures were non-GAAP diluted EPS, revenue growth and free cash flow, each weighted equally at 1/3. The non-GAAP diluted EPS measure was also designated to be the plan threshold performance measure that had to be achieved in order for any payout to be made under the plan. If the minimum performance goal for the non-GAAP diluted EPS measure was not satisfied, then the plan provided no payout regardless of the results of the other performance measures.

∎	The Compensation Committee also established minimum, target and maximum performance requirements for each performance measure as follows:

∎	As a result of the uncertainty created by the COVID-19 pandemic the Committee set the payout % associated with target performance at 75% for FY2021.

∎

If the minimum performance requirement for a measure was not met, then no award for that particular measure was payable (and no payout was made at all if the non-GAAP diluted EPS minimum performance requirement was not met).

∎

If the maximum performance requirement for a measure was exceeded, then any payout associated with that measure was capped at the maximum performance level, which was 150% of target for revenue growth and non-GAAP diluted EPS and 112.5% for free cash flow.

∎

In addition to the performance metric maximums, the overall plan payout was capped at 100% of target for NEOs and Executives (130% of target for employees) to help avoid a high incentive plan payout caused by the pandemic related uncertainty of setting the annual operating plan.

∎

The Compensation Committee included a Quality Compliance Modifier as part of the plan design to reinforce the importance of quality. Accordingly, if the Company did not meet the requisite quality score, the payout is reduced by five (5) percentage points. The Quality Compliance Modifier may only reduce a payout and cannot increase a payout.

∎	The Compensation Committee maintains discretion for MIP payouts for all MIP participants under the plan.

FY21 MIP METRICS AND PAYOUT CALCULATION

MEDTRONIC PLC 2021 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2022 Annual Medtronic Incentive Plan (“MIP”) Design Change

The following provides details about the performance measures, targets (in $ millions), and performance range. As a result of the uncertainty created by the COVID-19 pandemic, the Committee in consultation with the independent consultant and management decided to set target performance at a 75% payout and maximum performance at a payout of 130%.

Measure	Rationale	Performance Targets			Weight

Revenue Growth Over Prior Year (Constant Currency)	Top line growth continues to be a key driver of shareholder value.	(95% of Plan) (-4.78%)	(100% of Plan) 0.23%	(105% of Plan) 5.25%	1/3 of Payout

(Target Payout %)		50% Minimum	75% Target	150% Maximum

Diluted EPS Growth (Non-GAAP)	Earnings both from operating efficiency and financial management is a key driver of returns to shareholders.	(85% of Plan) $3.30	(100% of Plan) $3.88	(115% of Plan) $4.46	1/3 of Payout

(Target Payout %)		50% Minimum	75% Target	150% Maximum

Free Cash Flow (Non-GAAP)	Under the free cash flow metric, Medtronic management is held accountable for GAAP net income including items such as litigation, tax payments and benefits not associated with balance sheet transactions – the Free Cash Flow may be adjusted to avoid payment timing-based windfalls for large items.	(70% of Plan) $1,551	(100% of Plan) $2,216	(150% of Plan) $3,325	1/3 of Payout

(Target Payout %)		50% Minimum	75% Target	112.5% Maximum

Quality Compliance Modifier Performance Threshold	We focus on quality system compliance measured through FDA inspection results	A score of 25 points or less			A score of more than 25 points reduces payout by five (5) percentage points

For purposes of the annual incentive calculation, “diluted EPS” refers to non-GAAP diluted EPS. A reconciliation of the GAAP to non-GAAP diluted EPS is included in Appendix A to this proxy statement. Revenue Growth represents fiscal year 2021 revenue in comparison to fiscal year 2020 revenue. Free Cash Flow is defined as cash provided by operating activities, less additions to property, plant and equipment as shown on the Statement of Cash Flows, further adjusted for management’s discretionary adjustments as allowed under Medtronic’s Annual Incentive Plan. The Quality Compliance Modifier Performance Threshold uses a scorecard based on Food and Drug Administration (“FDA”) inspections, non-material FDA warning letters, and material FDA warning letters.

Fiscal Year 2022 Annual Medtronic Incentive Plan (“MIP”) Design Change

In fiscal year 2021, the Committee, in consultation with the Independent Consultant modified the annual incentive plan for senior executives including NEOs to better align with Medtronic’s short and long-term strategy. Beginning in fiscal year 2022, the MIP will incorporate market share as a key financial metric in addition to existing revenue growth, diluted EPS, and free cash flow metrics. The MIP will also incorporate a qualitative scorecard to measure key non-financial metrics such as quality, strategic priorities, culture and inclusion, diversity, and equity. Performance on these key non-financial metrics will be qualitatively evaluated by the committee following the close of the fiscal year. The committee believes that incorporating these quantitative and qualitative measures is critical to holistically support Medtronic’s financial and strategic performance.

44	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Long-Term Incentive Plan (LTIP) Design

Fiscal Year 2021 Long-Term Incentive Plan (LTIP) Design

Target LTIP grant values for each NEO are established at the beginning of the Fiscal Year as described previously.

Beginning in fiscal year 2021, the grant date target value is split among three LTIP components: 50% Performance Share Units; 30% Stock Options; and 20% Time Based Restricted Stock. For example, the hypothetical target LTIP of $3,000,000 would be granted as $1,500,000 in Performance Share Units, $900,000 in Stock Options (based on the aggregate grant date Black-Scholes value) and $600,000 in Time-Based Restricted Stock Units

FY21 LTIP DESIGN

Fiscal Year 2021 Long-Term Incentive Plan Components

Performance Share Units

Our Performance Share Unit plan is a three-year incentive plan that is based on long-term measures of Company performance and makes up 50% of the target LTIP value. Our PSU design was introduced for our fiscal year 2021 grant following an extensive review completed by the Compensation Committee, Independent Consultant, and management. The review considered shareholder feedback, competitive benchmarking, and the Company’s long-term strategic imperatives. The PSU plan has different measures than our short-term incentive plan as it is tied to longer term financial performance measures. Additionally, we believe that measuring revenue in both the short-term incentive plan and the PSUs is important to reflect with our growth strategy. PSU goals are set at the beginning of the three-year performance period and do not change once established. At the completion of the three-year performance period, PSUs are earned based on the achievement of these goals and paid out in shares.

Stock Options

Stock options are a performance-based compensation component that tie 30% of the target LTIP value to stock price appreciation and shareholder value creation. Stock options only have value when the market price exceeds the exercise price. All stock option grants have an exercise price that is equal to the market close stock price on the date of grant. Stock options have a ten-year term and vest over four years in equal increments of 25% per year beginning one year after the date of grant.

Restricted Stock Units (RSU)

RSUs represent 20% of the target LTIP value and are intended to assist in retaining high performing executives and align executives’ compensation with shareholders through long-term stock ownership. The RSU grants cliff vest (100%) on the third anniversary of the grant date.

MEDTRONIC PLC 2021 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Long-Term Incentive Plan (LTIP) Design

Fiscal Year 2021 – 2023 Performance Share Unit (PSU) Measures

At the beginning of the fiscal year, the Compensation Committee approved the PSU performance measures and targets for the fiscal year 2021 — 2023 performance cycle. The targets were established based on Medtronic’s strategic plan and aligned with the goals disclosed to investors. The revenue growth measure, target, and performance range are different from those applicable to the annual incentive plan because the PSU plan measures revenue performance as a simple average over a three-year performance period. We set performance goals for threshold, target and maximum performance based on a targeted growth rates for revenue in each year of the three-year period as shown in the table below.

The revenue growth used in the PSU plan results is defined as the three-year simple average, measured at constant currency (which excludes the impact of significant acquisitions). Relative Total Shareholder Return is defined as the ending share price of a share of common stock, plus the value of reinvested dividends, divided by the beginning share price. Both beginning and ending share prices are measured over a 30-day average. Relative TSR is measured against Medtronic’s Compensation Comparison Group . ROIC is defined as non-GAAP net income after the removal of the after-tax impact of amortization plus interest expense net of tax, divided by Invested Capital, averaged over the 3-year period. Invested Capital is defined as Total Equity Plus Interest-Bearing Liabilities less Cash and Cash Equivalents for each year.

Fiscal Year 2021 Performance Share Unit Plan Calculation Methodology

For each performance measure, the performance multiplier would be 0 if performance is below the minimum, 0.5x if performance is at threshold, 1x if performance is at target, and 2x if performance is at or above the maximum performance level. The performance multiplier for each performance measure is multiplied by the weighted percentage to obtain a performance score for that measure. The performance scores for each measure are added together for an overall performance score, taking into account the ROIC modifier. If the three-year ROIC target is not achieved the overall performance score is reduced by 30%. That overall performance score is then multiplied by the applicable NEOs individual target award to arrive at the actual payment amount.

LONG-TERM PERFORMANCE SHARE PLAN PAYOUT EQUALS:

46	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Annual and Long-Term Incentive Plan Payouts

Fiscal Year 2021 Annual and Long-Term Incentive Plan Payouts

Fiscal Year 2021 Annual Incentive Plan Results and Payouts

At the end of the fiscal year, the Compensation Committee reviewed performance against the incentive plan targets for fiscal year 2021 and approved the resulting CEO and NEO annual incentive plan payout percentages and payments as shown below. As mentioned previously, the 2021 annual MIP was earned at 124.12% of target based on the actual achievement of the financial goals set at the beginning of the year. However, in consideration of the other COVID-19 pay actions taken, the Committee applied negative discretion to lower the actual 2021 MIP payout to 100% of target for the NEOs.

ANNUAL MIP FINANCIAL RESULTS:

	Non-GAAP Diluted EPS(2)	Revenue Growth(3)	Free Cash Flow(4)(5)	Total Payout Percent

FY21 Actual	$ 4.41	3.02%	$ 4,579

FY21 Target	$ 3.88	0.23%	$ 2,216

Payout Level	143.2%	116.7%	112.5%

Objective Weight	33.3%	33.3%	33.3%

Award Level	47.72%	38.9%	37.50%	—

Quality Compliance Modifier(1)	—	—	—

Total Payout Percent	—	—	—	124.12%

Payout Capped for NEOs	—	—	—	100.00%

(1)	The Quality Compliance Modifier performance threshold was achieved, resulting in no reduction to the annual incentive plan payout.

(2)

Non-GAAP diluted EPS and free cash flow are considered non-GAAP financial measures under applicable SEC rules and regulations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in Appendix A of this proxy statement.

(3)	Revenue Growth for MIP purposes is based on annual operating plan FX rates not actual.

(4)	$ in millions.

(5)	Free Cash Flow for MIP purposes is adjusted for certain litigation settlements and restructuring charges.

ANNUAL MIP QUALITY COMPLIANCE MODIFIER:

Our performance on the quality modifier resulted in no negative adjustments to the payouts. The Company works diligently to comply with all quality and regulatory requirements and is routinely monitored by federal regulators. During fiscal year 2021 we averaged .2 findings per FDA inspection as noted below:

		Score

	Multiplier	FY19	FY20	FY21

Warning Letter Received in Fiscal Year	20	—	—	—

Average Findings per FDA Inspection in Fiscal Year	10	2	2	.20

FY 2021 Total		11	2	.20

Goal – Not to exceed				25.00

MEDTRONIC PLC 2021 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Annual and Long-Term Incentive Plan Payouts

ANNUAL MIP PAYMENTS:

Name	FY2021 Actual Performance	FY2021 MIP Target	FY2021 MIP Award

Geoffrey S. Martha	100.0%	150%	$1,650,000

Karen L. Parkhill	100.0%	110%	$954,261

Bradley E. Lerman	100.0%	85%	$742,984

Robert J. White	100.0%	100%	$763,980

Richard E. Kuntz	100.0%	85%	$696,548

Fiscal Year 2019 — 2021 Restricted Stock Unit Payout Results

At the end of the fiscal year, the Compensation Committee reviewed performance against the 3% cumulative diluted EPS growth performance results for the restricted stock unit performance period that began in fiscal year 2019 and was completed at the end of fiscal year 2021.

Due to the impact of COVID-19 on our business during the fourth quarter of fiscal year 2020, we did not achieve the EPS performance threshold required for vesting. However, the Committee believed it was important to consider the following factors related to the Restricted Stock Units:

∎	The performance threshold for Restricted Stock Units is applicable to all Medtronic executives beyond NEOs

∎	Restricted Stock Units are intended to be a retention component in Medtronic’s long term incentive plan

∎	Having a performance threshold for RSUs is not a common practice amongst Medtronic’s peers

∎	If not for the unprecedented impact of COVID-19 on our business that occurred in fiscal year 2020, the performance threshold for RSU vesting would have likely been achieved

∎	Strong recovery efforts including strong relative shareholder return during FY2021

Given the considerations above, the committee approved an adjustment to the EPS calculation as allowed in the equity plan and in accordance with accounting principles to normalize EPS performance in Q4 of 2020 and Q1 of 2021. The adjustment resulted in a cumulative compound annual growth rate of 6.7% over the three-year period which exceeded the threshold required for vesting.

The following table shows the results for fiscal year 2019-2021 Restricted Stock Unit Performance Threshold:

Fiscal Year	EPS

FY2018 (Baseline)	$4.68(1)

FY2019	$5.17(3)

FY2020	$5.62(4)

FY2021	$5.23(4)

3-year Cumulative Compound Annual Growth Rate (CCAGR)(2)	6.7%

(1)

In order to provide year-over-year comparability and to calculate CCAGR above, FY2018 non-GAAP diluted EPS were adjusted for the divestiture of Medtronic’s Patient Care, Deep Vein Thrombosis, and Nutritional Insufficiency businesses during the second quarter of fiscal year 2018.

(2)	Calculated as a CCAGR.

(3)

Non-GAAP diluted EPS was adjusted for gain on minority investments, IPR&D impairment and business exits due to the determination of the Compensation Committee and Medtronic Management that Non-GAAP adjustments not reflected in free cash flow should be included in operating results for incentive plan calculation purposes.

(4)

Non-GAAP diluted EPS was adjusted for gain on minority investments, IPR&D impairment and business exits due to the determination of the Compensation Committee and Medtronic Management that Non-GAAP adjustments not reflected in free cash flow should be included in operating results for incentive plan calculation purposes. Non-GAAP diluted EPS was also adjusted to mitigate the impact of COVID-19 on results.

48	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Annual and Long-Term Incentive Plan Payouts

Fiscal Year 2019 — 2021 Long-Term Performance Plan Payout Results

At the end of the fiscal year, the Compensation Committee certified the results for the LTPP performance period that began in fiscal year 2019 and was completed at the end of fiscal year 2021. Payments of awards for this LTPP performance period were made during the first fiscal quarter of fiscal year 2022 and can be found in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 57.

The following table shows the results for fiscal year 2019 – 2021 LTPP and the resulting total payout percentage:

Year	Revenue Growth(1)	ROIC(2)	Relative TSR(3)

FY2019	5.4%	11.8%	N/A

FY2020	0.0%	10.1%	N/A

FY2021	3.0%	9.8%	76P

Total/Average	1.74%	10.58%	76P

2019-2021 LTPP Target	5.0%	13.0%	50th Percentile

Payout Level	67.39%	59.61%	200%

Objective Weight	33.34%	33.33%	33.33%

Weighted Payout Percent	22.47%	19.87%	66.66%

TOTAL PAYOUT PERCENT			109%

(1)	Revenue Growth is the three-year cumulative revenue growth measured at constant currency.

(2)

ROIC is the non-GAAP net income after the removal of the after-tax impact of amortization plus interest expense net of tax, divided by Invested Capital, averaged over the 3-year period. Invested Capital is Total Equity plus interest bearing liabilities less cash and cash equivalents for each year.

(3)	Relative Total Shareholder Return measures our performance relative to our comparator group.

LONG-TERM PERFORMANCE PLAN PAYMENTS:

Name	FY19-FY21 Actual Performance	FY19-FY21 Targets	FY19-FY21 Awards

Geoffrey S. Martha	109.0%	$1,000,000	$1,090,000

Karen L. Parkhill	109.0%	$1,255,000	$1,367,950

Bradley E. Lerman	109.0%	$1,000,000	$1,090,000

Robert J. White	109.0%	$933,334	$1,017,334

Richard E. Kuntz	109.0%	$900,000	$981,000

Executive Officer Transitions

As previously disclosed, on April 26, 2020, Mr. Ishrak retired as Chief Executive Officer of the Company, and on April 27, 2020 Mr. Ishrak became Executive Chairman of the Company and Mr. Martha assumed the role of Chief Executive Officer and ceased being President. Finally, on October 2, 2020, Mr. Ishrak notified our Board of Directors of his voluntary decision to resign as Executive Chairman of the Company and Chairman of the Board, effective December 11, 2020 upon which Mr. Ishrak ceased being an employee of the company.

In connection with Mr. Martha’s initial appointment as President in fiscal year 2020, the Company and Mr. Martha entered into a Letter Agreement, dated August 26, 2019, which sets forth certain terms of his employment. Effective upon becoming President (and continuing after he became Chief Executive Officer), Mr. Martha began receiving an annualized base salary of $1,100,000 and became eligible for a target annual bonus opportunity of 150% of his base salary, each prorated in the year of appointment. In addition, in connection with his appointment, Mr. Martha received a one-time equity grant under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan, with an aggregate grant date value of $3.1 million. The equity grant was apportioned among stock options (1/3); RSUs (1/3); and a three-year LTPP cash incentive opportunity (1/3). No additional compensation is paid to Mr. Martha for his service as a director on the Board or as Chairman of the Board. The stock options have a ten-year term and vest over four years in equal increments of 25% per year beginning July 29, 2020. The RSUs will cliff vest (100%) on July 29, 2022, subject to a three-year cumulative diluted EPS performance threshold based on a compound annual growth rate of 3%. The LTPP will pay in cash after the end of the three fiscal year performance period (fiscal years 2020-2022), based on achievement of the LTPP’s performance goals. Mr. Martha is also be entitled to a business allowance, personal aircraft usage and participation in the Company’s severance and change in control plans consistent with current executive officer levels.

The Company also entered into a Letter Agreement, dated August 23, 2019, with Mr. Ishrak, pursuant to which Mr. Ishrak’s base salary decreased on April 27, 2020 to $1,000,000 annually, prorated in the year his appointment to Executive Chairman became effective and following his retirement as Chief Executive Officer. The terms of his employment otherwise continued in full force and effect through

MEDTRONIC PLC 2021 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2021 Annual and Long-Term Incentive Plan Payouts

the date of his retirement and resignation as Executive Chairman immediately prior to the 2020 Annual General Meeting. From and after the 2020 Annual General Meeting, Mr. Ishrak’s letter agreement is of no further force or effect.

Mr. Coyle, Executive Vice President Cardiovascular Portfolio, left the organization effective as of December 31, 2020 as announced on December 15, 2020.

The tables below show the fiscal year 2021 base salaries, MIP targets, LTIP targets and special stock option grants for Mr. Ishrak and Mr. Coyle.

Name	FY2020 Salary (000s)	FY2021 Salary (000s)	Merit% Increase/ (Decrease)(1)

Omar Ishrak(1)	$1,744	$1,000	(42.6%).

Michael J. Coyle	$ 934	$ 934	0.0%

Name	FY2020 MIP Target	FY2021 MIP Target	% Increase/ (Decrease)(1)

Omar Ishrak(1)	175%	100%	(42.9%)

Michael J. Coyle	100%	100%	0.0%

Name	FY2020 LTIP Target (000s)	FY2021 LTIP Target (000s)	% Increase/ (Decrease)(1)

Omar Ishrak(1)	$14,000	$ 0	(100%)

Michael J. Coyle	$ 4,400	$4,400	0.0%

(1)	The Board of Directors approved a change to Mr. Ishak’s fiscal year 2021 compensation in connection with his retirement as CEO and appointment as Executive Chairman and Chairman of the Board.

As previously discussed, the Committee decided to make a one-time grant of unvested stock options in fiscal year 2021 to align additional compensation opportunity with shareholder value as our business recovers from the pandemic. The award vests over four years and is not accelerated upon a retirement.

The stock option award values (based on the grant date Black-Scholes value) of the stock options granted to Mr. Ishrak and Mr. Coyle are shown below:

Name	FY2021 Stock Option Award Value

Omar Ishrak	$2,530,000

Michael J. Coyle	$ 780,000

50	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Governance Practices and Policies

Executive Compensation Governance Practices and Policies

Stock Ownership and Retention Policy

Medtronic’s executive stock ownership and retention guidelines are meant to align management and shareholder incentives, at the highest levels of Medtronic’s organization. Those guidelines require the CEO to maintain ownership of stock equal to six (6) times annual base salary and other NEOs to maintain stock ownership equal to three (3) times annual base salary. Until the ownership guideline is met, the CEO must retain 75% of after-tax profit shares received through settlement of equity compensation awards and other NEOs must retain 50% of such shares. For purposes of complying with the guidelines shares owned outright, legally or beneficially, by an officer or the officer’s immediate family members, after-tax unvested restricted stock units, and shares held in the tax-qualified and nonqualified retirement and deferred compensation plans count toward the guideline. For share issuances (restricted stock unit vesting), net gain shares are those shares remaining after payment of income taxes.

Compliance with our ownership and retention guidelines is measured at the beginning of the first fiscal month of a new fiscal year by the internal team at the Company responsible for handling executive compensation matters and the results of such measurement are reported to the Nominating and Corporate Governance Committee or Compensation Committee, as applicable, after the measurement. On each measurement date, compliance is measured using each executive officer’s base salary then in effect and the average closing price per share of the Company’s ordinary shares on the NYSE for the six (6) calendar months preceding the measurement date. As of August 4, 2021, all NEOs are in compliance with the stock ownership and retention policy.

Hedging and Pledging Policy

Our insider trading policy prohibits our NEOs and directors (along with others) from engaging in short sales of Medtronic securities (including short sales against the box) or engaging in purchases or sales of puts, calls or other derivative securities based on Medtronic securities. The policy also prohibits our NEOs from purchasing Medtronic securities on margin, borrowing against Medtronic securities held in a margin account or pledging Medtronic securities as collateral for a loan.

Sale and Transfer of Awards

All stock option, restricted stock, restricted stock unit, and performance-based restricted stock/restricted stock unit awards are granted under plans that specifically prohibit the sale, assignment and transfer of awards with limited exceptions such as the death of the award recipient. In addition, the Compensation Committee may allow an award holder to assign or transfer an award.

Incentive Compensation Forfeiture (“Clawback”)

The Company has a comprehensive Incentive Compensation Forfeiture Policy, which is designed to recoup improper awards or gains paid to executive officers. If the Board determines that any executive officer has received an improper payment or gain, which is an incentive payment or grant mistakenly paid or awarded to the executive officer as a result of misconduct (as defined below), the executive officer must return the improper payment or gain to the extent it would not have been paid or awarded had the misconduct not occurred, including interest on any cash payments. “Misconduct” means any material violation of our Code of Conduct or other fraudulent or illegal activity for which an executive officer is personally responsible as determined by the Board. All executive officers are required to agree to this policy in writing.

Equity Compensation Forfeiture

The Company may require the return or forfeiture of cash and shares received or receivable in certain circumstances in which an employee has a termination of employment from the Company or any affiliate. The Company may exercise its ability to require forfeiture of awards if the employee receives or is entitled to receive delivery of shares or proceeds under an equity award program within six (6) months prior to or twelve (12) months following the date of termination of employment if the current or former employee engages in any of the following activities: (a) performing services for or on behalf of any competitor of, or competing with, the Company or any affiliate; (b) unauthorized disclosure of material proprietary information of the Company or any affiliate; (c) a violation of applicable business ethics policies or business policies of the Company or any affiliate; or (d) any other occurrence that is consistent with the intent noted in items a - c, as determined by the Compensation Committee.

MEDTRONIC PLC 2021 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Governance Practices and Policies

Equity Award Granting Practices

The Compensation Committee typically approves annual long-term incentive awards for NEOs each June at a regular meeting of the Compensation Committee (CEO awards are approved by the full Board of Directors). The awards are granted at the next regularly scheduled grant date. Medtronic typically grants equity on the first trading day of each quarter of the Fiscal Year.

New hire, promotion, retention and other special or ad hoc awards for NEOs are approved by the Compensation Committee. The grants are typically effective on the next regularly scheduled grant date following Committee approval. Medtronic adheres to the following practices when granting equity awards:

∎	Stock options are granted with an exercise price equal to the market close stock price of Medtronic ordinary shares on the date of grant.

∎	We prohibit the repricing of stock options. This includes amending outstanding options to lower their exercise price, substituting new awards with a lower exercise price or executing a cash buyout.

Tax and Accounting Implications

In evaluating compensation programs applicable to our NEOs (including the Company’s annual and long-term incentive plans), the Compensation Committee considers the potential impact on the Company of Section 162(m) of the Internal Revenue Code, which places a limit of $1 million per year on the amount of compensation paid to certain of our executive officers that is deductible by the Company for federal income tax purposes. The Tax Cuts and Jobs Act eliminated the performance-based exception to the $1 million deduction limit under Section 162(m). As a result, since fiscal year 2019, compensation paid to our NEOs in excess of $1 million is generally nondeductible, whether or not it is performance-based (except for certain performance-based compensation paid pursuant to a legally binding arrangement in place on November 2, 2017). The Compensation Committee will continue to maintain maximum flexibility in the design of our compensation programs and continues to reserve the discretion to exceed the limitation on deductibility under Section 162(m) to ensure that our NEOs are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its shareholders.

The Compensation Committee also considers accounting treatment in the design of the long-term incentive plan.

Compensation Risk Assessment

Compensation policies and practices are also designed to discourage inappropriate risk-taking. While you should refer to the section entitled “Corporate Governance — Board Role in Risk Oversight” beginning on page 17 of this proxy statement for a discussion of the Company’s general risk assessment of compensation policies and practices, mitigating factors with respect to our NEOs include the following:

∎

The NEOs are subject to stock ownership guidelines that require our CEO to maintain ownership of stock equal to six (6) times annual base salary, and other NEOs to maintain ownership of stock equal to three (3) times annual base salary. As of August 4, 2021, all NEOs are in compliance with the stock ownership and retention guidelines.

∎	Incentive plans are more heavily weighted toward long-term performance to reduce the incentive to impair the prospects for long-term performance in favor of maximizing performance in one year.

∎	Improper payments or gains from incentives and equity compensation are subject to clawback.

∎	Short-term and long-term cash incentive payments are capped at 130% (for FY2021) and 200% of target payout respectively.

∎

Short-term and long-term incentive performance targets are established at the beginning of each performance period and are not subject to change. Short and long-term incentive programs use different measures of performance. Short-term cash incentives focus on annual operating plan financial measures such as revenue growth, diluted EPS, and cash flow. Long-term incentives measure shareholder three-year revenue growth, Total shareholder return and ROIC relative to our long-term strategic expectations communicated to shareholders.

∎

The Compensation Committee retains discretionary authority to override any incentive plan’s formulaic outcome in the event of unforeseen circumstances. For example, controlling for large unplanned transactions that generate a plan windfall that is not aligned with annual operating income.

The Compensation Committee annually reviews an in-depth risk assessment of Medtronic’s sales and non-sales compensation programs. The assessment includes a review of fixed versus variable pay mix, incentive plan metrics, and payout formulas as well as governance and compliance mechanisms such as approval authorities and payment claw back policies. The review completed in March of fiscal year 2021 found that no compensation programs, policies, or practices were likely to have a material adverse impact on Medtronic.

52	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Other Benefits and Perquisites

Other Benefits and Perquisites

Medtronic provides broad-based benefit plans to all of its employees, including the same programs for NEOs. All employees participate in the same health care plans, and we do not provide NEOs with any different or additional benefit plans, except for a business allowance of $24,000 for U.S.-based NEOs and $40,000 for the CEO. Our business allowance policy is described in detail below.

United States Tax-Qualified Retirement Plans

Medtronic sponsors a number of United States tax-qualified retirement plans for its employees, including the NEOs. The Company maintains the Medtronic Retirement Plan (“MRP”), which consists of two types of benefits – the Final Average Pay Pension (“FAPP”) benefit and the Personal Pension Account (“PPA”) benefit. Employees hired before May 1, 2005 could elect to receive the FAPP and either the PPA or the Personal Investment Account (“PIA”) feature in the Medtronic Savings and Investment Plan – our 401(k) plan.

Mr. Ishrak is a participant in the PPA. The PPA is a defined benefit pension plan. The company contributes 5% of eligible compensation for each year of participation into the participants account and participants earn interest at a rate equal to the 10-year U.S. treasury bond rate.

Employees hired or rehired on or after May 1, 2005 but prior to January 1, 2016 are not eligible for the FAPP benefit as that particular benefit has been closed to new entrants but may elect either the PPA benefit under the MRP or the PIA feature under the 401(k) plan. Messrs. Martha, Lerman, White and Kuntz participate in the PIA plan. Under the PIA plan the company contributes 5% of eligible compensation each year.

Employees hired or rehired on or after January 1, 2016 are eligible for the Medtronic Core Contribution (“MCC”) feature in the 401(k) plan. The MCC is a defined contribution plan in which employees receive a contribution equal to 3% of eligible pay at the end of the fiscal year. Ms. Parkhill is a participant in the MCC plan.

Additional details regarding the MRP, PIA, and 401(k) plan are provided on page 67 of this proxy statement.

Supplemental Retirement Plans

The Company offers a Nonqualified Retirement Plan Supplement (“NRPS”) designed to provide all eligible employees, including the NEOs, with benefits that supplement those provided under our tax-qualified plans. The NRPS is designed to restore benefits lost under the PPA, PIA, FAPP or MCC due to covered compensation limits prescribed by the Internal Revenue Code. The NRPS also restores benefits for otherwise eligible compensation deferred into the Medtronic Capital Accumulation Plan Deferral Program (the “Capital Accumulation Plan”). The NRPS provides employees with no greater benefit than they would have received under the qualified plan in which they participate were it not for the covered compensation limits and deferrals into the Capital Accumulation Plan.

Nonqualified Deferred Compensation Plan

The Company provides all employees at the vice president level or above, including our NEOs, and highly-compensated employees with a market-competitive nonqualified deferred compensation plan through the Capital Accumulation Plan. Our plan allows these employees to make voluntary deferrals from their base pay and incentive payments, which are then credited with gains or losses based on the performance of selected investment alternatives. These alternatives are the same as those offered in our tax-qualified 401(k) Plan for all employees. There are no Company contributions to the plan or Company subsidized returns or Company guaranteed returns.

Business Allowance

Medtronic does not provide any perquisites such as automobiles, club memberships, or financial and tax advisors. Instead, we provide NEOs with a market-competitive business allowance. The NEOs may spend their business allowance at their discretion for expenses such as financial and tax planning, automobiles or club memberships. The business allowance is paid as taxable income, and we do not track how executives use their respective business allowances. The annual business allowances provided to our U.S.-based NEOs in fiscal year 2021 ranged from $24,000 to $40,000. Additionally, it is occasionally appropriate for NEOs to be accompanied during business travel by their spouses. The expenses associated with such travel, while rare, are considered taxable income. The business allowances and travel expenses are included in the “All Other Compensation” column of the Summary Compensation Table.

Corporate Aviation Service

The Medtronic Aviation service provides air transportation for use primarily by the CEO and members of the Board of Directors. Other executives may occasionally use the aviation services for business purposes based on availability and approval by the CEO or General Counsel. The service will help facilitate more effective and efficient travel planning and limited personal use is deemed appropriate in conjunction with scheduled business travel.

MEDTRONIC PLC 2021 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS

Other Benefits and Perquisites

Change of Control Policy

Compensation in a change of control situation is designed to protect the compensation already earned by executives and to ensure that they will be treated fairly in the event of a change of control, and to help ensure the retention and dedicated attention of key executives critical to the ongoing operation of the Company. Our change of control policy supports these principles. We believe shareholders will be best served if the interests of our executive officers are aligned with shareholders’ interests, and we believe providing change of control benefits should motivate senior management to objectively evaluate potential mergers or transactions that may be in the best interests of shareholders. Our change of control policy is discussed in more detail in the “Potential Payments Upon Termination or Change of Control” section of “Executive Compensation.”

Our Change of Control (COC) Policy requires a “double trigger” and only applies if a participant is involuntarily terminated without cause or the participant terminates employment for good reason within three years after a COC event. Our COC policy also does not provide for any “golden parachute” excise tax gross-ups.

54	MEDTRONIC PLC 2021 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the section of this proxy statement entitled “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement.

COMPENSATION COMMITTEE:

Craig Arnold, Chair	Randall J. Hogan, III
Richard H. Anderson	Kevin E. Lofton
Scott C. Donnelly	Kendall J. Powell

MEDTRONIC PLC 2021 Proxy Statement	55

EXECUTIVE COMPENSATION

2021 Summary Compensation Table

The following table summarizes all compensation for each of the last three fiscal years awarded to, earned by, or paid to the Company’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers during fiscal year 2021 (collectively, the named executive officers or “NEOs”). Please refer to the section entitled “Compensation Discussion and Analysis” beginning on page 30 of this proxy statement for a description of the compensation components for Medtronic’s NEOs. A narrative description of the material factors necessary to understand the information in the table is provided below, following the table.

Changes Impacting FY20 and FY21 Compensation Comparison

The comparison between FY21 and FY20 compensation is impacted by several factors:

∎

FY21 change from a cash-settled 3-fiscal year incentive plan (LTPP) to a 3-fiscal year performance share plan inflates the reported FY21 compensation total as the cash LTPP is reported when earned (in the Non-Equity Incentive Compensation column) while the performance shares are reported when granted (in the Stock Awards Column). As a result, both the backward-looking LTPP and forward-looking performance shares are included in FY21 but not in FY20

∎	FY21 LTPP payout of 109% of target as compared to 75.16% of target in FY20 affected by the COVID-19 pandemic’s impact on business results

∎	No FY2020 annual cash incentive payout due to the impact of the COVID-19 pandemic as compared to 100% payout in FY21

∎	Increased the value of the FY21 annual stock option award with a one-time grant to senior leaders, including NEOs, to emphasize driving pandemic recovery efforts.

We have added a supplemental column to the Summary Compensation Table below to adjust for the impact of showing both the LTPP and performance shares in the same year in FY21 (by moving LTPP values to the year of grant rather than the year earned).

56	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

2021 Summary Compensation Table

In addition, Geoff Martha was appointed to CEO effective April 27, 2020 and compensation amounts shown are impacted by his recent appointment and reflect compensation levels for both his current and previous roles at Medtronic.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(6) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)	Alternate Total (LTPP Reported in Year of Grant)(7) ($)

Geoffrey S. Martha(1) Chairman and Chief Executive Officer	2021	1,142,308	—	7,875,134	4,504,950	2,740,000	—	209,257	16,471,648	15,381,648
	2020	905,270	—	2,300,105	2,324,909	626,334	—	149,389	6,306,007	7,979,673
	2019	692,516	—	1,000,012	1,025,064	1,352,273	—	100,961	4,170,826	4,563,011

Karen L. Parkhill Executive Vice President and Chief Financial Officer	2021	900,876	—	3,080,067	2,145,007	2,322,211	—	68,656	8,516,817	7,148,867
	2020	865,921	—	1,466,705	1,491,560	851,814	—	90,400	4,766,400	5,381,253
	2019	825,577	—	1,255,048	1,280,087	1,768,691	—	84,664	5,214,067	5,676,267

Bradley E. Lerman Senior Vice President, General Counsel and Corporate Secretary	2021	907,718	—	2,765,069	1,830,011	1,832,984	—	87,059	7,422,842	6,332,842
	2020	873,120	—	1,066,676	1,091,588	751,600	—	117,578	3,900,562	4,215,628
	2019	847,385	—	1,000,012	1,025,064	1,567,379	—	109,674	4,549,514	4,756,714

Robert J. White(2)	2021	793,364	—	2,520,114	1,745,006	1,781,315	—	81,352	6,921,151	5,903,816
Executive Vice President, Medical Surgical Portfolio

Richard E. Kuntz(3)	2021	850,986	—	2,240,138	1,565,006	1,677,548	—	84,269	6,417,946	5,436,946
Senior Vice President, Chief Medical and Scientific Officer

Omar Ishrak(4) Former Executive Chairman and Chief Executive Officer	2021	701,673	—	0	2,529,970	5,027,595	46,223	42,826	8,348,288	4,021,962
	2020	1,741,556	—	4,666,732	4,666,291	3,382,200	286,442	79,519	14,822,740	16,107,208
	2019	1,690,831	—	4,500,054	4,500,236	6,748,488	255,602	101,114	17,796,325	18,728,724

Michael J. Coyle(5) Former Executive Vice President and Group President, CVG	2021	682,373	—	3,220,164	2,184,993	2,082,629	—	54,802	8,224,960	6,799,427
	2020	933,417	—	1,533,411	1,558,217	1,027,188	—	131,501	5,183,734	5,689,880
	2019	923,492	—	1,466,702	1,491,762	2,076,253	—	122,970	6,081,179	6,464,353
(1)	Geoff Martha was appointed to CEO from President effective April 27, 2020.

(2)	Mr. White was not a Named Executive Officer in fiscal year 2019 or 2020.

(3)	Mr. Kuntz was not a Named Executive Officer in fiscal years 2019 or 2020.

(4)

Mr. Ishrak retired from the position of CEO effective April 26, 2020, transitioned to the role of Executive Chairman effective April 27, 2020, and retired as Executive Chairman effective December 11, 2020.

(5)	Mr. Coyle left the Company effective December 31, 2020

(6)	See Non-Equity Incentive Plan Compensation section below for more details

(7)

To help illustrate the actual decisions made by the Compensation Committee, we present an alternative total for the Summary Compensation Table. This alternative total shows the LTPP values at target in the year of grant rather than in the year earned, which is consistent with the treatment of PSUs.

Salary

The salary column represents the base salary earned by the NEO during the applicable fiscal year. This column includes any amounts that the officer may have deferred under the Capital Accumulation Plan, which deferred amounts also are included in the 2021 Nonqualified Deferred Compensation Table on page 68 of this proxy statement. Each of the NEOs also contributed a portion of salary to the Medtronic Savings and Investment Plan, our 401(k) Plan.

Stock Awards

The stock awards column represents aggregate grant date fair value of performance share units (PSUs) and grants of restricted stock units (RSUs) assuming target achievement of applicable performance criteria over the performance period (collectively, the “performance share units”) granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation—

MEDTRONIC PLC 2021 Proxy Statement	57

EXECUTIVE COMPENSATION

2021 Summary Compensation Table

Stock Compensation. Accordingly, the grant date fair value was determined by multiplying the number of performance share units and restricted stock units awarded by the closing stock price on the date of grant. For a description of the vesting terms of the stock awards, see the narrative disclosure following the 2021 Grants of Plan-Based Awards table on page 60 and the footnotes to the 2021 Outstanding Equity Awards at Fiscal Year End table on page 62 of this proxy statement. Additional information regarding the assumptions used to calculate these amounts is incorporated by reference to Note 13 to the financial statements included in the Company’s Form 10-K for fiscal year 2021.

Option Awards

The option awards column represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. The following table provides the assumptions underlying this estimate.

	Stock Option Grant Date

	July 30, 2018	July 29, 2019	October 28, 2019	August 3, 2020

Fair value of options granted	$14.75	$15.48	$15.86	$15.88

Assumption used:

Risk-free rate(1)	2.90%	1.89%	1.71%	0.31%

Expected volatility(2)	17.74%	17.95%	18.13%	24.13%

Expected life(3)	6.2 yrs	6.1 yrs	6.0 yrs	6.0 yrs

Dividend yield(4)	2.25%	2.09%	2.03%	2.38%

(1)	The risk-free rate is based on the grant date yield of a zero-coupon U.S. Treasury bond whose maturity period equals or approximates the expected term of the option.

(2)

The expected volatility is based on a blend of historical volatility and an implied volatility of the Company’s ordinary shares. Implied volatility is based on market traded options of the Company’s ordinary shares.

(3)

The Company analyzes historical employee stock option exercise and termination data to estimate the expected life assumption. The Company calculates the expected life assumption using the midpoint scenario, which combines historical exercise data with hypothetical exercise data, as the Company believes this data currently represents the best estimate of the expected life of a new employee option.

(4)	The dividend yield rate is calculated by dividing the Company’s annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date.

For a description of the vesting terms of the option awards, see the narrative disclosure following the 2021 Grants of Plan-Based Awards table on page 60 and the footnotes to the 2021 Outstanding Equity Awards at Fiscal Year End table on page 62 of this proxy statement. Additional information regarding the assumptions used to calculate these amounts is incorporated by reference to Note 12 to the financial statements included in the Company’s Form 10-K for fiscal year 2021.

Non-Equity Incentive Plan Compensation

This column reflects the Medtronic MIP and LTPP payments earned by the NEOs during the applicable fiscal year and payable subsequent to fiscal year end. It includes any amounts deferred under the Capital Accumulation Plan (as stated in the 2021 Nonqualified Deferred Compensation table on page 68 of this proxy statement). The table below reflects compensation received by the NEO under each plan for the performance period ending through fiscal year 2021.

Name	MIP	2019-2021 LTPP	Total Non-Equity Incentive Plan Compensation

Geoffrey S. Martha	$1,650,000	$1,090,000	$2,740,000

Karen L. Parkhill	$954,261	$1,367,950	$2,322,211

Bradley E. Lerman	$742,984	$1,090,000	$1,832,984

Robert J. White	$763,980	$1,017,335	$1,781,315

Richard E. Kuntz	$696,548	$981,000	$1,677,548

Omar Ishrak	$747,492	$4,280,103	$5,027,595

Michael J. Coyle	$657,096	$1,425,533	$2,082,629

For a more detailed description of the terms of the non-equity incentive plan awards, see page 42 of the Compensation Discussion and Analysis and the narrative disclosure following the 2021 Grants of Plan-Based Awards on page 60 of this proxy statement.

58	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

2021 Summary Compensation Table

Change in Pension Value and Nonqualified Deferred Compensation Earnings

This column includes the estimated aggregate increase in the accrued pension benefit under Medtronic’s defined benefit pension plans. The change in the present value of the accrued pension benefit is influenced by variables such as additional years of service, age, pay and the discount rate used to calculate the present value of the change. In determining the present value of accrued pension benefits under Medtronic’s plans, discount rates of 3.46% for the qualified plan and 2.80% for the nonqualified NRPS were used for fiscal year 2021, down from 3.71% for the qualified plan and 3.09% for the nonqualified NRPS in fiscal year 2020.

The pension values are calculated based on the accrued pension benefits (qualified plan and the nonqualified NRPS) as of April 30, 2021 and the fiscal year-end 2021 ASC 715 disclosure in the financial statements included in assumptions. Assumptions are described in Note 15 to the financial statements included in the Company’s Form 10-K for fiscal year 2021.

All Other Compensation

The all other compensation column includes the following:

Name	Fiscal Year	Perquisites and Other Personal Benefits(1)	Tax Reimbursement	Company Contributions to Defined Contribution Plans(2)	Severance	Total

Geoffrey S. Martha	2021	$135,421	$13	$73,822	$	$209,257

Karen L. Parkhill	2021	$ 24,923	$ 0	$43,733	$	$68,656

Bradley E. Lerman	2021	$ 24,923	$44	$62,093	$	$87,059

Robert J. White	2021	$ 24,923	$54	$56,375	$	$81,352

Richard E. Kuntz	2021	$ 24,923	$89	$59,256	$	$84,269

Omar Ishrak	2021	$ 42,826	$ 0	$ 0	$	$42,826

Michael J. Coyle	2021	$ 17,539	$34	$37,229	$	$54,802

(1)	This column represents the aggregate incremental cost of perquisites and other benefits, and includes:

∎	Mr. Martha includes a $40,000 business allowance. He also received $95,421 attributable to personal use of Company aircraft.

∎	Ms. Parkhill includes a $24,923 business allowance.

∎	Mr. Lerman includes a $24,923 business allowance.

∎	Mr. White includes a $24,923 business allowance.

∎	Mr. Kuntz includes a $24,923 business allowance.

∎

Mr. Ishrak includes a $26,923 business allowance. He also received and $15,903 attributable to personal use of Company aircraft. The amount disclosed does not include de minimis incremental costs incurred by the Company in connection with guests accompanying Mr. Ishrak on the Company aircraft during business flights.

∎	Mr. Coyle includes a $17,539 business allowance.

The Company occasionally allows its executives to use tickets for sporting and special events previously acquired by the Company when no other business use has been arranged. There is no incremental cost to the Company for such use.

(2)

This amount reflects the contribution by Medtronic to match contributions NEOs elected to make to the Medtronic Savings and Investment Plan. Medtronic provides an automatic matching contribution equal to 50% of a participant’s elective deferrals up to 6% of eligible compensation. The Company also may provide a discretionary matching contribution based on our financial performance during the fiscal year that, when combined with the automatic matching contribution, will not exceed 150% of a participant’s elective deferrals up to 6% of eligible compensation. In fiscal year 2021 in order to mitigate the impact of COVID-19 on the Medtronic Savings and Investment Plan results, the plan maximum was capped at 130% match. EPS achievement was $4.44 this equaled a $0.977 matching contribution for every $1 elective deferral a participant contributed to the plan up to 6% of eligible compensation. The amount for Mr. Martha includes $57,115 in Company contributions to the qualified PIA ($14,250) and nonqualified PIA ($42,865). The amount for Ms. Parkhill includes $27,026 in Company contributions to the qualified Medtronic Core Contribution Plan (“MCC”) ($8,550) and the nonqualified MCC ($18,476). Participants in the MCC receive a contribution from Medtronic equal to 3% of eligible pay at the end of the fiscal year. The amount for Mr. Lerman includes $45,386 in Company contributions to the qualified PIA ($14,250) and nonqualified PIA ($31,136). The amount for Mr. White includes $39,668 in Company contributions to the qualified PIA ($14,250) and nonqualified PIA ($25,418). The amount for Mr. Kuntz includes $42,549 in Company contributions to the qualified PIA ($14,250) and nonqualified PIA ($28,299). The amount for Mr. Coyle includes $34,119 in Company contributions to the qualified PIA ($14,250) and nonqualified PIA ($19,869). For additional information on the nonqualified MCC plan, see the 2021 Nonqualified Deferred Compensation table on page 68.

MEDTRONIC PLC 2021 Proxy Statement	59

EXECUTIVE COMPENSATION

2021 Grants of Plan-Based Awards

2021 Grants of Plan-Based Awards

The following table summarizes all plan-based award grants to each of the NEOs during fiscal year 2021. Threshold amounts assume attainment of plan performance thresholds. You should refer to the Compensation Discussion and Analysis sections entitled “Fiscal Year 2021 Annual Medtronic Incentive Plan (“MIP”) Design” on page 42 and “Fiscal Year 2021 Long-Term Incentive Plan (LTIP) Design” beginning on page 45 to understand how plan-based awards are determined. A narrative description of the material factors necessary to understand the information in the table is provided below.

				Estimated Future Payouts under Non-Equity Incentive Plan Awards			Equity Future Payouts under Equity Incentive Plan Awards			Number of Securities Underlying Options (#)	Option Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Geoffrey S. Martha	MIP			825,000	1,650,000	2,145,000

	PSU	10/9/2020	10/9/2020				—	51,758	103,516			5,625,059

	OPT	8/3/2020	6/18/2020							283,687	97.33	4,504,950

	RSU	8/3/2020	6/18/2020					23,118				2,250,075

Karen L. Parkhill	MIP			477,131	954,261	1,240,539

	PSU	10/9/2020	10/9/2020				—	20,243	40,486			2,200,009

	OPT	8/3/2020	6/18/2020							135,076	97.33	2,145,007

	RSU	8/3/2020	6/18/2020					9,042				880,058

Bradley E. Lerman	MIP			371,492	742,984	965,879

	PSU	10/9/2020	10/9/2020				—	18,173	36,346			1,975,042

	OPT	8/3/2020	6/18/2020							115,240	97.33	1,830,011

	RSU	8/3/2020	6/18/2020					8,117				790,028

Robert J. White	MIP			381,990	763,980	993,174

	PSU	10/9/2020	10/9/2020				—	16,563	33,126			1,800,067

	OPT	8/3/2020	6/18/2020							109,887	97.33	1,745,006

	RSU	8/3/2020	6/18/2020					7,398				720,047

Richard E. Kuntz	MIP			348,274	696,548	905,512

	PSU	10/9/2020	10/9/2020				—	14,723	29,446			1,600,096

	OPT	8/3/2020	6/18/2020							98,552	97.33	1,565,006

	RSU	8/3/2020	6/18/2020					6,576				640,042

Omar Ishrak	MIP			875,000	1,750,00	2,275,000

	OPT	8/3/2020								159,318	97.33	2,529,970

Michael J. Coyle	MIP			396,854	793,707	1,031,819

	PSU	10/9/2020	10/9/2020				—	21,164	42,328			2,300,104

	OPT	8/3/2020	6/18/2020							137,594	97.33	2,184,993

	RSU	8/3/2020	6/18/2020					9,453				920,060

MIP = Annual performance-based plan award granted under the Medtronic Incentive Plan

PSU = Long-term performance plan award granted under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan

OPT = Nonqualified stock options granted under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan

RSU = Restricted stock unit, with a performance threshold, granted under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan

60	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

2021 Grants of Plan-Based Awards

Estimated Future Payouts Under Non-Equity Incentive Plan Awards

Amounts in these columns represent potential payouts at threshold, target and maximum performance under 2021 MIP. Earned payouts under the MIP for annual revenue growth and diluted EPS can range from 50% to 150% and for free cash flow 50% to 112.5% of the target award based on Company performance and a quality compliance modifier as described on page 43 of this proxy statement. The threshold payout levels described above reflect threshold performance achievement for one performance metric in the MIP (i.e, EPS threshold required for payout under MIP). The maximum dollar value that may be paid to any participant in qualified performance-based awards denominated in cash in any fiscal year is $20 million for the Chief Executive Officer and $10 million for each other participant. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in Appendix A of this proxy statement.

Estimated Future Payouts Under Equity Incentive Plan Awards

Amounts in these columns represent potential payouts at threshold, target and maximum performance under the FY2021-FY2023 performance share units (PSUs) and grants of restricted stock units (RSUs). The performance share plan is designed to increase the emphasis on long-term growth and value creation, the weighting of 3-year revenue growth and 3-year relative total shareholder return was increased from 1/3 each to 50%. Return on Invested Capital (12-month non-GAAP earnings after the removal of after-tax impact of amortization and excluding non-recurring items, plus interest expense net of tax all divided by Total Equity plus Interest-Bearing Liabilities less Cash and Cash Equivalents for each year averaged over the three-year period), which had been weighted 1/3, will now act as a downward modifier, reducing the payout by 30% if a minimum level of ROIC is not achieved. RSUs vest 100% on the third anniversary of the date of grant. Unvested RSUs receive dividend equivalent units (DEUs), which are credited and added to the share balance. DEUs are only paid to the extent the underlying RSUs are earned.

All Other Option Awards/Exercise or Base Price of Option Awards

The exercise or base price of the stock option grant represents the closing market price of Medtronic ordinary shares on the date of grant. Option awards vest 25% on each anniversary of the date of grant over a four-year period.

Grant Date Fair Value of Stock and Option Awards

This column represents the grant date fair value of each equity award granted in fiscal year 2021 computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. For a discussion of the assumptions used in calculating the amount recognized for stock options granted on August 3, 2020 see page 58 of this proxy statement. Additional information regarding the assumptions used to calculate these amounts are incorporated by reference to Note 12 to the financial statements included in the Company’s Form 10-K for fiscal year 2021.

MEDTRONIC PLC 2021 Proxy Statement	61

EXECUTIVE COMPENSATION

2021 Outstanding Equity Awards at Fiscal Year End

2021 Outstanding Equity Awards at Fiscal Year End

The table below reflects all outstanding equity awards made to each of the NEOs that were outstanding at the end of fiscal year 2021. The market or payout value of unearned shares, units or other rights that have not vested is based on $130.25, which was the closing price of Medtronic’s ordinary shares on the New York Stock Exchange on April 30, 2021, and for performance-based restricted stock units and for performance share plan awards presumes that the target performance goals are met.

	Option Awards					Stock Awards

		Number of Securities Underlying Unexercised Options (#)					Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested(1)

Name	Option Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number (#)(1)	Market Value ($)	Number (#)(1)	Market or Payout Value ($)

Geoffrey S. Martha	07/29/2013	12,981	—	55.32	07/29/2023	07/30/2018			11,890	1,548,673

	07/28/2014	1,594	—	62.76	07/28/2024	07/29/2019			12,709	1,655,347

	07/28/2014	27,619	—	62.76	07/28/2024	10/28/2019			10,029	1,306,277

	01/27/2015	34,741	—	74.84	08/03/2025	08/03/2020			23,463	3,056,056

	08/03/2015	39,317	—	78.00	01/27/2025	10/09/2020			52,255	6,806,214

	08/03/2015	1,283	—	78.00	08/03/2025

	08/01/2016	1,136	—	88.06	08/01/2026

	08/01/2016	34,825	—	88.06	08/01/2026

	07/31/2017	893	298	83.97	07/31/2027

	07/31/2017	29,772	9,925	83.97	07/31/2027

	07/30/2018	847	848	89.08	07/30/2028

	07/30/2018	33,890	33,892	89.08	07/30/2028

	07/29/2019	20,455	61,365	103.26	07/29/2029

	07/29/2019	403	1,212	103.26	07/29/2029

	10/28/2019	16,292	48,878	106.22	10/28/2029

	08/03/2020	—	212,529	97.33	08/03/2030

	08/03/2020	—	71,158	97.33	08/03/2030

Karen L. Parkhill	08/01/2016	45,424	—	88.06	08/01/2026	07/30/2018			14,922	1,943,591

	08/01/2016	1,136	—	88.06	08/01/2026	07/29/2019			14,716	1,916,759

	07/31/2017	40,491	13,497	83.97	07/31/2027	08/03/2020			9,177	1,195,304

	07/31/2017	893	298	83.97	07/31/2027	10/09/2020			20,438	2,662,050

	07/30/2018	42,533	42,534	89.08	07/30/2028

	07/30/2018	847	848	89.08	07/30/2028

	07/29/2019	23,684	71,055	103.26	07/29/2029

	07/29/2019	403	1,212	103.26	07/29/2029

	08/03/2020	—	1,575	97.33	08/03/2030

	08/03/2020	—	83,123	97.33	08/03/2030

	08/03/2020	—	50,378	97.33	08/03/2030

62	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

2021 Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards

		Number of Securities Underlying Unexercised Options (#)					Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested(1)

Name	Option Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number (#)(1)	Market Value ($)	Number (#)(1)	Market or Payout Value ($)

Bradley E. Lerman	01/27/2015	50,775	—	74.84	01/27/2025	07/30/2018			11,890	1,548,673

	08/03/2015	47,864	—	78.00	08/03/2025	07/29/2019			10,702	1,393,935

	08/03/2015	1,283	—	78.00	08/03/2025	08/03/2020			7,898	1,028,715

	08/01/2016	1,136	—	88.06	08/01/2026	10/09/2020			18,348	2,389,827

	08/01/2016	45,424	—	88.06	08/01/2026

	07/31/2017	893	298	83.97	07/31/2027

	07/31/2017	35,727	11,910	83.97	07/31/2027

	07/30/2018	33,890	33,892	89.08	07/30/2028

	07/30/2018	847	848	89.08	07/30/2028

	07/29/2019	17,225	51,676	103.26	07/29/2029

	07/29/2019	403	1,212	103.26	07/29/2029

	08/03/2020	—	1,575	97.33	08/03/2030

	08/03/2020	—	74,622	97.33	08/03/2030

	08/03/2020	—	39,043	97.33	08/03/2030

Robert J. White	02/18/2015	76,434	—	78.50	02/18/2025	07/30/2018			11,097	1,445,384

	08/03/2015	23,932	—	78.00	08/03/2025	07/29/2019			12,041	1,568,340

	08/03/2015	1,283	—	78.00	08/03/2025	08/03/2020			7,206	938,582

	08/01/2016	1,136	—	88.06	08/01/2026	10/09/2020			16,722	2,178,041

	08/01/2016	24,226	—	88.06	08/01/2026

	07/31/2017	893	298	83.97	07/31/2027

	07/31/2017	22,627	7,543	83.97	07/31/2027

	07/30/2018	31,631	31,632	89.08	07/30/2028

	07/30/2018	847	848	89.08	07/30/2028

	07/29/2019	19,378	58,136	103.26	07/29/2029

	07/29/2019	403	1,212	103.26	07/29/2029

	08/03/2020	—	1,575	97.33	08/03/2030

	08/03/2020	—	68,010	97.33	08/03/2030

	08/03/2020	—	40,302	97.33	08/03/2030

Richard E. Kuntz	07/28/2014	1,594	—	62.76	07/28/2024	07/30/2018			10,701	1,393,805

	07/28/2014	36,138	—	62.76	07/28/2024	07/29/2019			10,702	1,393,936

	01/27/2015	46,767	—	74.84	01/27/2025	08/03/2020			6,398	833,340

	08/03/2015	41,026	—	78.00	08/03/2025	10/09/2020			14,865	1,936,166

	08/03/2015	1,283	—	78.00	08/03/2025

	08/01/2016	1,136	—	88.06	08/01/2026

	08/01/2016	39,368	—	88.06	08/01/2026

	07/31/2017	893	298	83.97	07/31/2027

	07/31/2017	30,963	10,322	83.97	07/31/2027

	07/30/2018	30,502	30,502	89.08	07/30/2028

	07/30/2018	847	848	89.08	07/30/2028

	07/29/2019	17,225	51,676	103.26	07/29/2029

	07/29/2019	403	1,212	103.26	07/29/2029

	08/03/2020	—	1,575	97.33	08/03/2030

	08/03/2020	—	60,453	97.33	08/03/2030

	08/03/2020	—	36,524	97.33	08/03/2030

MEDTRONIC PLC 2021 Proxy Statement	63

EXECUTIVE COMPENSATION

2021 Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards

		Number of Securities Underlying Unexercised Options (#)					Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested(1)

Name	Option Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number (#)(1)	Market Value ($)	Number (#)(1)	Market or Payout Value ($)

Omar Ishrak	07/30/2012	115,338	—	38.81	07/30/2022	07/30/2018			53,503	6,968,766

	07/29/2013	221,765	—	55.32	07/29/2023	07/29/2019			46,822	6,098,566

	07/28/2014	223,073	—	62.76	07/28/2024

	08/03/2015	222,223	—	78.00	08/03/2025

	08/01/2016	204,407	—	88.06	12/11/2025

	07/31/2017	214,363	—	83.97	12/11/2025

	07/30/2018	305,018	—	89.08	12/11/2025

	07/29/2019	301,440	—	103.26	12/11/2025

	08/03/2020	159,318	—	97.33	12/11/2025

Michael J. Coyle	07/29/2013	1,808	—	55.32	07/29/2023	07/30/2018			17,438	2,271,230

	07/29/2013	55,441	—	55.32	07/29/2023	07/29/2019			15,385	2,003,896

	07/28/2014	1,594	—	62.76	07/28/2024	08/03/2020			9,197	1,197,909

	07/28/2014	56,852	—	62.76	07/28/2024	10/09/2020			21,368	2,783,182

	08/03/2015	62,394	—	78.00	08/03/2025

	08/03/2015	1,283	—	78.00	08/03/2025

	08/01/2016	1,136	—	88.06	01/01/2026

	08/01/2016	62,079	—	88.06	01/01/2026

	07/31/2017	1,191	—	83.97	01/01/2026

	07/31/2017	65,103	—	83.97	01/01/2026

	07/30/2018	99,414	—	89.08	01/01/2026

	07/30/2018	1,695	—	89.08	01/01/2026

	07/29/2019	1,615	—	103.26	01/01/2026

	07/29/2019	99,045	—	103.26	01/01/2026

	08/03/2020	49,118	—	97.33	01/01/2026

	08/03/2020	1,575	—	97.33	01/01/2026

	08/03/2020	86,901	—	97.33	01/01/2026

(1)	Amounts in these columns may include dividend equivalents that will be distributed upon distribution of the underlying awards.

The amounts shown in the column entitled “Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested” of the 2021 Outstanding Equity Awards at Fiscal Year End table that correspond to July 30, 2018, July 29, 2019, August 3, 2020 and October 9, 2020 grant dates reflect performance share units, performance-based restricted stock or restricted stock unit awards that vest on the third anniversary of the date of grant provided the established performance threshold for each award is achieved.

64	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

2021 Outstanding Equity Awards at Fiscal Year End

The table below shows the vesting schedule for all unexercisable options.

		Vesting Schedule for Unexercisable Options

Name	Grant Date	2021	2022	2023	2024

Geoffrey S. Martha	07/31/2017	9,925

	07/31/2017	298

	07/30/2018	424	424

	07/30/2018	16,946	16,946

	07/29/2019	20,455	20,455	20,455

	07/29/2019	404	404	404

	10/28/2019	16,292	16,293	16,293

	08/03/2020	53,132	53,132	53,132	53,133

	08/03/2020	17,789	17,789	17,790	17,790

Karen L. Parkhill	07/31/2017	13,497

	07/31/2017	298

	07/30/2018	21,267	21,267

	07/30/2018	424	424

	07/29/2019	23,685	23,685	23,685

	07/29/2019	404	404	404

	08/03/2020	12,594	12,594	12,595	12,595

	08/03/2020	20,780	20,781	20,781	20,781

	08/03/2020	393	394	394	394

Bradley E. Lerman	07/31/2017	298

	07/31/2017	11,910

	07/30/2018	16,946	16,946

	07/30/2018	424	424

	07/29/2019	17,225	17,225	17,226

	07/29/2019	404	404	404

	08/03/2020	9,760	9,761	9,761	9,761

	08/03/2020	18,655	18,655	18,656	15,656

	08/03/2020	393	394	394	394

Robert J. White	07/31/2017	298

	07/31/2017	7,543

	07/30/2018	424	424

	07/30/2018	15,816	15,816

	07/29/2019	404	404	404

	07/29/2019	19,378	19,379	19,379

	08/03/2020	17,002	17,002	17,003	17,003

	08/03/2020	393	394	394	394

	08/03/2020	10,075	10,075	10,076	10,076

Richard E. Kuntz	07/31/2017	298

	07/31/2017	10,322

	07/30/2018	424	424

	07/30/2018	15,251	15,251

	07/29/2019	17,225	17,225	17,226

	07/29/2019	404	404	404

	08/03/2020	393	394	394	394

	08/03/2020	15,113	15,113	15,113	15,114

	08/03/2020	9,131	9,131	9,131	9,131

MEDTRONIC PLC 2021 Proxy Statement	65

EXECUTIVE COMPENSATION

2021 Outstanding Equity Awards at Fiscal Year End

The table below shows the vesting schedule for all unvested restricted stock and restricted stock units.

		Vesting Schedule for Unvested Restricted Stock and Restricted Stock Units

Name	Grant Date	2021	2022	2023	2024

Geoffrey S. Martha	07/30/2018	11,890

	07/29/2019		12,709

	10/28/2019		10,029

	08/03/2020			23,463

	10/09/2020			52,255

Karen L. Parkhill	07/30/2018	14,922

	07/29/2019		14,716

	08/03/2020			9,177

	10/09/2020			20,437

Bradley E. Lerman	07/30/2018	11,890

	07/29/2019		10,702

	08/03/2020			7,898

	10/09/2020			18,347

Robert J. White	07/30/2018	11,097

	07/29/2019		12,041

	08/03/2020			7,206

	10/09/2020			16,722

Richard E. Kuntz	07/30/2018	10,701

	07/29/2019		10,702

	08/03/2020			6,398

	10/09/2020			14,864

Omar Ishrak	07/30/2018	53,503

	07/29/2019		46,822

Michael J. Coyle	07/30/2018	17,438

	07/29/2019		15,385

	08/03/2020			9,197

	10/09/2020			21,367

Mr. Ishrak also owns 294,676 vested and deferred stock units including associated dividend equivalents, which will be distributed following his retirement. Mr. Kuntz also owns 26,061 vested and deferred stock units including associated dividend equivalents, which will be distributed following his retirement.

66	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

2021 Option Exercises and Stock Vested

2021 Option Exercises and Stock Vested

The table below includes information related to options exercised by each of the NEOs and restricted stock awards that vested during fiscal year 2021. The table also includes the value realized for such options and restricted stock awards. For options, the value realized on exercise is equal to the difference between the market price of the underlying shares at exercise and the exercise price of the options. For stock awards, the value realized on vesting is equal to the market price of the underlying shares at vesting.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Geoffrey S. Martha	11,712	$776,812	10,593	$1,022,013

Karen L. Parkhill			14,405	$1,389,794

Bradley E. Lerman	41,429	$2,021,944	13,049	$1,260,346

Robert J. White			8,350	$806,831

Richard E. Kuntz			11,290	$1,090,376

Omar Ishrak			57,196	$5,518,270

Michael J. Coyle			17,764	$1,715,478

2021 Pension Benefits

The table below includes information with respect to Medtronic’s pension plans for each of the NEOs as of April 30, 2021, which is the measurement date used for financial statement reporting purposes. A narrative description of the material factors necessary to understand the information in the table is provided below.

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year(2) ($)

Geoffrey S. Martha(1)(2)	Medtronic, Inc. NRPS	9.6667	—

Karen L. Parkhill(1)	—	—	—	—

Bradley E. Lerman(1)	—	—	—	—

Robert J. White(1)	—	—	—	—

Richard E. Kuntz(1)	—	—	—	—

Omar Ishrak(3)	Medtronic Personal Pension	9.8333	145,418	—
	Account (“PPA”)

	Medtronic, Inc. NRPS	9.8333	1,756,143	—

Michael J. Coyle(1)	—	—	—	—
(1)	Mr. Martha, Ms. Parkhill, Mr. Lerman, Mr. White, Mr. Kuntz and Mr. Coyle do not participate in the Company’s defined benefit pension plans

(2)

Mr. Martha was a participant in the tax-qualified GE Pension Plan with his former employer. Upon hire in 2011, Mr. Martha was provided a special benefit to his NRPS. Upon retirement, Mr. Martha receives the present value of the amount that he would have received from the GE Pension Plan as if he had continued to work at GE until retirement, less the sum of: (a) the value of Mr. Martha’s vested PIA account at retirement, (b) the value of Mr. Martha’s vested NRPS account at retirement; and (c) the present value of the benefit Mr. Martha was actually entitled to receive under the GE Pension plan as of November 28, 2011. This amount will be paid as a lump sum.

(3)

The present value of the accumulated benefits is calculated using the assumptions described in Note 15 to our consolidated financial statements in our annual report on Form 10-K for fiscal year 2021 accompanying this proxy statement. Further, in accordance with the disclosure requirements, the accumulated benefit is calculated using the retirement age at which the benefit is unreduced under the plan (i.e., age 65). Only the Medtronic Retirement Plan component of the Medtronic Retirement Plan is reduced for early commencement if the benefit is commenced before the normal retirement age of 65. The Personal Pension Account Plan is an account-based plan and therefore is not reduced for early commencement. Please see below for additional detail.

The Medtronic Retirement Plan consists of two types of benefits, the Final Average Pay Pension benefit and the Personal Pension Account (PPA) benefit. Effective May 1, 2005, the Company froze the Final Average Pay Pension to new entrants and provided all eligible employees the option of continuing to accrue retirement benefits under the Final Average Pay Pension or to participate in either the PPA or Personal Investment Account (PIA) described below. Employees hired on or after May 1, 2005 but prior to January 1, 2016, were eligible to elect to participate in the PPA – a cash balance component of the MRP – or the PIA – a component of the Medtronic 401(k) Plan. The benefits provide an annual 5% employer contribution. Effective January 1, 2016, the Company froze the PIA and the PPA to new entrants. All eligible employees continue to accrue retirement benefits under the PIA or PPA. New employees hired on or after January 1, 2016 are eligible for the Medtronic Core Contribution (MCC), which provides an annual 3% employer contribution.

MEDTRONIC PLC 2021 Proxy Statement	67

EXECUTIVE COMPENSATION

2021 Nonqualified Deferred Compensation

Mr. Ishrak is a participant in the PPA. The PPA is a tax-qualified cash balance defined benefit pension plan available to employees hired on or after May 1, 2005. The Company contributes an amount equal to 5% of eligible compensation for each year of participation into the participant’s account. Eligible compensation under the PPA matches the MRP discussed above. Additionally, each year a participant’s account will earn interest at a rate equal to the 10-year U.S. Treasury bond rate. For the fiscal year ended April 30, 2021 the interest rate was equal to 2.57%. Each participant’s account has a three-year vesting requirement. The PPA value will be forfeited if the participant leaves the Company before that three-year vesting period is finished. Vested benefits in the PPA are portable and participants may receive distributions for any purpose but may then be subject to taxation. A PPA participant leaving the Company may receive distributions in the following ways: 1) roll over benefit into another tax-qualified plan or certain IRAs; 2) lump-sum cash payment; 3) leave the PPA balance in the plan (which will continue to earn returns equal to the 10-year U.S. Treasury bond rate); and 4) various monthly annuity options, including single life, ten-year certain, and joint and survivor options.

The benefits currently paid under the Medtronic Retirement Plan are limited to an annual maximum of $225,000, in accordance with IRS requirements. The Company also has an unfunded Nonqualified Retirement Plan Supplement (the “NRPS”) that provides an amount substantially equal to the difference between the amount that would have been payable to the executive under the Medtronic Retirement Plan in the absence of legislation limiting pension benefits and earnings that may be considered in calculating pension benefits and the amount actually payable under the plan. The NRPS is available to all participating employees whose income or benefits exceed the IRS maximum, not just the executive officers. Compensation used in the calculation of the NRPS benefit includes eligible compensation in excess of the IRS limitation and amounts deferred (excluding amounts paid and deferred under the LTPP or the performance share plan) pursuant to the Capital Accumulation Plan. NRPS benefits are determined based on the qualified plan formula (MRP or PPA) in which the executive elected to participate. The NRPS benefit calculated on the MRP formula is reduced based on the participant’s age at the end of the month following separation from service (within the meaning of Section 409A of the Internal Revenue Code, generally retirement, termination of employment, or significant reduction in work schedule). The monthly benefit is the sum of the monthly principal amount and the monthly interest. The monthly interest is determined based on a declining balance schedule using an interest rate of 6%. The amount of retirement benefit earned under the NRPS is calculated upon separation from service. If the aggregate value is less than or equal to $100,000, it is paid out as a lump sum six months after separation from service. If the aggregate value exceeds $100,000, the value is paid out over a 15-year period in the form of a monthly annuity commencing six months after the separation from service. In the event of the employee’s death prior to the completion of the 15-year payment cycle, any remaining benefits from the NRPS are payable per the beneficiary designation on record. If a beneficiary is not named, the benefit is payable to the employee’s surviving spouse, or if there is no surviving spouse, to the children, or if there are no survivors, to the estate.

2021 Nonqualified Deferred Compensation

Name		Executive Contributions in Last FY (2) ($)	Registrant’s Contributions in Last FY (3) ($)	Aggregate Earnings in Last FY (4) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (5) ($)

Geoffrey S. Martha	CAP	313,167	—	683,419	—	2,709,626

	NRPS	—	42,865	136,440	—	547,816

Karen L. Parkhill(1)	CAP	—	—	—	—	—

	NRPS	—	18,476	43,458	—	198,990

Bradley E. Lerman	CAP	121,029	—	79,132	—	756,769

	NRPS	—	31,136	87,595	—	471,843

Robert J. White	CAP	—	—	47,185	—	198,885

	NRPS	—	25,418	70,211	—	341,838

Richard E. Kuntz	CAP	—	—	—	—	—

	NRPS	—	28,299	241,743	—	1,202,694

	RSUs	—	—	876,955	—	3,411,789

Omar Ishrak(1)	CAP	—	—	—	—	—

	NRPS	—	—	—	—	—

	RSUs	—	—	9,916,208	—	38,578,939

Michael J. Coyle	CAP	1,040,826	—	4,216,336	—	18,114,345

	NRPS	—	19,869	169,973	858,145	19,869

CAP = Capital Accumulation Plan

NRPS = Nonqualified Retirement Plan Supplement

RSUs = Restricted Stock Units

(1)

Ms. Parkhill and Mr. Ishrak have not participated in the Capital Accumulation Plan (CAP) or in the defined contribution Personal Investment Account portion of the Nonqualified Retirement Plan Supplement (NRPS).

68	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

2021 Nonqualified Deferred Compensation

(2)	The following amounts of Executive Contributions from the table above have been reported in Salary and Non-Equity Incentive Plan Compensation columns in the current year’s Summary Compensation Table.

Name	Contributions

Geoffrey S. Martha	$ 313,167

Karen L. Parkhill	$ —

Bradley E. Lerman	$ 121,029

Robert J. White	$ —

Richard E. Kuntz	$ —

Omar Ishrak	$ —

Michael J. Coyle	$1,040,826

(3)	These amounts are included in the current year’s Summary Compensation Table in the All Other Compensation column.

(4)	No amounts of Aggregate Earnings from the table above have been reported in the current year’s Summary Compensation Table for any of our NEOs since the earnings were not preferential or above market.

(5)	The following amounts of Aggregate Balance from the table above have been reported in the Summary Compensation Table from prior fiscal years:

Name	Contributions

Geoffrey S. Martha	$ 1,487,068

Karen L. Parkhill	$ 127,733

Bradley E. Lerman	$ 667,331

Robert J. White	$ —

Richard E. Kuntz	$ —

Omar Ishrak	$ —

Michael J. Coyle	$14,809,507

Capital Accumulation Plan

The Capital Accumulation Plan allows U.S. executives of Medtronic to defer:

∎	Up to 50% of their base salary;

∎	Up to 80% of their annual incentive plan payments;

∎	Up to 80% of their commissions (applicable only to those executives in a commission plan); and

∎	Up to 80% of their cash long-term incentive plan payments.

MEDTRONIC PLC 2021 Proxy Statement	69

EXECUTIVE COMPENSATION

2021 Nonqualified Deferred Compensation

The minimum amount of each reward element that may be deferred is 10%. Medtronic does not make any contributions to the Capital Accumulation Plan; the aggregate balances shown above represent amounts that the NEOs earned but elected to defer, plus gains (or losses). Participants receive credits of gains or losses daily based on funds that are indexed to 21 investment alternatives, which are all also available under the 401(k) Plan. Investment returns for these investment alternatives are shown below.

Return on Funds 12 Months as of April 30, 2021

Medtronic plc Stock Fund	37.00%

Income Fund	8.31%

Growth Fund	43.83%

International Equity Index	45.61%

Capital Preservation Fund	2.17%

U.S. Equity Index	50.97%

Bond Index	-0.21%

Retirement Income	19.79%

Retirement 2015	22.06%

Retirement 2020	24.39%

Retirement 2025	28.49%

Retirement 2030	32.56%

Retirement 2035	35.83%

Retirement 2040	38.67%

Retirement 2045	40.91%

Retirement 2050	42.60%

Retirement 2055	43.89%

Retirement 2060	44.70%

Inflation Protected	6.27%

10T-100	2.10%

10T-120	2.52%

When participants elect to defer amounts, they also select when the amounts will ultimately be distributed. Distributions may be made on a certain future date (as long as that date is at least five years beyond the period of deferral) or at retirement, or, for specified employees under Section 409A of the Internal Revenue Code, six months after the date of retirement (in the form of a lump sum distribution or installments over 5, 10 or 15 years). All distributions are made in cash, and there are limited opportunities to change the distribution elections. These include a hardship withdrawal and a “redeferral” election that must be made at least 12 months prior to a scheduled payment (and only if the redeferral is for at least an additional five years).

Participants are entitled to receive dividend equivalents on the RSUs generally in the same manner and at the same time as if each RSU were a share. These dividend equivalents are credited in the form of additional RSUs.

Deferred RSUs are payable on the date six months or one year following a separation from service, pursuant to individual award agreements. The Company may require a participant to return or forfeit the shares received or receivable in the event the participant is involved in performing services for or on behalf of a competitor, a violation of applicable business ethics policies or any other occurrence determined by the Compensation Committee.

RSUs

Under the Medtronic, Inc. 2003 Long-Term Incentive Plan, certain participants were allowed to defer the issuance of shares or cash deliverable upon the exercise of an option or stock appreciation right, vesting of restricted stock, or satisfaction of other stock-based awards or other cash-based awards, for a specified period or until a specified date.

ESOP

Medtronic previously sponsored a non-qualified employee stock ownership plan (“ESOP”) to restore certain qualified employee benefits that could not be allocated due to IRS limitations. The qualified ESOP expired in May 2005, and accordingly no additional contributions were made by Medtronic into that plan. All participants in the ESOP are fully vested. Dividends are credited to the ESOP account each year and the account balance is distributed in a lump sum of shares of Medtronic stock in the fiscal year following termination or retirement. Active employees cannot take distributions from the account.

70	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change of Control

Nonqualified Retirement Plan Supplement (NRPS)

The NRPS benefit calculated based on the Personal Investment Account formula is equal to 5% of the eligible compensation in excess of the IRS limitation and amounts deferred (excluding any LTPP CAP deferrals). Upon separation from service, within the meaning of Section 409A of the Internal Revenue Code (generally, retirement, termination of employment, or significant reduction in work schedule), the amount of retirement benefits earned under the NRPS is calculated. If the aggregate value is less than or equal to $100,000, it is paid out as a lump sum six months after separation from service. If the aggregate value exceeds $100,000, the value is paid out over a 15-year period in the form of a monthly annuity commencing six months after separation from service. The monthly benefit is the sum of the monthly principal amount and the monthly interest. The monthly interest is determined based on a declining balance schedule using an interest rate of 6%. In the event of the employee’s death prior to the completion of the 15-year payment cycle, any remaining benefits from the NRPS are payable per the beneficiary designation on record. If a beneficiary is not named, the benefit is payable to the employee’s surviving spouse, or if there is no surviving spouse, to the children, or if there are no survivors, to the estate.

Personal Investment Account (PIA)

Available to employees hired on or before December 31, 2015, the PIA is a defined contribution plan in which employees receive a contribution equal to 5% of eligible pay. Of the 5%, 4% is for retirement income and 1% is intended for retiree medical costs. Employees become vested in the PIA after three years of employment.

Medtronic Core Contribution Plan (MCC)

Available to employees hired after January 1, 2016, the MCC is a defined contribution plan in which employees receive a contribution equal to 3% of eligible pay at the end of the fiscal year. Medtronic makes this contribution regardless of whether employees contribute. Employees become vested in MCC after three years of employment or upon attaining age 62, whichever comes first.

Potential Payments Upon Termination or Change of Control

Company Severance Practices

Ms. Parkhill and Messrs. Martha, Lerman, White and Kuntz are subject to Medtronic’s Section 16 Officer Severance Practices. These practices, which have received the approval of Medtronic’s Board of Directors, provide severance payments and benefits under certain termination events. In the event of Ms. Parkhill’s or Messrs. Martha, Lerman, White or Kuntz’s employment is terminated by the Company without cause, such executive will be entitled to the following payments:

(i) two times the sum of such executive’s annual base salary and the lesser of (a) the target annual cash opportunity under the MIP or (b) the actual or forecasted actual payout of the MIP based on performance, (ii) the value of 24 months of continued health and dental insurance coverage, and (iii) outplacement services. Note: the forecasted MIP payout must be determined at the time severance is calculated and paid.

The table below illustrates the payments due upon involuntary termination as described in the section above, assuming a termination date of April 30, 2021.

Name	Severance Amount(1)	Welfare Benefits(2)	Equity Acceleration	Total

Geoffrey S. Martha	$5,500,000	$50,126	$—	$5,550,126

Karen L. Parkhill	$3,643,542	$58,328	$—	$3,701,870

Bradley E. Lerman	$3,234,166	$50,198	$—	$3,284,364

Robert J. White	$3,055,920	$58,328	$—	$3,114,248

Richard E. Kuntz	$3,032,032	$58,328	$—	$3,090,360

(1)

Mr. Martha’s amount includes two times his base salary ($2,200,000) and the lesser of the MIP payout or the target value ($3,300,000). Ms. Parkhill’s amount includes two times her base salary ($1,735,020) and the lesser of the MIP payout or the target value ($1,908,522). Mr. Lerman’s amount includes two times his base salary ($1,748,198) and the lesser of the MIP payout or the target value ($1,485,968). Mr. White’s amount includes two times his base salary ($1,527,960) and the lesser of the MIP payout or the target value ($1,527,960). Mr. Kuntz’s amount includes two times his base salary ($1,638,936) and the lesser of the MIP payout or the target value ($1,393,096).

(2)	Amounts represent payments for 24 months of health benefits and outplacement assistance

MEDTRONIC PLC 2021 Proxy Statement	71

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change of Control

Change of Control Policy

Under Medtronic’s change of control policy, no benefits are payable to an executive officer unless there is both a change of control and a termination of the executive by the Company other than for cause or by the executive for “good reason” as defined by the policy. This is known as a double trigger. Absent a change of control, the policy does not require Medtronic to retain the executives or to pay them any specified level of compensation or benefits.

The policy provides that for three years after a change of control — the first trigger — there will be no adverse change in the executive’s salary, bonus opportunity, benefits or location of employment. If during this three-year period the executive’s employment is terminated by Medtronic other than for cause, or if the executive terminates his or her own employment for good reason (as defined in the policy, and including compensation reductions, demotions, relocation and excess travel) — the second trigger — the executive is entitled to receive payment of accrued salary and annual and long-term incentives through the date of termination as well as accrued pension benefits and any outstanding deferred compensation, and, except in the event of death or disability, a lump sum severance payment equal to the prorated value of the Highest Annual Bonus and three times the sum of his or her base salary and Highest Annual Bonus. For these purposes, Highest Annual Bonus means the greater of the average of the bonuses received by the executive for the last three completed fiscal years preceding the year of termination, and the bonus payable for the most recently completed fiscal year. Additionally, the executive is entitled to certain retirement and welfare benefits as further described below in the footnotes to the table. The change of control policy does not include provisions for a “golden parachute” excise tax gross up. Instead, such payments may be subject to reduction (any such payment a ”Reduced Payment”) to the extent it would cause the recipient to receive an “excess parachute payment” (as defined in the Internal Revenue Code) unless the change of control payments, less the amount of any excise taxes payable by the NEO, is greater than the Reduced Payment.

Generally, and subject to certain exceptions, a change of control is deemed to have occurred if:

∎

a majority of Medtronic’s Board of Directors are individuals other than the nominees for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships;

∎	another party becomes the beneficial owner of at least 30% of Medtronic’s outstanding voting stock; or

∎

Medtronic merges or consolidates with another party (other than certain limited types of mergers), or exchanges shares of voting stock of Medtronic for shares of another corporation pursuant to a statutory exchange, sells or otherwise disposes of all or substantially all of Medtronic’s assets, or is liquidated or dissolved.

If a change of control of Medtronic occurs, awards under Medtronic’s annual incentive plan will accelerate and, subject to certain limitations set forth in the plan, each participant will be entitled to a final award based on certain assumptions as to target performance and salary. On August 22, 2013, shareholders approved the Medtronic, Inc. 2013 Stock Award and Incentive Plan, which replaced the Company’s 2008 Stock Award and Incentive Plan, and which was amended and restated in connection with the Covidien acquisition. For awards granted under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan, or the predecessor 2008 Stock Award and Incentive Plan, and related award agreements, stock options will only become exercisable in full, and all restrictions under such outstanding restricted stock or units (including PBRSUs) will only lapse, if the award is not replaced by a qualifying replacement award that satisfies certain conditions set forth in the plan or, if a replacement award is granted, upon termination of a participant’s employment by the Company without cause or by the participant for good reason during the two years following the date of the change of control.

If a change of control occurs during a plan year, subject to certain limitations, Medtronic’s matching contribution to the 401(k) Plan will equal the greater of Medtronic’s target percentage matching contribution, or if the change of control occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the change of control and disregarding the effects of the change of control.

The table below reflects estimated payments for our NEOs as a result of the change of control policy, assuming (1) the change of control occurred and (2) the Company terminates employment other than for cause or disability or the executive terminates employment for good reason, on April 30, 2021.

Name	Severance Amount(1)(2)(3)	Long-Term Performance Plan Payouts(4)	Performance Share Unit Vesting(5)	Accelerated Vesting of Stock Options(6)	Restricted Stock Unit Vesting(7)	Present Value Of Increased Pension Benefits(8)	Other(9)	Total

Geoffrey S. Martha	$9,900,000	$2,300,001	$6,841,172	$14,400,705	$7,605,219	$—	$276,678	$41,323,775

Karen L. Parkhill	$3,157,952	$1,466,667	$2,675,641	$8,998,884	$5,081,571	$—	$194,835	$21,575,551

Bradley E. Lerman	$5,083,567	$1,066,667	$2,402,037	$7,360,481	$4,035,806	$—	$241,060	$20,189,618

Robert J. White	$5,347,860	$1,200,000	$2,189,233	$7,059,766	$4,011,844	$—	$231,908	$20,040,612

Richard E. Kuntz	$5,244,595	$1,066,667	$1,946,029	$6,583,537	$3,675,555	$—	$240,745	$18,757,129

(1)

This amount includes three times the sum of (a) the executive’s base salary at the time of termination and (b) the greater of fiscal year 2021’s annual bonus or the average of the annual bonuses for the three most recently completed fiscal years.

(2)	This amount has been reduced for Ms. Parkhill and Mr. Lerman so as to not incur excise taxes under Section 280G.

72	MEDTRONIC PLC 2021 Proxy Statement

EXECUTIVE COMPENSATION

Equity Compensation Plan Information

(3)	This amount also includes the prorated value of the greater of fiscal year 2021’s annual bonus or the average of the annual bonuses for the three most recently completed fiscal years.

(4)	This amount represents the unvested projected payments of the 2020-2022 LTPP.

(5)	This amount represents the value of unvested performance share units (at target) and dividend-equivalent units as of April 30, 2021, at the closing price on that date of $130.92.

(6)	This amount represents the market gain (or intrinsic value) of unvested options as of April 30, 2021, at the closing price on that date of $130.92.

(7)	This amount represents the value of unvested restricted stock units, PBRSUs and dividend-equivalent units as of April 30, 2021, at the closing price on that date of $130.92.

(8)	This amount reflects the estimated present value of additional pension benefits due to the NEO upon a change of control assuming an additional three years of age and service.

(9)

This amount represents the estimated value of the three-year continuation of Company contributions to certain retirement plans (including the 401(k) plan, the qualified and nonqualified plan), and health and miscellaneous welfare benefits for three years.

Equity Compensation Plan Information

The following table provides information about Medtronic’s ordinary shares issuable upon the exercise of options, warrants and rights under all existing equity compensation plans in effect as of April 30, 2021, including the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan, the Medtronic, Inc. 2008 Stock Award and Incentive Plan, the Medtronic, Inc. 2003 Long-Term Incentive Plan, the Medtronic, Inc. 2014 Employees Stock Purchase Plan, and the Medtronic, Inc. 1998 Outside Director Stock Compensation Plan.

	(a)(3)	(b)	(c)(4)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders(1)(2)	34,339,708	$67.62	34,775,863

Equity compensation plans not approved by security holders(2)	—	—	—

(1)

Awards under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan may consist of stock options, stock appreciation rights, restricted stock, performance-based restricted stock, restricted stock units, other stock-based awards, and performance cash awards. No more than 5% of the shares will be granted pursuant to restricted stock awards if such award will vest in full prior to three years from the award date or if a condition to such vesting is based, in whole or in part, upon performance of the shares or any aspect of Medtronic’s operations and such vesting could occur over a period of less than one year from the award date.

(2)

Amounts disclosed do not include stock options, stock appreciation rights, restricted stock, performance-based restricted stock, restricted stock units, or other stock-based awards to acquire 930,809 Medtronic shares relating to former Covidien awards assumed in the acquisitions with a weighted average exercise price of $41.19.

(3)

Column (a) includes 27,041,546 shares issuable upon exercise of outstanding options, with a weighted average exercise price of $85.86, and the following equity awards, which increase the number of shares in column (a) and decrease the number of shares in column (c): 6,781,315 restricted stock units and their dividend-equivalent units in approved plans, 77,527 shares issuable pursuant to a non-qualified employee stock ownership plan in approved plans, and 439,320 vested units or exercised shares deferred and not yet issued in approved plans.

(4)

Column (c) includes 9,237,927 shares available for issuance as of April 30, 2021 under the Medtronic plc Amended and Restated Employees Stock Purchase Plan and 25,537,936 shares available for issuance as of April 30, 2021 under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan.

CEO Pay Ratio

We are required by SEC rules and regulations to disclose the annual total compensation for our CEO, and estimate of the median annual total compensation for our worldwide employee population excluding our CEO, and the ratio of annual total compensation for our CEO to the annual total compensation for our median employee. For the fiscal year ended April 30, 2021, the annual total compensation for our CEO was $16,471,648 as reported in the final column of the Summary Compensation Table and the annual total compensation for our median employee was $81,624 calculated in accordance with the rules applicable to the Summary Compensation Table. For the year ended April 30, 2021 the annual total compensation for our CEO was 202 times that of our median employee.

For purposes of identifying our median employee, we used our worldwide employee population as of January 30, 2021 which consisted of 97,848 total employees, of which 41,875 employees were employed in the United States and 55,973 were employed in foreign jurisdictions. As permitted by SEC rules and regulations, we excluded leased employees and independent contractors; no employees from entities we acquired during the year ended April 30, 2021, or foreign jurisdiction(s) were excluded. We used income as reported for federal income tax purposes for employees employed in the United States and an equivalent measure for employees employed in foreign jurisdictions for the 12-month period ending December 31, 2020 as our consistently applied compensation measure, and we annualized this amount for employees who commenced employment during that period. We applied this methodology to our worldwide employee population and did not use any form of statistical sampling.

MEDTRONIC PLC 2021 Proxy Statement	73

REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of Medtronic’s financial reporting and compliance programs. In particular, the Audit Committee reviews the independence, qualifications and performance of Medtronic’s independent registered public accounting firm and the performance of its internal auditors. The Audit Committee also has responsibility for oversight of Medtronic’s compliance with legal and regulatory requirements. In this role, the Audit Committee, among other things, oversees Medtronic’s policies and programs reasonably designed to ensure that Medtronic’s relationships with, and payments to, health care providers are appropriate and lawful, and receives reports of Company and third-party reviews of such matters. As of the date of this report, the Audit Committee consisted of the five members listed below, each of whom is an independent director in accordance with the Securities and Exchange Commission (“SEC”) and New York Stock Exchange requirements, meets additional independence standards applicable to audit committee members and qualifies as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

Medtronic’s management is responsible for preparing Medtronic’s financial statements and the overall reporting process, including Medtronic’s system of internal controls. The Audit Committee is directly responsible for the compensation, appointment and oversight of Medtronic’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”). That firm reports directly to the Audit Committee. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles in the United States (“U.S. GAAP”) and auditing the Company’s internal control over financial reporting. The Audit Committee also meets privately in separate executive sessions periodically with management, internal audit, compliance and representatives from Medtronic’s independent registered public accounting firm.

In this context, the Audit Committee has held discussions with management and PricewaterhouseCoopers. Management represented to the Audit Committee that Medtronic’s consolidated financial statements were prepared in accordance with U.S. GAAP, and the Audit Committee has reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers.

PricewaterhouseCoopers has informed the Audit Committee that, in its opinion, the consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows that accompany Medtronic’s 2021 Annual Report present fairly, in all material respects, the financial position of Medtronic and its subsidiaries at April 30, 2021, and April 24, 2020, and the results of Medtronic’s operations and cash flows for each of the three fiscal years in the period ended April 30, 2021, are in conformity with U.S. GAAP.

The Audit Committee also has discussed with PricewaterhouseCoopers the matters required to be discussed by Auditing Standard No. 1301 (Communications With Audit Committees), as amended, and requested any other relevant input from PricewaterhouseCoopers. PricewaterhouseCoopers provided to the Audit Committee, and the Audit Committee received, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers’ communications with the audit committee concerning independence, and the Audit Committee discussed with PricewaterhouseCoopers their independence.

Based on the considerations above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in Medtronic’s Annual Report on Form 10-K for fiscal year 2021 for filing with the SEC. The Audit Committee has appointed PricewaterhouseCoopers as Medtronic’s independent registered public accounting firm for fiscal year 2022 and recommended that the Board of Directors submit this appointment to the Company’s shareholders for ratification at the Annual General Meeting. Audit and any permitted non-audit services provided to Medtronic by PricewaterhouseCoopers are pre-approved by the Audit Committee.

AUDIT COMMITTEE:

Randall J. Hogan, III, Chair	James T. Lenehan	Elizabeth G. Nabel, M.D.
Richard H. Anderson	Kevin E. Lofton

74	MEDTRONIC PLC 2021 Proxy Statement

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers for the audit of Medtronic’s annual financial statements for the fiscal years ended April 24, 2020 and April 30, 2021, and fees for other services rendered by PricewaterhouseCoopers. All of the audit, audit-related, tax and all other fees were approved by the Audit Committee.

	Fiscal 2020	Fiscal 2021

Audit Fees(1)	$16,540,000	$15,466,000

Audit-Related Fees(2)	255,000	337,000

Tax Fees(3)	810,000	952,000

All Other Fees(4)	8,000	5,000

(1)	Audit services consisted principally of domestic and international audits, statutory audits and assessment of internal control over financial reporting.

(2)	Audit-related services consisted principally of procedures related to statutory reporting, employee benefit plans, and other agreed upon audit procedures.

(3)	Tax-related services consisted principally of services related to assistance with transfer pricing, tax compliance, tax planning, and tax audits.

(4)	Other service fees consisted principally of services related to special non-audit reports.

MEDTRONIC PLC 2021 Proxy Statement	75

PROPOSAL 2 – NON-BINDING RATIFICATION

OF APPOINTMENT OF INDEPENDENT AUDITOR

AND BINDING AUTHORIZATION OF THE BOARD

OF DIRECTORS, ACTING THROUGH THE AUDIT

COMMITTEE, TO SET AUDITOR REMUNERATION

The Board of Director’s Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent external auditor for the fiscal year ending April 29, 2022 and recommended that the Board of Directors submit this appointment to the Company’s shareholders for ratification at the Annual General Meeting. PricewaterhouseCoopers LLP has been retained as our external auditor continuously since fiscal year 1963. The Audit Committee is responsible for the audit fee negotiations associated with the retention of PricewaterhouseCoopers. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of our independent external audit firm. Further, in conjunction with the mandated rotation of the auditing firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of PricewaterhouseCoopers’ new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers to serve as the Company’s independent external auditor is in the best interests of the Company’s shareholders.

As required by the Audit Committee Charter and Irish law, the Board of Directors is submitting for shareholder ratification the selection of PricewaterhouseCoopers LLP and the authorization of the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration. If the shareholders do not so ratify, the Audit Committee will reconsider its selection.

The ratification of the appointment of PricewaterhouseCoopers LLP as the independent external auditor of the Company for the fiscal year ending April 29, 2022 and the authorization of the Board of Directors, acting through the Audit Committee, to set the auditors’ remuneration is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting in order to be approved.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual General Meeting, will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 2 IS AS FOLLOWS:

“RESOLVED, that the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for the fiscal year ending April 29, 2022, be and is hereby ratified in a non-binding vote and that the Board of Directors, acting through the Audit Committee, be and is hereby authorized in a binding vote to set the remuneration of the auditor.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NON-BINDING RATIFICATION OF THIS APPOINTMENT AND THE BINDING AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE AUDITOR’S REMUNERATION.

Effect of Proposal

Even if the selection of PricewaterhouseCoopers LLP is ratified, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its shareholders. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year, but is not bound by the shareholders’ vote.

76	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 3 – ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY”)

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis (“CD&A”), tabular disclosures and related narrative of this proxy statement. The Board of Directors has adopted a policy of providing for annual “Say-on-Pay” advisory votes. The next such advisory vote will occur at this Annual General Meeting of Shareholders.

As discussed in more detail in the CD&A, Medtronic’s executive compensation program is designed to attract, motivate and retain top talent; emphasize incentive compensation alignment with sustained profitable growth; align with shareholder interests by encouraging executive stock ownership and linking a meaningful portion of compensation to the value of Medtronic ordinary shares; favor moderate cash allowances instead of Company-provided perquisites; and discourage inappropriate risk taking.

All executive compensation elements are targeted in relation to the median range of our competitive market, with actual compensation delivered based on Company and individual performance. At-Risk compensation constitutes 85% to 92% of target NEO compensation, and target long-term performance-based compensation constitutes 80% of NEO compensation. During FY2021, Medtronic’s financial performance was affected by the reduction of healthcare procedures in many markets around the world as a result of the COVID-19 pandemic. For the Company’s annual incentive plan, payout was capped at 100% for NEO’s. For the long-term performance plan the Company’s top-line and bottom-line growth rates were within the target range of the potential performance payout and Total Relative Shareholder Return was at the maximum of the payout range. In light of these business results, the Company’s long-term performance plan paid out at 109% of the target amounts.

In addition to aligning total compensation with Company performance, the Company has actively promoted an overall compensation philosophy that is in the best interests of the Company’s shareholders. For example, the change of control policy does not include any excise tax gross-up provisions, and the Company does not provide excessive perquisites or benefits to our NEOs. Also, in furtherance of pay practices preferred by institutional shareholders, equity awards granted under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan that are replaced in connection with a change of control do not vest on the occurrence of a change of control and instead vest only if a participant is involuntarily terminated within a limited period following the change of control. The Company requires each executive to retain significant portions of his or her equity compensation awards and continues to follow a broad clawback policy that allows the Company to recapture equity compensation and other incentive awards paid to an executive who engages in misconduct.

Approval on an advisory basis of the compensation of our named executive officers is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting in order to be approved.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 3 IS AS FOLLOWS:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation awarded to the named executive officers, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement for this Annual General Meeting.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

Effect of Proposal

The Say-on-Pay resolution is non-binding. The approval or disapproval of this proposal by shareholders will not require the Board or the Compensation Committee to take any action regarding Medtronic’s executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address shareholder disapproval remains with the Board and the Compensation Committee. The Board, however, values the opinions of our shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future executive compensation decisions.

MEDTRONIC PLC 2021 Proxy Statement	77

PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote on a non-binding advisory resolution to determine whether the advisory shareholder vote on executive compensation will occur every one, two, or three years. Our prior say-on-frequency vote occurred in 2015. At that year’s annual general meeting, shareholders agreed with the Board’s recommendation that advisory votes to approve executive compensation should occur every year. After careful consideration of the various arguments supporting each frequency level, the Board again believes that an annual advisory vote on executive compensation is appropriate for Medtronic and its shareholders at this time. An annual advisory vote is consistent with our objective of engaging in regular dialogue with our shareholders on corporate governance and executive compensation matters. The Board believes that holding the advisory vote to approve executive officer compensation annually allows for frequent and timely feedback from shareholders.

The proxy card provides shareholders with four choices (every 1 YEAR, 2 YEARS, 3 YEARS, or ABSTAIN). Shareholders are not voting to approve or disapprove the Board’s recommendation.

The option, if any, among those choices that receives the affirmative vote of a majority of the votes cast in person or by proxy at the annual general meeting will be deemed to be the frequency preferred by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1 YEAR ON THE ADVISORY RESOLUTION TO APPROVE THE FREQUENCY OF SAY-ON-PAY VOTES.

Effect of Proposal

The Say-on-Pay frequency vote is non-binding. The outcome of this vote will not require the Board or the Nominating and Corporate Governance Committee to take any action regarding the frequency of future Say-on-Pay votes. However, the Board and Nominating and Corporate Governance Committee value the opinions of the shareholders and will take into consideration the outcome of the vote when considering the frequency of future Say-on-Pay votes.

78	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

General

The following information relates to the recommendation of the Board of Directors (the “Board”) that the shareholders of the Company approve the 2021 Medtronic plc Long Term Incentive Plan (“New Plan”). On June 25, 2021, the Board approved the New Plan, subject to the required approval of shareholders at the Annual General Meeting (such shareholder approval date, the “Effective Date”). The Board believes it is advisable to adopt the New Plan to continue to give the Company ongoing flexibility to provide additional incentives to selected employees, directors, officers and consultants, strengthen commitment, motivate the diligent performance of responsibilities and attract and retain competent and dedicated persons whose efforts should result in our long-term growth and profitability. The New Plan provides for grants of equity awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, other stock-based awards and cash-based awards.

If approved by shareholders, the New Plan would replace the Medtronic plc 2013 Stock Award and Incentive Plan (the “Prior Plan”) for all future equity grants, and the Company would no longer issue awards under the Prior Plan. Awards previously granted under the Prior Plan would be unaffected by the adoption of the New Plan, and they would remain outstanding under the terms pursuant to which they were previously granted. If shareholders do not approve the New Plan, the Prior Plan will remain in effect in its current form until it expires on December 8, 2027, following which date the Company will no longer have an equity-based compensation plan and will no longer be able to issue customary annual long-term incentive awards and other equity awards.

Dilution and Historical Share Usage

Dilution

In evaluating whether to adopt the New Plan and determining the number of shares to request for approval, the Board evaluated the dilution and existing terms of outstanding awards under the Prior Plan. As of April 30, 2021, 25,537,936 shares were reserved for issuance under the Prior Plan, which represents approximately 1.90% of our issued and outstanding shares. The Board believes that this number of shares constitutes reasonable potential equity dilution. Based on past trends and current expectations for possible future awards, the Company is recommending that 114,500,000 shares be made available for issuance under the New Plan, together with any shares that become available under the Prior Plan, which the company anticipates will be sufficient to cover equity awards for the next several years. Despite this estimate, the duration of the share reserve may be shorter or longer depending on various factors such as stock price, aggregate equity needs, equity award type mix, etc. The closing trading price of each ordinary share as of August 4, 2021 was $128.38.

As of April 30, 2021, the following equity awards were outstanding: 27,972,355 stock options and 7,296,426 restricted stock units. The shares available under the New Plan would represent an additional potential equity dilution of approximately 8.51%. The current potential equity dilution for all existing equity plans is approximately 4.52%. Including the shares under the New Plan, the potential equity dilution from all equity incentive awards outstanding and available for grant under all of our existing equity plans would result in a maximum potential equity dilution of approximately 13.03%.

Share Usage

In evaluating whether to adopt the New Plan and determining the number of shares to request for approval, the Board considered the Company’s historical gross burn rate (the number of incentive awards granted during a period in proportion to the Company’s outstanding shares), issued equity overhang (outstanding incentive awards in proportion to the Company’s outstanding shares) and total equity overhang (outstanding incentive awards and shares available for future awards in proportion to the Company’s outstanding shares). The Company’s gross burn rate for the 2021 fiscal year was 0.67 and the three-year average gross burn rate for fiscal 2019 through 2021 was 0.58%. The burn rate may increase in future years as the number of Company employees who are eligible to receive equity awards grows, and if the Company continues to have equity awards as an important component of compensation for executives and other key employees to better align their interests with the interests of shareholders The Board determined in light of these factors among others that it was appropriate to adopt the New Plan.

MEDTRONIC PLC 2021 Proxy Statement	79

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Key Features of the New Plan

The table below sets forth the number of shares currently available and outstanding under all of the Company’s equity compensation plans, including the Amended and Restated 2013 Stock Award and Incentive Plan, as of August 4, 2021.

Use of Shares Which May Be Delivered Under All Equity Compensation Plans	Number of Shares as of August 4, 2021

Total Common Shares Outstanding	1,345,459,526

Total outstanding stock options, with a weighted-average exercise price of $84.00 per share and a weighted-average remaining term of 5.70 years	29,500,000

Total outstanding restricted stock units	7,100,000

Total shares subject to outstanding awards	36,600,000

Total shares available for grant under the Amended and Restated 2013 Stock Award and Incentive Plan, prior to the share reserve increase	13,573,146

Total shares available under the Amended and Restated 2013 Stock Award and Incentive Plan after the Share Reserve Increase	128,073,146

Key Features of the New Plan

The New Plan contains features that the Board believes are consistent with the interests of shareholders and sound governance principles. These features include the following:

∎

Flexibility and Performance Ties. The variety of equity and cash awards permitted under the New Plan affords flexibility with respect to the design of long-term incentives that are responsive to evolving regulatory changes and compensation best practices and can incorporate tailored, performance-based measures.

∎

No Discount Options. Stock options (or stock appreciation rights) may not be granted or awarded with a then-established exercise price of less than the fair market value of the Company’s common stock on the date of grant or award.

∎

No Option Reloads. The New Plan prohibits the grant of stock option “reloads.” An option reload allows a participant to exercise a stock option using already owned shares to pay for the exercise price, with the plan then issuing new options back to the participant equal to the total shares surrendered to pay for the exercise price.

∎

Non-Employee Director Compensation Limit. The New Plan includes an annual limit of $750,000 on the cash and equity compensation that may be paid or awarded to a non-employee director in any calendar year with respect to his or her service as a non-employee director.

∎

No Repricings. The repricing (i.e., lowering the exercise price) of stock options and stock appreciation rights is prohibited without the approval of shareholders. This prohibition applies both to repricings that involve the lowering of the exercise price of a stock option or stock appreciation rights as well as to repricings that are accomplished by canceling an existing award and replacing it with a lower priced award (or cash).

∎

Compensation Committee Oversight. The New Plan will be administered by the Compensation Committee, which is comprised solely of non-employee, independent directors (or such other committee comprised of non-employee, independent directors as the Board may designate).

∎

No Single-Trigger Vesting on Change of Control. The New Plan generally prohibits “single trigger” vesting on a “change in control” (as defined in the New Plan), unless the change in control results in the Company’s successor not assuming the outstanding awards.

∎

Recoupment and Clawback Provisions. The New Plan provides that any recoupment or clawback provision adopted by the Company to comply with the Dodd-Frank Act or other applicable law is automatically incorporated into all awards and also explicitly permits the Board to adopt other recoupment and clawback provisions to protect the Company’s interests.

∎	No Excise Tax Gross-Up. No “golden parachute” excise tax gross-ups will be provided under the New Plan.

Terms and Provisions

The material terms and provisions of the New Plan are summarized below. This description does not purport to be complete, and is qualified in its entirety by reference to the full text of the New Plan that is attached as Appendix B to this Proxy Statement.

80	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

Summary of the New Plan

Summary

The following is a summary of the material terms of the New Plan, assuming the it is approved by our shareholders.

The New Plan provides that the Company and its subsidiaries may grant equity-based awards based on or consisting of ordinary shares of our common stock, par value $0.0001 per share of the Company (“Shares”). The New Plan provides for the issuance of options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, other share-based awards, and cash-based awards granted under the New Plan to selected directors, officers, employees and consultants.

Purpose

The purpose of the New Plan is to increase shareholder value and provide a means to advance the interests of the Company and its subsidiaries by providing a variety of economic incentives designed strengthen commitment, motivate the diligent performance of responsibilities and attract and retain competent and dedicated employees, directors, officers and consultants whose efforts should result in the Company’s long-term growth and profitability.

Shares Reserved

The maximum number of Shares that may be issued pursuant to awards granted under the New Plan is 114,500,000, plus any Shares which are available for grant as of the Effective Date under the Prior Plan, plus any shares relating to the New Plan or the Prior Plan, the Company’s Amended and Restated 1994 Stock Award Plan, the Medtronic, Inc. 1998 Outside Director Stock Compensation Plan, the Medtronic, Inc. Executive Incentive Plan, the Medtronic, Inc. — Kyphon Inc. 2002 Stock Plan, the Medtronic, Inc. 2003 Long-Term Incentive Plan or the Medtronic, Inc. 2008 Stock Award and Incentive Plan (collectively, the “Predecessor Plans”) that again become available for grants following the Effective Date (the “Absolute Share Limit”). The maximum number of shares that may be issued pursuant to incentive stock options granted following the effective date under the plan is 114,500,000 (the “ISO Limit”) and the maximum number of Shares granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year in respect of such non-employee director’s service on the Board of Directors, will not exceed $750,000 in total value. For purposes of the Absolute Share Limit and ISO Limit, we will count each share issued pursuant to a stock option, stock appreciation right or performance cash award as one share, but each share issued pursuant to any other award as three shares (the “Share-Counting Ratio”).

No individual participant may be granted (1) stock options and stock appreciation rights under the New Plan relating to more than 2,000,000 shares during any fiscal year and (2) awards other than stock options and stock appreciation rights under the New Plan relating to more than 2,000,000 shares during any fiscal year. For purposes of the individual limits we will count each share issued pursuant to awards under the New Plan as one share.

The committee will adjust these maximums, the number and kind of shares that may be issued in respect of awards granted under the New Plan and the exercise price of awards in certain specified circumstances such as stock splits, mergers, and other transactions. The committee may in its sole discretion adjust performance goals due to the occurrence of certain circumstances, unusual or recurring events or other infrequently occurring items as approved by the committee.

To the extent that any award under the New Plan or the Predecessor Plans is forfeited, or any option and related tandem stock appreciation right or any free-standing stock appreciation right granted under the New Plan or the Predecessor Plans terminates, expires, or lapses without being exercised, or any award is settled for cash, the shares subject to such awards not delivered as a result thereof will thereupon become available for awards under the New Plan, subject to the Share-Counting Ratio. In addition, if we grant awards in assumption or in substitution for an award of a company or business we acquire, shares issued in connection with the assumed or substituted awards will not count towards the share limits. In the event that any Shares are withheld by the Company or previously acquired shares are tendered by a participant to satisfy any tax withholding obligation with respect to an award other than a stock option or a stock appreciation right, then the shares so tendered or withheld will automatically again become available for issuance under the New Plan and correspondingly increase the total number of shares available under the overall New Plan limit for issuance in accordance with the Share-Counting Ratio. However, the following shares will not again become available for issuance under the New Plan: (a) any shares which would have been issued upon any exercise of a stock option but for the fact that the exercise price was paid by a “net exercise” as defined in the New Plan or any previously acquired shares tendered by a participant in payment of the exercise price of a stock option; (b) any shares withheld by the Company or previously acquired shares tendered by a participant to satisfy any tax withholding obligation with respect to a stock option or a stock appreciation right (but not other awards); (c) shares

MEDTRONIC PLC 2021 Proxy Statement	81

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

covered by a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon its exercise; (d) shares that are repurchased by the Company using stock option exercise proceeds; and (e) if Shares are withheld at a rate that is higher than the minimum statutory tax rate, only the number of Shares withheld at the minimum statutory tax rate will again become available for issuance under the New Plan.

Eligibility and Participation

The committee may select any or all of the following classes of persons to be granted awards under the plan: (i) members of our Board or of the board of any of our subsidiaries; (ii) officers of, employees of, and consultants to the Company and/or any of our subsidiaries; and (iii) individuals who have accepted offers of employment or consultancy from the Company, and/or from any of our subsidiaries; provided, however, that no grant will be effective prior to the date on which such individual’s employment or consultancy commences. Following consultation with the committee’s compensation consultant and the chief executive officer (with respect to awards not granted to him), the committee’s selection of eligible participants in the New Plan is generally based upon the committee’s evaluation of, among other considerations, retention, reward and incentive needs to best encourage optimal outcomes for Company performance.

As of April 30, 2021, there were approximately 96,743 employees, 11 non-employee directors and 0 consultants who would potentially be eligible to receive awards under the New Plan.

Plan Administration

The New Plan is administered by a committee selected by our Board and composed of two or more directors. Each committee member is a non-employee director as defined under federal securities law. Unless otherwise determined by the Board, our Compensation Committee will be the Committee designated to administer the New Plan.

The committee will have authority to administer and interpret the New Plan, including the power to:

∎	Determine eligibility for participation;

∎	Establish performance goals for each participant;

∎	Determine the types of awards to be granted to participants; and

∎	Interpret the terms and provisions of the plan and any award.

Any determination made by the committee under the New Plan will be made in the sole discretion of the committee, and such determinations will be final and binding on all persons.

The committee may delegate any of its powers and responsibilities in respect of the New Plan, and our full Board may exercise any of the committee’s powers and responsibilities. However, the committee may not delegate any of its powers or responsibilities, and the full Board may not exercise any of those powers or responsibilities, to the extent that those actions would cause an executive officer to fail to be exempt from short-swing profit recovery under Section 16(b) of the Exchange Act.

Types of Awards

As described in the “Compensation Discussion and Analysis” section beginning on page 30, our current equity compensation awards have generally been composed of stock options and restricted stock units. The New Plan also permits the plan administrator to grant other equity awards as described below.

Stock Options

The New Plan enables the committee to grant options to participants, which represent a contractual right to purchase our Shares at specified exercise prices. Options may be granted as “incentive stock options,” which are intended to qualify for favorable tax treatment under federal tax law, or “nonqualified stock options,” which are not intended to receive such favorable treatment. The New Plan prohibits the granting of Options with a “reload” feature.

Under the New Plan, the committee determines the number of options to be granted to each participant. Unless otherwise determined by the committee, each option grant will be evidenced by a stock option agreement that specifies the option exercise price, whether the options are intended to be “incentive stock options” or “nonqualified stock options,” the duration of the options, the number of shares underlying the options, and any additional terms determined by the committee.

82	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

Generally, options will be subject to vesting during a period of at least one year following the date of grant. However, this vesting limitation will not apply: (a) to awards made in payment of earned performance-based awards and other earned cash-based incentive compensation; (b) upon a termination of employment due to death, disability or retirement; (c) upon a change of control; (d) to a substitute award that does not reduce the vesting period of the award being replaced; or (e) to awards involving an aggregate number of shares not in excess of five percent of the shares available for grant as options or free-standing stock appreciation rights.

The New Plan provides that the committee may determine the exercise prices of options, but (except in limited circumstances involving awards assumed in certain corporate transactions) the exercise price of any option cannot be less than the fair market value of a Share on the date of grant; provided that incentive stock options granted to a ten-percent shareholder in the Company will have an exercise price no less than 110% of the fair market value of a Share on the date of grant. All options we grant under the plan will expire no later than ten years from the date we grant them.

The methods of exercising an option under the plan are set forth in the New Plan itself. Stock options issued under the New Plan are nontransferable except by will or the laws of descent, except for “nonqualified options,” which will be transferable on terms set by the committee. The granting of an option under the New Plan does not give the participant the rights of a shareholder; the participant gains those rights only after the option is exercised and the shares underlying the option are registered.

The committee may not, without prior shareholder approval, seek to “reprice” any previously granted “underwater” options or stock appreciation rights (options or stock appreciation rights whose exercise price is greater than the fair market value of our Shares) by (i) amending or modifying the terms of the option or stock appreciation right to lower the exercise price; (ii) canceling the underwater option or stock appreciation right and granting either replacement options or stock appreciation rights having a lower exercise price (or other awards or cash in exchange); or (iii) repurchasing the underwater options or stock appreciation rights.

Stock Appreciation Rights

The New Plan also enables the committee to grant awards of stock appreciation rights to participants. A stock appreciation right entitles the participant to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a Share over the exercise price of the stock appreciation right.

The plan provides that the committee may determine the exercise price of any stock appreciation right, but (except in limited circumstances involving awards assumed in certain corporate transactions) the exercise price cannot be less than the fair market value of a Share on the date the stock appreciation right is granted. Stock appreciation rights we issue under the New Plan will, unless otherwise determined by the committee, be evidenced by an award agreement, which will specify the exercise price, the number of shares underlying the rights, and other limitations, terms, and conditions determined by the committee. Under the plan, we will be able to grant “tandem SARs,” which are stock appreciation rights granted in conjunction with an option, and “free-standing SARs,” which are stock appreciation rights not granted in conjunction with an option.

A “tandem SAR” may be granted on the same date as the related option, will be exercisable only at the time the related option is exercisable, and will have the same exercise price as the related option. When the related option is exercised or forfeited, the “tandem SAR” will terminate or be forfeited; and when the “tandem SAR” is exercised or forfeited, the related option will similarly terminate or be forfeited.

Generally, stock appreciation rights will be subject to vesting during a period of at least one year following the date of grant. However, this vesting limitation will not apply: (a) to awards made in payment of earned performance-based awards and other earned cash-based incentive compensation; (b) upon a termination of employment due to death, disability or retirement; (c) upon a change of control; (d) to a substitute award that does not reduce the vesting period of the award being replaced; or (e) to awards involving an aggregate number of shares not in excess of five percent of the shares available for grant as options or free-standing stock appreciation rights.

The methods of exercising a stock appreciation right granted under the New Plan are set forth in the plan itself. Stock appreciation rights issued under the New Plan will not be transferable except by will or the laws of descent, except for “free-standing SARs,” which will be transferable on terms set by the committee.

Restricted Stock

The New Plan also enables the committee to grant awards of restricted stock to participants. Restricted stock awards are actual Shares issued to a participant, subject to conditions on grant, transferability, or vesting based on continued service of the participant, the satisfaction of performance goals, or both. We refer to awards of restricted stock subject to conditions on grant, transferability, or vesting based on the satisfaction of performance goals as “performance-based restricted stock.”

Generally, any award of restricted stock will be subject to vesting during a period of at least three years following the date of grant, although a vesting period of at least one year is permissible for performance-based restricted stock. An award of restricted stock may, however, vest in part on a pro rata basis before the expiration of any vesting period. In addition, these vesting limitations will not apply:

MEDTRONIC PLC 2021 Proxy Statement	83

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

(a) to awards made in payment of earned performance-based awards and other earned cash-based incentive compensation; (b) upon a termination of employment due to death, disability or retirement; (c) upon a change of control; (d) to a substitute award that does not reduce the vesting period of the award being replaced; or (e) to awards involving an aggregate number of shares not in excess of five percent of the shares available for grant as awards other than options, stock appreciation rights and performance cash awards.

Except for restrictions imposed by the committee, a recipient of a grant of restricted stock has the rights of a shareholder with respect to the restricted stock, including the right to vote the stock and to receive all dividends and other distributions paid with respect to the restricted stock; provided, however, that, notwithstanding anything to the contrary in an Award Agreement, in no event will a dividend or other distribution or dividend equivalent be paid on restricted stock until the award has vested. Subject to the applicable award agreement, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber shares of restricted stock during the restriction period set by the committee.

Restricted Stock Units

The New Plan also enables the committee to grant restricted stock units, which are awards representing a specified number of hypothetical Shares. The plan enables the committee to issue restricted stock units subject to conditions on grant or vesting based on continued service of the participant, conditions based on the satisfaction of performance goals, or both. We refer to awards of restricted stock units subject to conditions on grant or vesting based on the satisfaction of performance goals as “performance units.”

Generally, any award of restricted stock units will be subject to vesting during a period of at least three years following the date of grant, although a vesting period of at least one year is permissible for performance units. An award of restricted stock units may, however, vest in part on a pro rata basis before the expiration of any vesting period. In addition, these vesting limitations will not apply: (a) to awards made in payment of earned performance-based awards and other earned cash-based incentive compensation; (b) upon a termination of employment due to death, disability or retirement; (c) upon a change of control; (d) to a substitute award that does not reduce the vesting period of the award being replaced; or (e) to awards involving an aggregate number of shares not in excess of five percent of the shares available for grant as awards other than options, stock appreciation rights and performance cash awards.

Because restricted stock units are not actual, issued Shares, recipients do not have the rights of a shareholder, but an award of restricted stock units may call for the payment of dividend equivalents; provided, however, that, notwithstanding anything to the contrary in an award agreement, in no event will a dividend equivalent be paid on a restricted stock unit or performance unit until the award has vested. (See “Other Stock-Based Awards” below). Restricted stock units may not be sold, transferred, pledged, or otherwise encumbered before the units have vested. Restricted stock units that vest will be settled in cash or in Shares or a combination thereof, as determined by the committee. Settlement will occur either at the time of vesting or on a deferred basis, as determined by the committee or, if the committee permits, by election of the recipient.

Other Stock-Based Awards

The New Plan also enables the committee to grant other stock-based awards. Other stock-based awards are awards that are valued by reference to our shares, including unrestricted stock, dividend equivalents and convertible debentures. Awards of unrestricted stock may only be granted in lieu of compensation that would otherwise be due and payable to the participant.

Generally, any other stock-based award that is not an option, stock appreciation right, or grant of unrestricted stock will be subject to vesting during a period of at least three years following the date of grant, although a vesting period of at least one year is permissible if vesting of the award is conditioned on performance goals. Subject to the preceding rules, such an award may, however, vest in part on a pro rata basis before the expiration of any vesting period. In addition, these vesting limitations will not apply: (a) to awards made in payment of earned performance-based awards and other earned cash-based incentive compensation; (b) upon a termination of employment due to death, disability or retirement; (c) upon a change of control; (d) to a substitute award that does not reduce the vesting period of the award being replaced; or (e) to awards involving an aggregate number of shares not in excess of five percent of the shares available for grant as awards other than options, stock appreciation rights and performance cash awards. Notwithstanding anything to the contrary in an award agreement, in no event will a dividend or other distribution or dividend equivalent be paid on any other stock-based award until the award has vested.

Performance-Based Awards

As noted above, the New Plan authorizes the committee to grant performance cash awards, performance-based restricted stock, and performance share units. We refer to these kinds of awards collectively as “performance-based awards.”

The committee may also make performance goals applicable to an award recipient with respect to any award granted in its discretion, including, but not limited to, one or more of the performance criteria listed below.

84	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

The committee has the sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply.

The performance criteria that will be used to establish the performance goal(s) may be based on the attainment of specific levels of performance of Company (and/or one or more members of the company group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and may include, but are not limited to, any of the following, which may be determined in accordance with GAAP or on a non-GAAP basis: sales, net sales, revenue, revenue growth or product revenue growth, operating income (before or after taxes), earnings before interest, taxes, depreciation, and amortization, operating cash flow, return on invested capital, return on capital employed, pre- or after-tax income (before or after allocation or corporate overhead and bonus), net earnings, earnings per share, diluted earnings per share, consolidated earnings before or after taxes (including earnings before some or all of the following: interest, taxes, depreciation and amortization), net income, gross profit, gross margin, year-end cash, debt reductions, book value per share, return on equity, expense management, return on investment, improvements in capital structure, profitability of an identifiable business unit or product, maintenance or improvements of profit margins, stock price, market share, costs, cash flow, working capital, return on assets or net assets, asset turnover, inventory turnover, economic value added (economic profit) or equivalent metrics, comparison with various stock market indices, appreciation in and/or maintenance of share price, reductions in costs, regulatory achievements, implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting or maintaining personnel, and total shareholder return; each as measured with respect to the Company or one or more Subsidiaries, divisions, business units, or business segments of the Company, either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies.

The committee may, in its sole discretion, provide that one or more objectively determinable adjustments will be made to one or more of the performance goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principles; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal or sale of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or infrequently occurring corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

Equitable Adjustments

In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, separation, spinoff, disaffiliation, extraordinary dividend of cash or other property, or similar event affecting the Company or any of its subsidiaries (a “Corporate Transaction”), the committee, or the Board will make substitutions or adjustments that it deems appropriate and equitable to (i) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the New Plan, (ii) the various maximum share limitations set forth in the New Plan, (iii) the number and kind of shares or other securities subject to outstanding awards, and (iv) the exercise price of outstanding awards. Any fractional shares resulting from such adjustment will be eliminated and any adjustments determined by the committee will be final, binding and conclusive.

In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, recapitalization, or similar event affecting the capital structure of the Company, the committee or the Board will make substitutions or adjustments that it deems appropriate and equitable to (i) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the New Plan, (ii) the various share maximum limitations set forth in the New Plan, (iii) the number and kind of shares or other securities subject to outstanding awards, and (iv) the exercise price of outstanding awards, provided that in no event will the per share exercise price of an option or the subscription price payable per share of an award be reduced to an amount that is lower than the nominal value of a share. Any fractional shares resulting from such adjustment will be eliminated and any adjustments determined by the committee will be final, binding and conclusive.

In the case of Corporate Transactions, such adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value (if any) of such awards, as determined by the committee or the Board in its sole discretion (it being understood that, in the case of a Corporate Transaction with respect to which holders of Shares receive consideration other than publicly traded equity securities of the surviving corporation, any such determination by the committee that the value of an option or stock appreciation right will be deemed to equal the excess, if any, of

MEDTRONIC PLC 2021 Proxy Statement	85

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

the value of the consideration being paid for each share pursuant to such Corporate Transaction over the exercise price of such option or stock appreciation right will conclusively be deemed valid), (ii) the substitution of other property (including, without limitation, cash or our other securities and securities of other entities) for the shares subject to outstanding awards, and (iii) in connection with a disaffiliation, arranging for the assumption of awards, or replacement of awards with new awards based on other property or other securities (including, without limitation, our other securities and securities of other entities), by the affected subsidiary, or division of the Company or by the entity that controls such subsidiary, or division of the Company following such Corporate Transaction (as well as any corresponding adjustments to awards that remain based upon our securities). If the committee determines that, as of the date of the Corporate Transaction, the award has no value, then we may terminate such award without payment.

Change of Control

Unless otherwise provided in an award agreement, upon a change of control (as defined in the plan), each award granted under the New Plan will immediately vest in full and become exercisable and transferable unless the award is replaced by a qualifying replacement award that satisfies certain conditions set forth in the plan. (We refer to awards that replace awards under the plan following a change of control as “replacement awards,” and those being replaced as “replaced awards.”) In the case of performance awards, awards that are not replaced will be deemed to be earned and payable, adjusted pro rata for the amount of the performance period that has elapsed as of the date of the change of control, based on the greater of the applicable target level or the level of achievement of the applicable performance goals through the date of the change of control.

Replacement awards must (i) be of the same type as the replaced award, (ii) have a value at least equal to that of the replaced award, (iii) if the underlying replaced awards were equity-based awards, relate to publicly traded securities, and (iv) have terms and conditions no less favorable to the participant than the replaced award. Also, replacement awards must become fully vested and, if applicable, exercisable and free of restrictions upon the termination of a participant’s employment by the Company without cause or by the participant for good reason (as each is defined in the New Plan) during the two years following the date of the change of control. Any options or stock appreciation rights held by the participant as of the change of control, or granted pursuant to a replacement award, will remain exercisable following such a termination until the earlier of (1) the third anniversary of the change of control or (2) the expiration of the term of the option or stock appreciation right.

Withholding Taxes

Each participant will, no later than the date an amount first becomes includible in the gross income for federal, state, local, or foreign income or employment or other tax purposes with respect to any award under the New Plan, pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with shares, including shares that are part of the award that gives rise to the withholding requirement, in an amount not to exceed the maximum statutory tax rates in the applicable jurisdiction and that will not cause the Company adverse accounting consequences, all in accordance with such procedures as the committee establishes and to the extent permissible under applicable law and applicable withholding rules. The obligations of the Company under the New Plan will be conditioned on such payment or arrangements, and the Company and its subsidiaries will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

Term, Amendment and Termination of the Plan

The New Plan is effective as of December 9, 2021, subject to and contingent upon approval by at least a majority of the votes cast on the issue by our shareholders in response to this proposal. The plan has a term of ten years. The Board, or the committee, may amend, alter, or discontinue the plan, but no amendment, alteration, or discontinuation may be made that would materially impair the rights of a participant with respect to a previously granted award without the participant’s consent, except such an amendment made to comply with applicable law, including, without limitation, Section 409A of the Code, Section 422 of the Code, stock exchange rules or accounting rules. In addition, no amendment may be made without the approval of our shareholders to the extent that such approval is required by applicable law or by the listing standards of the applicable exchange.

The committee may unilaterally amend the terms of any outstanding award. Subject to the foregoing sentence, the amendment authority of the committee includes, without limitation, the authority to modify the number of shares or other terms and conditions of an award; extend the term of an award; accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an award; accept the surrender of any outstanding award; and, to the extent not previously exercised or vested, authorize the grant of new awards in substitution for surrendered awards; provided, however that (a) the amended or modified terms are permitted by the New Plan as then in effect; (b) any participant adversely affected by such amended or modified terms has consented to such amendment or modification unless such amendment is necessary to comply with applicable law; and (c) the authority to accelerate the exercisability or vesting or

86	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

otherwise terminate restrictions relating to an award may be exercised only in connection with a participant’s death, disability or retirement, in connection with a change of control, or to the extent such actions involve an aggregate number of shares not in excess of five percent of the number of shares available for awards.

Unfunded and Unqualified Plan

The New Plan is intended to be an unfunded plan and is not qualified under Section 401 of the Code. In addition, the New Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Governing Law

The Plan is construed and enforced in accordance with the laws of the State of Minnesota without regard to the application of the principles of conflicts or choice of laws.

New Plan Benefits

Future Awards under the New Plan will be made by the plan administrator in its discretion and depend on a number of factors. Therefore, other than with respect to annual restricted stock unit grants to our non-employee directors, it is not currently possible to determine the benefits or amounts that may be received by such persons or groups pursuant to the New Plan in the future. Grants made under the Prior Plan in our fiscal year 2021 to our named executive officers are shown in the 2021 Grants of Plan-Based Awards table in the “Compensation Discussion and Analysis” section on page 30. Restricted stock unit grants to be issued under the New Plan to our non-employee directors in May 2022 in accordance with our director compensation program are shown in the table below.

Name and Position	Dollar Value(1)

NEO [Position]	N/A

NEO [Position]	N/A

NEO [Position]	N/A

NEO [Position]	N/A

NEO [Position]	N/A

Executive Officers as a Group	N/A

Non-Executive Directors as a Group	$1,575,000

Non-Executive Directors and Executive Officers as a Group	N/A

(1)

The amount disclosed is equal to the total dollar value of all annual restricted stock unit grants to be issued to our non-employee directors at the beginning of each fiscal year. Share figures will be determined by dividing the dollar value by the fair market value of a Medtronic ordinary share on the date of grant.

Certain Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards we may make under the New Plan. The discussion is general in nature; we have not taken into account a number of considerations which may apply in light of the circumstances of a particular participant. The income tax consequences under applicable state and local tax laws may not be the same as under U.S. federal income tax laws.

Non-Qualified Stock Options

The participant will not recognize taxable income at the time of a grant of a non-qualified stock option, and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding) upon exercise of a nonqualified stock option; the recognized compensation will be equal to the excess of the fair market value of the shares purchased over their exercise price.

MEDTRONIC PLC 2021 Proxy Statement	87

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

Incentive Stock Options

The participant will not recognize taxable income at the time of a grant of an incentive stock option. The participant will also not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option.

If the shares acquired by exercise of an incentive stock option are held for the longer of (i) two years from the date the option was granted and (ii) one year from the date the shares were purchased, any gain or loss arising from disposition of those shares, based on the excess of the amount realized upon the disposition over the original exercise price, will be taxed as a long term capital gain or loss, and we will not be entitled to any deduction. If, however, the shares acquired are not held for the periods described above, then in the year of disposition the recipient will recognize compensation taxable as ordinary income, equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the excess of the fair market value of such shares on the date of exercise over the exercise price. The excess of any amount realized in the disposition over the fair market value of the stock on the exercise date will be treated as a capital gain.

Stock Appreciation Rights

The recipient will not recognize taxable income at the time of a grant of a stock appreciation right, and we will not be entitled to a tax deduction at that time. Upon exercise, however, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) equal to the fair market value of any shares delivered and the amount of cash paid by us in settlement of the rights.

Restricted Stock

The recipient of restricted stock will not recognize taxable income at the time of a grant of shares of restricted stock, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at that time. If that election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant, equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares.

In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made, and prior to the time the restrictions lapse, will recognize compensation taxable as ordinary income (and subject to income tax withholding) rather than dividend income.

Restricted Stock Units

The recipient will not recognize taxable income at the time of a grant of a restricted stock unit, and we will not be entitled to a tax deduction at that time. The recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding), however, at the time of the settlement of the award (typically upon the passage of time or attainment of performance goals), equal to the fair market value of any shares delivered and the amount of cash paid by us.

Unrestricted Stock

The recipient of unrestricted stock, and of restricted stock subject only to restrictions on transferability, will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant, equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares.

Tax Effects for the Company

The Company generally will receive a tax deduction for any ordinary income recognized by a person with respect to an award under the New Plan (for example, upon the exercise of a non-qualified stock option). In the case of incentive stock options that meet the holding period requirements described above, the person will not recognize ordinary income; therefore, the Company will not receive a deduction. The Company’s deduction may also be limited by Section 280G or Section 162(m) of the Code. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per covered employee.

The foregoing general tax discussion is intended for the information of our shareholders considering how to vote with respect to this proposal, and not as tax guidance to participants in the New Plan. We strongly urge participants to consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of participating in the New Plan.

88	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 5 – TO APPROVE THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Summary of the New Plan

Equity Compensation Plan Information

The following table summarizes the securities authorized for issuance under the Prior Plan as of April 30, 2021:

	(a)(3)	(b)	(c)(4)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders(1)(2)	34,339,708	$67.62	34,775,863

Equity compensation plans not approved by security holders(2)	—	—	—

(1)

Awards under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan may consist of stock options, stock appreciation rights, restricted stock, performance-based restricted stock, restricted stock units, other stock-based awards, and performance cash awards. No more than 5% of the shares will be granted pursuant to restricted stock awards if such award will vest in full prior to three years from the award date or if a condition to such vesting is based, in whole or in part, upon performance of the shares or any aspect of Medtronic’s operations and such vesting could occur over a period of less than one year from the award date.

(2)

Amounts disclosed do not include stock options, stock appreciation rights, restricted stock, performance-based restricted stock, restricted stock units, or other stock-based awards to acquire 930,809 Medtronic shares relating to former Covidien awards assumed in the acquisitions with a weighted average exercise price of $41.19.

(3)

Column (a) includes 27,041,546 shares issuable upon exercise of outstanding options, with a weighted average exercise price of $85.86, and the following equity awards, which increase the number of shares in column (a) and decrease the number of shares in column (c): 6,781,315 restricted stock units and their dividend-equivalent units in approved plans, 77,527 shares issuable pursuant to a non-qualified employee stock ownership plan in approved plans, and 439,320 vested units or exercised shares deferred and not yet issued in approved plans.

(4)

Column (c) includes 9,237,927 shares available for issuance as of April 30, 2021 under the Medtronic plc Amended and Restated Employees Stock Purchase Plan and 25,537,936 shares available for issuance as of April 30, 2021 under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan.

Approval of the 2021 Medtronic plc Long Term Incentive Plan is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting in order to be approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

MEDTRONIC PLC 2021 Proxy Statement	89

PROPOSAL 6 – RENEWAL OF THE BOARD’S AUTHORITY TO ISSUE SHARES UNDER IRISH LAW

Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. The Company’s current authorization, approved by shareholders at our 2020 Annual General Meeting, is to issue up to 33% of the aggregate nominal value of the issued share capital of the Company as of August 3, 2020, which authority will expire on June 11, 2022, unless previously renewed, varied or revoked. We are presenting this proposal to renew the Board’s existing authority to issue authorized but unissued shares on the terms set forth below, which are in line with customary practice in Ireland. If this proposal is not approved, the Company will have a limited ability to issue new shares after June 11, 2022.

It is customary practice in Ireland to seek shareholder authority to issue an aggregate number of shares up to 33% of the company’s issued share capital and for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with that customary practice in Ireland, we are seeking approval to issue up to a maximum of 33% of our issued share capital as of August 4, 2021 (the latest practicable date before this proxy statement), for a period expiring on the date which is 18 months from our 2021 Annual General Meeting, unless otherwise varied, revoked or renewed. The Board expects to propose a renewal of this authorization on a regular basis at our annual general meetings in future years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Articles of Association pursuant to the terms set forth below. In addition, because we are a New York Stock Exchange (NYSE)—listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of NYSE and the SEC, including those rules that limit our ability to issue shares in specified circumstances without obtaining shareholder approval. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on NYSE. Accordingly, approval of this resolution would merely place us on equal footing with other NYSE-listed companies.

A majority of the votes cast at the Annual General Meeting will be required to renew the authorization of the Board to issue shares.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 6 (WHICH IS PROPOSED AS AN ORDINARY RESOLUTION) IS AS FOLLOWS:

“RESOLVED, that the directors be and they are, with effect from the passing of this resolution, hereby generally and unconditionally authorized pursuant to section 1021 of the Companies Act 2014 to exercise all the powers of the Company to allot and issue relevant securities (within the meaning of the said section 1021 of the Companies Act 2014) up to an aggregate nominal amount of $44,400.16 (being equivalent to approximately 33% of the aggregate nominal value of the issued share capital of the Company as of August 4, 2021 (the latest practicable date before the proxy statement for this Annual General Meeting)). The authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked by the Company; provided that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred by this resolution had not expired.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RENEWAL OF ITS AUTHORITY TO ISSUE SHARES UNDER IRISH LAW.

90	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 7 – RENEWAL OF THE BOARD’S AUTHORITY TO OPT OUT OF STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the pre-emption right). At the 2020 Annual General Meeting, our shareholders granted the Board authority to opt out of pre-emption rights with such authority to expire on June 11, 2022, unless previously renewed, varied or revoked. We are therefore proposing to renew the Board’s authority to opt-out of the pre-emption right on the terms set forth below.

It is customary practice in Ireland to seek shareholder authority to opt out of the pre-emption rights provision in the event of the issuance of shares for cash if the issuance is limited to up to 10% of a company’s issued share capital and provided that the authority granted in respect of 5% of such issued share capital is used only for the purposes of an acquisition or a specified capital investment. It is also customary practice for such authority to be limited to a period of 12 to 18 months.

Therefore, in accordance with customary practice in Ireland, we are seeking this authority, pursuant to a special resolution, to authorize the directors to issue shares for cash without applying statutory pre-emption rights, up to a maximum of approximately 10% of the Company’s issued share capital as of August 4, 2021 (the latest practicable date before this proxy statement), provided that the authority granted in respect of 5% of such issued share capital is used for the purposes of an acquisition or a specified capital investment. The proposed authority is for a period expiring on the date which is 18 months from our 2021 Annual General Meeting, unless otherwise varied, renewed or revoked. The Board expects to propose a renewal of this authorization on a regular basis at our annual general meetings in future years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. Similar to the authorization sought for Proposal 6, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash after June 11, 2022, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders, which could cause delays in the completion of acquisitions and the raising of capital for our business. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on NYSE. Accordingly, approval of this resolution would merely place us on equal footing with other NYSE-listed companies.

75% of the votes cast at the Annual General Meeting will be required to renew the authorization of the Board to opt out of statutory pre-emption rights. In addition, this proposal is conditioned upon the approval of Proposal 6, as required by Irish law.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 7 (WHICH IS PROPOSED AS A SPECIAL RESOLUTION, AS REQUIRED UNDER IRISH LAW) IS AS FOLLOWS:

“RESOLVED, that, subject to and conditional on the passing of the resolution in respect of Proposal No. 6 as set out in the proxy statement for this Annual General Meeting and with effect from the passing of this resolution, the directors be and they are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (within the meaning of section 1023 of the Companies Act 2014) for cash, pursuant to the authority conferred by Proposal No. 6 as if section 1022(1) of that Act did not apply to any such allotment, provided that this power shall be limited to:

(a) the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

(b) the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $13,454.60 (being equivalent to approximately 10% of the aggregate nominal value of the issued share capital of the Company as of August 4, 2021 (the latest practicable date before the proxy statement for this Annual General Meeting)) provided that, with respect to 67,272,976 of such shares (being equivalent to approximately 5% of the issued share capital as of August 4, 2021), such allotment is to be used for the purposes of an acquisition or a specified capital investment;

and, in each case, the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would

MEDTRONIC PLC 2021 Proxy Statement	91

PROPOSAL 7 – RENEWAL OF THE BOARD’S AUTHORITY TO OPT OUT OF STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW

or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RENEWAL OF BOARD’S AUTHORITY TO OPT OUT OF STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW.

92	MEDTRONIC PLC 2021 Proxy Statement

PROPOSAL 8 – AUTHORIZATION OF THE COMPANY AND ANY SUBSIDIARY OF THE COMPANY TO MAKE OVERSEAS MARKET PURCHASES OF MEDTRONIC ORDINARY SHARES

We have historically used open-market share purchases as a means of returning cash to shareholders and managing the size of our base of outstanding shares. These are longstanding objectives that the Board believes are important to continue.

Pursuant to Article 12 of our Articles of Association, the Board is authorized to effect a repurchase of ordinary shares by way of redemption, and to date all share repurchases have been effected in this manner. However, in order to maintain the flexibility to effect share repurchases by the Company, or any subsidiary of the Company, as “overseas market purchases” for the purposes of the Irish Companies Act 2014, the Board is required under Irish law to obtain shareholder approval. Whether or not this proposed resolution is passed, the Company will retain its ability to effect repurchases as redemptions pursuant to its Articles of Association, although subsidiaries will not be able to make open-market purchases of ordinary shares. Passage of this proposal would give the Company flexibility under Irish law to permit subsidiaries to make the purchases.

In this proposal, shareholders are being asked to authorize for a period of 18 months, the Company, or any of its subsidiaries, to make open market purchases of up to 134,545,952 Medtronic ordinary shares, which represents 10% of the Company’s issued and outstanding shares as of August 4, 2021, as and when directed by any plan or program approved by the Board of Directors.

In connection with the parameters established with the Board regarding our proposed share repurchase program, these purchases would be made only at price levels that the directors would consider to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position. In addition, the price that may be paid for these shares shall not be less than 70% or more than 120% of the then closing market price of those shares on the New York Stock Exchange the day preceding the day on which the relevant shares are purchased.

As required under Irish law, the resolution in respect of this proposal is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 8 (WHICH IS PROPOSED AS AN ORDINARY RESOLUTION, AS REQUIRED UNDER IRISH LAW) IS AS FOLLOWS:

“RESOLVED, that the Company and any subsidiary of the Company are hereby generally authorized to make overseas market purchases of the Company’s ordinary shares, par value US$0.0001 each (“shares”), on such terms and conditions and in such manner as the Board of Directors of the Company may determine from time to time but subject to the following provisions:

(a) The maximum number of shares authorized to be acquired by the Company and any subsidiaries of the Company pursuant to this resolution shall not exceed 134,545,952 shares.

(b) The maximum price to be paid for any share shall not be more than 120% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(c) The minimum price to be paid for any share shall not be less than 70% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(d) This general authority will be effective from the date of passing of this resolution.

(e) This general authority is to expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO AUTHORIZE THE COMPANY AND ANY SUBSIDIARY OF THE COMPANY TO MAKE OVERSEAS MARKET PURCHASES OF MEDTRONIC ORDINARY SHARES.

MEDTRONIC PLC 2021 Proxy Statement	93

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

Medtronic plc

Registered Address—

20 On Hatch, Lower Hatch Street

Dublin 2, D02 XH02

Ireland

This proxy statement, the proxy form, Medtronic’s annual report for the year ended April 30, 2021, and our Irish Statutory Financial Statements for the year ended April 30, 2021, will be made available or sent to shareholders commencing on or about October 28, 2021.

Voting by Proxy

Shareholders of the Company who are entitled to attend and vote at the Annual General Meeting are entitled, by voting over the internet, by voting over the telephone, or by using the form provided (or the form in section 184 of the Irish Companies Act 2014), to appoint a proxy or proxies to attend and vote at the Annual General Meeting on their behalf. A proxy is not required to be a shareholder of the Company.

Appointments of proxies can be made as detailed in the section entitled Proxy Summary. In particular, if you are a shareholder of record of Medtronic and you choose to submit your proxy by telephone, your use of that telephone system, and specifically the entry of your pin number or other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014, of each of Bradley E. Lerman and Martha Ha as your proxy to vote your shares on your behalf in accordance with your telephone instructions.

How Proxies will be Voted

The individuals named above have advised the Board of their intention to vote at the meeting in accordance with instructions on all proxy forms submitted by shareholders and, where no contrary instruction is indicated on the proxy form, as follows: for the election by separate resolution of the individuals nominated to serve as directors; for the ratification, in a non-binding vote, of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2022 and authorizing, in a binding vote, the Board of Directors, through the Audit Committee, to set the auditor’s remuneration; for approval on an advisory basis of the Company’s executive compensation; for an annual (one year) Say-on-Pay frequency vote, for approval of the Medtronic plc 2021 Stock Award and Incentive Plan, for renewal of the Board’s authority to issue shares under Irish law; for renewal of the Board’s authority to opt out of statutory pre-emption rights under Irish law; and for the authorization of overseas market purchases of Medtronic ordinary shares. The Board of Directors knows of no other matter to be presented at the Annual General Meeting. If any other business properly comes before the Annual General Meeting or any adjournment or postponement thereof, the proxies will vote on that business in accordance with their best judgment.

You may revoke a proxy by submitting a later-dated proxy, by notifying Medtronic by email, letter sent to Medtronic’s registered office, or other verifiable communication before the meeting or by revoking it at the meeting. Attendance at the meeting will not, by itself, revoke a proxy. All properly executed or transmitted proxies not revoked will be voted at the meeting.

Voting at the Meeting

Each Medtronic shareholder of record at the close of business on October 14, 2021, is entitled to one vote for each share then held. As of August 4, 2021, 1,345,459,526 Medtronic ordinary shares (par value US $0.0001 each) were outstanding and entitled to vote.

At the 2021 Annual General Meeting, the inspector of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and tabulate the results of shareholder voting. As provided by the Company’s Articles of Association, one or more shareholders present in person or by proxy holding not less than a majority of the issued and outstanding shares of Medtronic entitled to vote at the meeting will constitute a quorum. The inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed and transmitted proxies even if marked “abstain” as to some matters. The inspector will also

94	MEDTRONIC PLC 2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

Admission to the Meeting*

treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting. Adoption of proposals 1, 2, 3, 4, 5, 6 and 8 will require the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy, and adoption of Proposal 7 will require the affirmative vote of 75% of the votes cast by holders of ordinary shares represented at the Annual General Meeting in person or by proxy.

Abstentions and broker non-votes will not be considered votes cast at the Annual General Meeting. The practical effect of this is that abstentions and shares held in “street name” by brokers that are not voted in respect of these proposals will not have any effect on the outcome of voting on the proposals.

There is no requirement under Irish law that Medtronic’s Irish Statutory Financial Statements for the fiscal year ended April 30, 2021 or the related directors’ and auditor’s reports thereon be approved by the shareholders, and no such approval will be sought at the Annual General Meeting.

Other than as set out in this Proxy Statement, the Board of Directors know of no other matter to be presented at the Annual General Meeting.

Admission to the Meeting

The well-being of all attendees and participants at the Annual General Meeting is a primary concern for the Company and in this context we are monitoring developments in relation to the COVID-19 pandemic. While all shareholders are invited to attend the Annual General Meeting, the Annual General Meeting will proceed subject to the guidance provided by the Irish Government and the Department of Health (of Ireland) or any other governmental agency in place at the time of the meeting and such other measures as the Board considers appropriate to address health and safety concerns. As a result, there may be restrictions on travel and/or gatherings that affect or prohibit travel to and in-person attendance at the Annual General Meeting. Furthermore, we may impose additional procedures or limitations on meeting attendance based on applicable governmental requirements or recommendations or facility requirements. Such additional procedures or limitations may include, but are not limited to, thorough screenings of attendees (including temperature checks), limits on the number of attendees to promote social distancing and requiring the use of face masks.

We therefore strongly encourage all shareholders to vote their shares by proxy in advance of the Annual General Meeting to ensure you can vote and be represented at the Annual General Meeting if attending in person is not feasible or not recommended.

If you wish to attend the Annual General Meeting, you must be a shareholder on the record date and request an admission ticket in advance by visiting www.proxyvote.com and following the instructions provided (you will need the control number included on your proxy card, voter instruction form or notice), or bring proof of ownership of ordinary shares to the meeting. Tickets will be issued to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

Requests for admission tickets must be received no later than December 7, 2021. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their admission ticket. If you do not request an admission ticket in advance, we will need to determine if you owned ordinary shares on the record date by:

∎	verifying your name and share ownership against our list of registered shareholders; or

∎	asking to review evidence of your share ownership as of October 14, 2021, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting.

Seating will begin at 1:45 p.m. and the meeting will begin at 2:00 p.m. local time, Dublin, Ireland. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check-point before being granted access to the meeting.

MEDTRONIC PLC 2021 Proxy Statement	95

OTHER INFORMATION

Expenses of Solicitation

Medtronic’s Board of Directors solicits your proxy for use at the 2021 Annual General Meeting of shareholders and any adjournments or postponements of the meeting.

Medtronic will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Medtronic, without extra compensation, may solicit proxies by mail, telephone, email, fax, telex, telegraph or special letter.

We have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, including the reimbursement of customary disbursements, that is not expected to exceed $20,000 in the aggregate. Brokerage firms, nominees, custodians and fiduciaries may be asked to forward proxy soliciting material to the beneficial shareholders. All reasonable soliciting costs will be borne by Medtronic.

Shareholder Proposals and Director Nominations

In order for a shareholder proposal to be considered timely for inclusion in Medtronic’s proxy statement for the 2022 Annual General Meeting, the written proposal must be received by the Company Secretary at Medtronic’s registered office no earlier than May 31, 2022 and no later than June 30, 2022. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

Medtronic’s Articles of Association provide that a shareholder may present a proposal or nominee for director from the floor of the Annual General Meeting that is not included in the proxy statement if proper written notice is received by the Company Secretary at Medtronic’s registered office not less than 50 nor more than 90 days prior to the Annual General Meeting date. If less than 60 days’ notice of the meeting date is given, the submission will be considered timely if it is received by the close of business on the 10th day following the day on which notice of the meeting is given. Any such proposal or nomination must provide the information required by Medtronic’s Articles of Association and comply with any applicable laws and regulations. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, Medtronic may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such shareholder proposal.

All submissions to, or requests from, the Company Secretary should be made to Medtronic’s registered office at 20 on Hatch, Lower Hatch Street, Dublin 2, D92 XH02, Ireland, Attn: Company Secretary.

Delivery of Documents to Shareholders Sharing an Address

The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. The Company may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of its shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for the Company. In order to take advantage of this opportunity, the company has delivered only one proxy statement and annual report to multiple shareholders who share an address unless Medtronic has received contrary instructions from one or more of the shareholders. Medtronic will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered.

If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are the beneficial owner, but not the record holder, of Medtronic ordinary shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

96	MEDTRONIC PLC 2021 Proxy Statement

OTHER INFORMATION

Other

Other

Medtronic’s 2021 Annual Report, including financial statements, is being made available to shareholders of record as of October 14, 2021, together with the other proxy materials.

MEDTRONIC WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2021, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS DEPARTMENT, MEDTRONIC, 710 MEDTRONIC PARKWAY, MINNEAPOLIS, MINNESOTA 55432.

The Board of Directors knows of no other matter to be presented at the Annual General Meeting. If any other business properly comes before the Annual General Meeting or any adjournment or postponement thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Bradley E. Lerman Company Secretary Medtronic plc

MEDTRONIC PLC 2021 Proxy Statement	97

APPENDIX A – FINANCIAL AND NON-GAAP RECONCILIATIONS

MEDTRONIC PLC

WORLD WIDE REVENUE(1)

(Unaudited)

	YEAR-TO-DATE (2)

	REPORTED				CONSTANT CURRENCY

(in millions)	Fiscal Year 2021	Fiscal Year 2020	Growth	Currency Impact(5)	Fiscal Year 2021	Growth

Cardiovascular(3)	$10,772	$10,468	2.9%	$131	$10,641	1.7%

Cardiac Rhythm & Heart Failure	5,584	5,141	8.6	79	5,505	7.1

Structural Heart & Aortic	2,834	2,842	(0.3)	38	2,796	(1.6)

Coronary & Peripheral Vascular	2,354	2,486	(5.3)	13	2,341	(5.8)

Medical Surgical	8,737	8,352	4.6	87	8,650	3.6

Surgical Innovations	5,438	5,513	(1.4)	66	5,372	(2.6)

Respiratory, Gastrointestinal, & Renal	3,298	2,839	16.2	22	3,276	15.4

Neuroscience(4)	8,195	7,725	6.1	75	8,120	5.1

Cranial & Spinal Technologies	4,288	4,082	5.0	34	4,254	4.2

Specialty Therapies	2,307	2,147	7.5	26	2,281	6.2

Neuromodulation	1,601	1,497	6.9	16	1,585	5.9

Diabetes	2,413	2,368	1.9	37	2,376	0.3

TOTAL	$30,117	$28,913	4.2%	$331	$29,786	3.0%

(1)	The data in this schedule has been intentionally rounded to the nearest million and, therefore, may not sum.

(2)

Fiscal year 2021 is a 53-week fiscal year, with the extra week occurring in the first fiscal month of the first quarter and included in reported year-to-date results. While it is difficult to calculate the impact of the extra week, the Company estimates the extra week benefited year-to-date constant currency growth by approximately $360 to $390 million. Year-to-date revenue also includes $15 million of inorganic revenue related to the Titan Spine acquisition, which is included in the reported results of the Cranial & Spinal Technologies division within Neuroscience. When excluding the impact of currency, inorganic Titan Spine revenue, and the estimated impact of the extra week, year-to-date revenue for fiscal year 2021 increased approximately 2 percent organic.

(3)	In the fourth quarter of fiscal year 2021, the Company realigned its divisions within Cardiovascular. As a result, fiscal year 2020 results have been recast to adjust for this realignment.

(4)	In the first quarter of fiscal year 2021, the Company realigned its divisions with Neuroscience. As a result, fiscal year 2020 results have been recast to adjust for this realignment.

(5)	The currency impact to revenue measures the change in revenue between current and prior year periods using constant exchange rates.

MEDTRONIC PLC 2021 Proxy Statement	A-1

APPENDIX A – FINANCIAL AND NON-GAAP RECONCILIATIONS

MEDTRONIC PLC

GAAP TO NON-GAAP RECONCILIATIONS(1)

(Unaudited)

	Diluted EPS

(in millions, except per share data)	Fiscal Year 2021	Fiscal Year 2020

GAAP Diluted EPS	$2.66	$3.54

Non-GAAP Adjustments:

Restructuring and associated costs(2)	0.36	0.28

Acquisition-related items(3)	—	0.04

Certain litigation charges	0.07	0.19

(Gain)/loss on minority investments(4)	(0.04)	0.02

IPR&D charges(5)	0.02	0.02

Impairment charges(6)	0.05	—

Medical device regulations(7)	0.05	0.03

Debt tender premium and other charges(8)	0.18	0.24

Amortization of intangible assets	1.11	1.09

Contribution to Medtronic Foundation	—	0.05

Exit of businesses(9)	—	0.03

Certain tax adjustments, net(10)	(0.03)	(0.92)

Non-GAAP Diluted EPS	$4.44	$4.59

Adjustment as contemplated under Annual Incentive Plan(11)	(0.03)	(0.03)

Diluted EPS for Annual Incentive Plan	$4.41	$4.56

Adjustment as contemplated under fiscal year 2019-2021 Restricted Stock Unit Payout(12)	0.82	1.06

Diluted EPS for fiscal year 2019-2021 Restricted Stock Unit Payout	$5.23	$5.62

(1)	The data in this schedule has been intentionally rounded to the nearest million or $0.01 for EPS figures, and, therefore, may not sum.

(2)	Associated costs include costs incurred as a direct result of the restructuring program, such as salaries for employees supporting the program and consulting expenses.

(3)

For fiscal year 2021, the charges primarily include business combination transaction-related costs, changes in fair value of contingent consideration, and a change in amounts accrued for certain contingent liabilities for recent acquisitions. For fiscal year 2020, the charges primarily include costs incurred in connection with legacy-Covidien enterprise resource planning deployment activities, business combination related costs, and changes in fair value of contingent consideration.

(4)

We exclude unrealized and realized gains and losses on our minority investments as we do not believe that these components of income or expense have a direct correlation to our ongoing or future business operations.

(5)	The charges represent acquired IPR&D in connection with asset acquisitions and certain license payments for unapproved technology.

(6)	The charges relate to the abandonment of certain intangible assets in our Neuroscience segment.

(7)

The charges represent estimated incremental costs of complying with the new European Union medical device regulations for previously registered products and primarily include charges for contractors supporting the project and other direct third-party expenses.

(8)	The charges relate to the early redemption of approximately $6.0 and $5.2 billion of debt in fiscal year 2021 and 2020, respectively.

(9)	The net charges relate to the exit of businesses and are primarily comprised of intangible asset impairments.

(10)

The net benefit for fiscal year 2021 primarily relates to the finalization of an audit at the IRS Appellate level for fiscal years 2012 through 2014 and the capitalization of certain research and development costs for U.S. income tax purposes, which are partially offset by the impact of an intercompany sale of assets, and a tax basis adjustment and amortization of previously established deferred tax assets from intercompany intellectual property transactions. The net benefit for fiscal year 2020 primarily relates to the release of a valuation allowance on certain net operating losses and the impact of tax reform in Switzerland and the United States.

(11)

Adjustments are comprised of net gains on minority investments, IPR&D impairments, and charges related to business exits, all of which are included in operating results for compensation purposes under the Annual Incentive Plan.

(12)	Adjustments are designed to mitigate the COVID-19 impact on results.

A-2	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX A – FINANCIAL AND NON-GAAP RECONCILIATIONS

MEDTRONIC PLC

GAAP TO NON-GAAP RECONCILIATIONS

(Unaudited)

(in millions)	Fiscal Year 2021

Net cash provided by operating activities	$6,240

Additions to property, plant, and equipment	(1,355)

Free Cash Flow (1)	$4,885

Adjustments as contemplated under Annual Incentive Plan(2)	$(306)

Free Cash Flow for Incentives	$4,579

(1)	Free cash flow represents operating cash flows less property, plant, and equipment additions.

(2)	As allowed under the Annual Incentive Plan, these adjustments are comprised of certain litigation settlements and restructuring charges.

MEDTRONIC PLC 2021 Proxy Statement	A-3

APPENDIX A – FINANCIAL AND NON-GAAP RECONCILIATIONS

DELIVERY OF FUTURE ANNUAL GENERAL MEETING MATERIALS

Medtronic offers shareholders the choice to receive future annual reports and proxy materials electronically over the Internet instead of receiving paper copies through the mail. This will allow us to conserve natural resources and save Medtronic printing and mailing costs. Whether you hold shares registered directly in your name, through a Medtronic stock plan, or through a broker or bank, you can enroll for future delivery of proxy statements and annual reports by following these easy steps:

∎	Go to our website at http://investorrelations.medtronic.com;

∎	In the Shareholder Services section, click on Electronic Delivery of Proxy Materials; and

∎	Follow the prompts to submit your electronic consent.

Generally, brokers and banks offering this choice require that shareholders vote through the Internet in order to enroll. Street name shareholders whose broker or bank is not included in this website are encouraged to contact their broker or bank and ask about the availability of electronic delivery. As with all Internet usage, the user must pay all access fees and telephone charges. You may view this year’s proxy materials at www.medtronic.com/annualmeeting.

A-4	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Section 1.    Purpose; Definitions

1.1    Purpose

The purpose of this 2021 Medtronic plc Long Term Incentive Plan (this “Plan”) is to give Medtronic plc, an Irish public limited company (the “Company”) and its Subsidiaries (as defined below) a competitive advantage in attracting, retaining, and motivating officers, employees, directors, and consultants and to provide the Company and its Subsidiaries with an incentive plan that gives officers, employees, directors, and consultants financial incentives directly linked to shareholder value. This Plan is intended to serve as the Company’s primary vehicle for equity compensation awards and long-term cash incentive awards for employees, directors, and other service providers, as well as annual bonus awards for the Company’s executive officers. Following the date that this Plan is approved by the Company’s shareholders, no further equity compensation awards will be granted pursuant to any other Company plan (it being understood that outstanding awards under such plans will continue to be settled pursuant to the terms of such plans). The Plan was adopted by the board of directors of the Company on June 25, 2021.

1.2    Definitions

Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:

(a)	“Act” means the Securities Exchange Act of 1934, as amended from time to time, any regulations promulgated thereunder, and any successor thereto.

(b)	“Administrator” shall have the meaning set forth in Section 2.2.

(c)	“Applicable Exchange” means the New York Stock Exchange or such other securities exchange as may at the applicable time be the principal market for the Shares.

(d)	“Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, or Performance Award granted pursuant to the terms of this Plan.

(e)	“Award Agreement” means a written document or agreement setting forth the terms and conditions of a specific Award.

(f)	“Beneficial Owner” shall have the meaning given in Rule 13d-3, promulgated pursuant to the Act.

(g)	“Board” means the Board of Directors of the Company.

(h)

“Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party and which is operative at the time in question, or (ii) if there is no such Individual Agreement, or if it does not define “Cause”: (A) commission by the Participant of a felony under federal law, local law or the law of the state in which such action occurred, (B) failure on the part of the Participant to perform such Participant’s employment duties in any material respect, (C) the Participant’s prolonged absence from duty without the consent of the Company, (D) intentional engagement by the Participant in any activity that is in conflict with or adverse to the business or other interests of the Company, or (E) willful misconduct or malfeasance of duty which is reasonably determined to be detrimental to the Company. Notwithstanding the general rule of Section 2.3, following a Change of Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

(i)	“Change of Control” shall have the meaning set forth in Section 10.2.

(j)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, regulations promulgated thereunder, and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(k)

“Committee” means a committee or subcommittee of the Board, appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a “non-employee director” as defined in Rule 16b-3. Initially, and unless and until otherwise determined by the Board, “Committee” means the Compensation Committee of the Board.

(l)	“Company” means Medtronic plc, an Irish public limited company.

(m)

“Disaffiliation” means a Subsidiary’s ceasing to be a Subsidiary for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary) or a sale of a division of the Company.

MEDTRONIC PLC 2021 Proxy Statement	B-1

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

(n)

“Eligible Individuals” means directors, officers, employees, and consultants of the Company or any Subsidiary, and prospective employees, officers and consultants, who have accepted offers of employment or consultancy from the Company or any Subsidiary; provided however, that no grant shall be effective prior to the date on which such individual’s employment or consultancy commences.

(o)

“Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange on the date of measurement or, if Shares were not traded on the Applicable Exchange on such measurement date, on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.

(p)	“Free-Standing SAR” shall have the meaning set forth in Section 5.3.

(q)	“Full-Value Award” means any Award other than an Option, Stock Appreciation Right, or Performance Cash Award.

(r)

“Good Reason” for termination means, unless otherwise provided in an Award Agreement, a Termination of Employment during the two-year period following a Change of Control by a Participant if (i) such Termination of Employment constitutes a termination for “good reason” or qualifies under any similar constructive termination provision, in either case, in any Individual Agreement applicable to such Participant, or (ii) if the Participant is not party to any such Individual Agreement, or if such Individual Agreement does not contain such a provision, any Termination of Employment following the occurrence of: (A) an involuntary relocation that increases the Participant’s commute by more than 50 miles from the commute in effect immediately prior to the applicable Change of Control, (B) a material reduction in either the Participant’s base pay or in the Participant’s overall compensation opportunity from the levels in effect immediately prior to the applicable Change of Control or (C) a material reduction in the Participant’s authority, duties or responsibilities below the levels in effect immediately prior to the applicable Change of Control. Notwithstanding the foregoing, a Termination of Employment shall be deemed to be for Good Reason under clause (ii) of this Section 1.2(r) only if the Participant provides written notice to the Company of the existence of one or more of the conditions giving rise to Good Reason within 90 days of the initial existence of such condition, the Company fails to cure such condition during the 30-day period (the “Cure Period”) following its receipt of such notice, and the Participant terminates employment within 180 days following the conclusion of the Cure Period.

(s)

“Grant Date” means (i) the date on which the Committee (or its delegate, if applicable) takes action to select an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award, or (ii) such later date as is provided by the Committee (or its delegate, if applicable).

(t)

“Incentive Stock Option” means any Option that is designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision thereto, and that in fact qualifies.

(u)

“Individual Agreement” means an employment, consulting, severance, change of control, or similar agreement between a Participant and the Company or between the Participant and any of the Company’s Subsidiaries. For purposes of this Plan, an Individual Agreement shall be considered “operative” during its term; provided, that an Individual Agreement under which severance or other substantive protections, compensation and/or benefits are provided only following a change of control or termination of employment in anticipation of a change of control shall not be considered “operative” until the occurrence of a Change of Control or Termination of Employment in anticipation of a Change of Control, as the case may be.

(v)	“ISO Eligible Employee” means an employee of the Company and any subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

(w)	“Nonqualified Option” means any Option that either (i) is not designated as an Incentive Stock Option or (ii) is so designated but fails to qualify as such.

(x)	“Option” means an Award granted under Section 5.1.

(y)

“Other Stock-Based Awards” means Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Shares, including (without limitation) unrestricted stock, dividend equivalents, and convertible debentures.

(z)	“Other Stock-Based Performance Award” shall have the meaning given in Section 8.

(aa)	“Participant” means an Eligible Individual to whom an Award is or has been granted.

(bb)	“Performance Award” means a Performance Cash Award, an Other Stock-Based Performance Award, an Award of Performance-Based Restricted Stock, or Performance Units, as each is defined herein.

(cc)	“Performance-Based Restricted Stock” shall have the meaning given in Section 6.1.

(dd)	“Performance Cash Award” shall have the meaning set forth in Section 9.

(ee)

“Performance Goals” means the performance goals established by the Committee in connection with the grant of a Performance Award, which may be based on the attainment of or changes in specified levels of certain measures, which may include one or

B-2	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

more (or none) of the following: sales, net sales, revenue, revenue growth or product revenue growth, operating income (before or after taxes), earnings before interest, taxes, depreciation and amortization, operating cash flow, return on invested capital, return on capital employed, pre- or after-tax income (before or after allocation or corporate overhead and bonus), net earnings, earnings per share, diluted earnings per share, consolidated earnings before or after taxes (including earnings before some or all of the following: interest, taxes, depreciation and amortization), net income, gross profit, gross margin, year-end cash, debt reductions, book value per share, return on equity, expense management, return on investment, improvements in capital structure, profitability of an identifiable business unit or product, maintenance or improvements of profit margins, stock price, market share, costs, cash flow, working capital, return on assets or net assets, asset turnover, inventory turnover, economic value added (economic profit) or equivalent metrics, comparison with various stock market indices, appreciation in and/or maintenance of share price, reductions in costs, regulatory achievements, implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting or maintaining personnel, and total shareholder return; each as measured with respect to the Company or one or more Subsidiaries, divisions, business units, or business segments of the Company, either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies..

(ff)

“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goal specified by the Committee with respect to such Award is to be measured.

(gg)	“Performance Units” shall have the meaning given in Section 7.1.

(hh)	“Plan” means this 2021 Medtronic plc Long Term Incentive Plan, as set forth herein and as hereafter amended from time to time.

(ii)

“Predecessor Plans” means the Company’s Amended and Restated 1994 Stock Award Plan, 1998 Outside Director Stock Compensation Plan, Executive Incentive Plan, Kyphon Inc. 2002 Stock Plan, 2003 Long-Term Incentive Plan, 2008 Stock Award and Incentive Plan, and Amended and Restated 2013 Stock Award and Incentive Plan.

(jj)	“Qualified Performance-Based Award” means an Award as provided in Section 11.

(kk)	“Replaced Award” shall have the meaning given in Section 10.1.

(ll)	“Replacement Award” shall have the meaning given in Section 10.1.

(mm)	“Restricted Stock” shall have the meaning given in Section 6.

(nn)	“Restricted Stock Units” shall have the meaning given in Section 7.

(oo)

“Restriction Period” means, with respect to Restricted Stock and Restricted Stock Units, the period commencing with the Grant Date and ending upon the expiration of the applicable vesting conditions or the achievement of the applicable Performance Goals (it being understood that the Committee may provide that restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period).

(pp)	“Share” means an ordinary share, par value $0.0001 per share of the Company.

(qq)	“Stock Appreciation Right” or “SAR” shall have the meaning set forth in Section 5.3.

(rr)

“Subsidiary” has the meaning set forth in section 7 of the Companies Act 2014 of the Republic of Ireland; provided that, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, an entity shall not be treated as a Subsidiary unless it is also an entity in which the Company has a “controlling interest” (as defined in Treas. Reg. Section 1.409A-1(b)(5)(ii)(E)(1)), either directly or through a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, as determined by the Committee.

(ss)

“Substitute Award” means any Award granted in assumption of, or in substitution for, an award of a company or business (that is not, prior to the applicable transaction, a Subsidiary of the Company) acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines.

(tt)	“Tandem SAR” shall have the meaning set forth in Section 5.3.

(uu)

“Ten Percent Shareholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code).

(vv)

“Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.

(ww)

“Termination of Employment” means, unless otherwise provided in the Award Agreement, the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries. Unless otherwise determined by the Committee, a Participant employed by, or performing services for, a Subsidiary or a division of the Company shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, or division ceases to be a Subsidiary or division, as the case may be, and the Participant does not immediately become an employee of, or service provider for, the Company or another Subsidiary. Temporary absences from employment because of illness, vacation, or leave of absence, and transfers among the Company and its Subsidiaries, shall not be considered Terminations of Employment. Notwithstanding the

MEDTRONIC PLC 2021 Proxy Statement	B-3

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

foregoing, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

Section 2.    Administration

2.1    Committee

The Plan shall be administered by the Committee or a duly designated Administrator, as defined herein. The Committee shall have plenary authority to grant Awards to Eligible Individuals pursuant to the terms of the Plan. Among other things, the Committee shall have the authority, subject to the terms and conditions of the Plan:

(a)	To select the Eligible Individuals to whom Awards may be granted;

(b)

To determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, or Performance Awards, or any combination thereof, are to be granted hereunder;

(c)	To determine the number of Shares to be covered by each Award granted under the Plan;

(d)	To determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;

(e)	Subject to Section 12, to modify, amend, or adjust the terms and conditions of any Award;

(f)	To adopt, alter, or repeal such administrative rules, guidelines, and practices governing the Plan as the Committee shall from time to time deem advisable;

(g)	To interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

(h)

Subject to Sections 11 and 12, to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion may determine;

(i)	To decide all other matters that must be determined in connection with an Award;

(j)

To determine whether, to what extent, and under what circumstances cash, Shares, and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; and

(k)	To otherwise administer the Plan.

2.2    Committee Procedures; Board Authority

The Committee shall exercise its authority under the Plan as follows:

(a)

The Committee may act only with the assent of a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it (the “Administrator”). Notwithstanding the foregoing, the Committee may not so delegate any responsibility or power to the extent that such delegation would make any Award hereunder subject to (and not exempt from) the short-swing recovery rules of Section 16(b) of the Act.

(b)

Any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

2.3    Discretion of Committee

Subject to Section 1.2(h), any determination made by the Committee or by the Administrator under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or the Administrator at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or the Administrator shall be final and binding on all persons, including the Company, Participants, and Eligible Individuals, and by accepting an Award under the Plan, each Participant acknowledges that all decisions of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having a claim or an interest in the Award.

2.4    Award Agreements

Unless otherwise determined by the Committee, the terms and conditions of each Award, as determined by the Committee, shall be set forth in a written Award Agreement. Award Agreements may be amended only in accordance with Section 12 hereof.

Section 3.    Shares Subject to Plan

3.1    Plan Maximums

Subject to adjustment as provided in Section 3.4, (a) the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be the sum of (i) 114.5 Million (114,500,000) Shares and (ii) any Shares relating to the Plan or Predecessor Plans which become

B-4	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

available for grants under the Plan following the Effective Date pursuant to Section 3.2; (b) the maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options following the Effective Date shall be 114,500,000; and (c) the maximum number of Shares granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year in respect of such non-employee director’s service on the Board, will not exceed $750,000 in total value. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares.

3.2    Rules for Calculating Shares Issued

For purposes of the limits set forth in Section 3.1, each Share that is subject to a Full-Value Award shall be counted as 3.0 Shares. To the extent that any Award under this Plan or the Predecessor Plans is forfeited, or any Option and related Tandem SAR or any Free-Standing SAR granted under this Plan or the Predecessor Plans terminates, expires, or lapses without being exercised, or any Award is settled for cash, the Shares subject to such Awards not delivered as a result thereof shall thereupon become available (in the case of Full-Value Awards, based upon the share-counting ratio set forth in the first sentence of this Section 3.2) for Awards under the Plan. In the event that any Shares are withheld by the Company or previously acquired Shares are tendered (either actually or by attestation) by a Participant to satisfy any tax withholding obligation with respect to an Award other than an Option or SAR, then the Shares so tendered or withheld shall automatically again become available for issuance under the Plan and correspondingly increase the total number of Shares available for issuance under Section 3.1 in accordance with the same ratio specified in this Section 3.2. Notwithstanding anything to the contrary in this Section 3.2, the following Shares will not again become available for issuance under the Plan: (a) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 5.8(c) or any previously acquired Shares tendered (either actually or by attestation) by a Participant in payment of the exercise price of an Option; (b) any Shares withheld by the Company or previously acquired Shares tendered (either actually or by attestation) by a Participant to satisfy any tax withholding obligation with respect to an Option or SAR (but not other Awards); (c) Shares covered by a SAR that are not issued in connection with the stock settlement of the SAR upon its exercise; (d) Shares that are repurchased by the Company using Option exercise proceeds; and (e) if Shares are withheld pursuant to Section 15.4 at a rate that is higher than the minimum statutory tax rate, only the number of Shares withheld at the minimum statutory tax rate will again become available for issuance under the Plan. In addition, in the case of any Substitute Award, Shares delivered or deliverable in connection with such Substitute Award shall not be deemed granted or issued under the Plan for purposes of Sections 3.1 or 3.3.

3.3    Individual Limits

Subject to adjustment as provided in Section 3.4, no Participant may be granted (a) Options and Stock Appreciation Rights relating to more than 2,000,000 Shares under the Plan during any fiscal year and (b) Awards other than Options or Stock Appreciation Rights relating to more than 2,000,000 Shares under the Plan during any fiscal year. In addition to the foregoing, the maximum dollar value that may be paid to any Participant in Qualified Performance-Based Awards denominated in cash in any fiscal year shall be $20,000,000 for the Company’s Chief Executive Officer and $10,000,000 for each other Participant, including any amounts earned during such fiscal year and deferred. If an Award is cancelled, the cancelled Award shall continue to be counted towards the limitations set forth in this Section 3.3.

3.4    Adjustment Provision

The Committee shall have authority to make adjustments under the Plan as provided below:

(a)

In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, separation, spinoff, Disaffiliation, extraordinary dividend of cash or other property, or similar event affecting the Company or any of its Subsidiaries (a “Corporate Transaction”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum share limitations set forth in Sections 3.1 and 3.3, (iii) the number and kind of Shares or other securities subject to outstanding Awards, and (iv) the exercise price of outstanding Awards. Any fractional Shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

(b)

In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, recapitalization, or similar event affecting the capital structure of the Company, the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various share maximum limitations set forth in Sections 3.1 and 3.3, (iii) the number and kind of Shares or other securities subject to outstanding Awards, and (iv) the exercise price of outstanding Awards, provided that in no event shall the per Share exercise price of an Option or the subscription price payable per Share of an Award be reduced to an amount that is lower than the nominal value of a Share. Any fractional Shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

(c)

In the case of Corporate Transactions, such adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value (if any) of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that, in the case of a Corporate Transaction with respect to which holders of Shares receive consideration other than publicly traded equity securities of the Surviving Corporation (as defined below in Section 10.2), any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for

MEDTRONIC PLC 2021 Proxy Statement	B-5

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid), (ii) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards, and (iii) in connection with a Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary or division of the Company or by the entity that controls such Subsidiary or division of the Company following such Corporate Transaction (as well as any corresponding adjustments to Awards that remain based upon Company securities). For the avoidance of doubt, if the Committee determines that, as of the date of the Corporate Transaction, the Award has no value, then such Award may be terminated by the Company without payment.

(d)

The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal or sale of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or infrequently occurring corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

(e)

Notwithstanding the foregoing: (a) any adjustments made pursuant to Section 3.4 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code and (b) any adjustments made pursuant to Section 3.4 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either (i) continue not to be subject to Section 409A of the Code, or (ii) comply with the requirements of Section 409A of the Code.

Section 4.    Eligibility

4.1    Eligible Individuals; Incentive Stock Options

Awards may be granted under the Plan to Eligible Individuals; provided, that Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries.

Section 5.    Options and Stock Appreciation Rights

5.1    Types of Options

Options may be of two types: Incentive Stock Options and Nonqualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option; provided, that any Option that is designated as an Incentive Stock Option but fails to meet the requirements therefor (as described in Section 5.2 or otherwise), and any Option that is not expressly designated as intended to be an Incentive Stock Option shall be treated as a Nonqualified Option.

5.2    Incentive Stock Option Limitations

To the extent that the aggregate Fair Market Value, determined at the time of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code) exceeds $100,000, Options relating to such Shares in excess of the limit shall be deemed Nonqualified Options. If an ISO Eligible Employee does not remain employed by the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code), at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Option shall be treated as a Nonqualified Stock Option. Should any provision of the Plan not be necessary in order for any Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

5.3    Types and Nature of Stock Appreciation Rights

Stock Appreciation Rights may be “Tandem SARs”, which are granted in conjunction with an Option, or “Free-Standing SARs”, which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of (a) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (b) the number of Shares in respect of which the Stock Appreciation Right

B-6	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Shares or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.

5.4    Tandem SARs

A Tandem SAR may be granted at the Grant Date of the related Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.

5.5    Exercise Price

Except in respect of Replacement Awards or Substitute Awards, the exercise price per Share subject to an Option or Free-Standing SAR shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a Share on the applicable Grant Date; provided, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of the Stock on the applicable Grant Date.

5.6    Term

The Term of each Option and each Free-Standing SAR shall be fixed by the Committee, but shall not exceed 10 years from the Grant Date.

5.7    Vesting and Exercisability

Except as otherwise provided herein, Options and Free-Standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. Subject to the terms of the Plan and the applicable Award Agreement, in no event shall the vesting schedule of an Option or Free-Standing SAR provide that such Option or Free-Standing SAR vest prior to the first anniversary of the Grant Date. The minimum vesting periods specified in the preceding sentence shall not apply: (A) to Awards made in payment of earned performance-based Awards and other earned cash-based incentive compensation; (B) upon a termination of employment due to death, disability or retirement; (C) upon a Change of Control; (D) to a Substitute Award that does not reduce the vesting period of the award being replaced; or (E) to Awards involving an aggregate number of Shares not in excess of five percent of the Shares available for grant as Options or Free-Standing SARs.

5.8    Method of Exercise

Subject to the provisions of this Section 5, Options and Free-Standing SARs may be exercised, in whole or in part, at any time during the applicable Term by giving written notice of exercise to the Company specifying the number of Shares as to which the Option or Free-Standing SAR is being exercised. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the purchase price (which shall equal the product of such number of shares multiplied by the applicable exercise price) and an amount equal to any federal, state, local or foreign withholding taxes. To the extent permitted by law and if approved by the Committee (which approval may be set forth in the applicable Award Agreement or otherwise), payment, in full or in part, may be made by certified or bank check or such other instrument or such other method as the Company may accept, as follows:

(a)

Payment may be made in the form of Shares (by delivery of such shares or by attestation) of the same class as the Shares subject to the Option already owned by the Participant (based on the Fair Market Value of the Shares on the date the Option is exercised); provided that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Shares subject to the Option may be authorized only at the time the Option is granted.

(b)

To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and the amount of any federal, state, local, or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms.

(c)

Payment may be made by instructing the Company to withhold a number of Shares having a Fair Market Value (based on the Fair Market Value of the Shares on the date the applicable Option is exercised) equal to the product of (i) the exercise price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised and an amount equal to any federal, state, local and/or foreign withholding taxes.

5.9    Delivery; Rights of Shareholders

No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld. The applicable Participant shall have all of the rights of a shareholder of the Company holding the class or series of Shares that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when (a) the Company has received a written notice from the Participant of exercise that complies with all procedures established under this Plan for effective exercise, including, without limitation, completion and delivery of all required forms, (b) the Participant has, if requested, given the representation described in Section 15.1, and (c) in the case of an Option, the Participant has paid in full for such Shares.

MEDTRONIC PLC 2021 Proxy Statement	B-7

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

5.10    Nontransferability of Options and Stock Appreciation Rights

No Option or Free-Standing SAR shall be transferable by a Participant other than, for no value or consideration, (a) by will or by the laws of descent and distribution, or (b) in the case of a Nonqualified Option or Free-Standing SAR, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. A Tandem SAR shall be transferable only with the related Option and only to the extent the Option is transferable pursuant to the preceding sentence. Any Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 5.10, it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.

5.11    No Dividend or Dividend Equivalents

No dividend or other distribution or award of dividend equivalents may be granted with respect to any Option or SAR granted under this Plan.

5.12    No Repricing

Notwithstanding any other provision of this Plan other than Section 3.4, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any repricing of any previously granted, “underwater” Option or SAR by: (i) amending or modifying the terms of the Option or SAR to lower the exercise price; (ii) canceling the underwater Option or SAR and granting either replacement Options or SARs having a lower exercise price; or other Awards or cash in exchange; or (iii) repurchasing the underwater Options or SARs. For purposes of this Section 5.12, an Option or SAR will be deemed to be “underwater” at any time when the Fair Market Value of the Shares is less than the per share exercise price of the Option or SAR.

Section 6.    Restricted Stock (Including Performance-Based Restricted Stock)

6.1    Nature of Award; Certificates

Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates or delivery to an account in the Participant’s name at a broker designated by the Company.

“Performance-Based Restricted Stock” is an Award of Shares of Restricted Stock, the vesting of which is subject to the attainment of Performance Goals. In the event that the Committee grants Shares of Performance-Based Restricted Stock, the performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and, in the case of Restricted Stock, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

6.2    Terms and Conditions

Shares of Restricted Stock shall be subject to the following terms and conditions:

(a)

The Committee shall, prior to or at the time of grant, condition the vesting or transferability of an Award of Restricted Stock upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals (or the attainment of Performance Goals and the continued service of the applicable Participant), the Committee may, prior to or at the time of grant, designate such an Award as a Qualified Performance-Based Award. The conditions for grant, vesting, or transferability and the other provisions of Restricted Stock Awards (including without limitation any Performance Goals applicable to Performance-Based Restricted Stock) need not be the same with respect to each Participant.

(b)

Subject to the terms of the Plan and the applicable Award Agreement, any Award of Restricted Stock shall be subject to a vesting period of at least three years following the date of grant, provided that vesting during a period of at least one year following the date of grant is permissible if vesting is conditioned upon the achievement of Performance Goals, and provided, further, that, subject to the minimum vesting requirements set forth in this sentence, an Award may vest in part on a pro rata basis (as specified in the applicable Award Agreement) prior to the expiration of any vesting period. The minimum vesting periods specified in the preceding sentence shall not apply: (A) to Awards made in payment of earned performance-based Awards and other earned cash-based incentive compensation; (B) upon a termination of employment due to death, disability or retirement; (C) upon a Change of Control; (D) to a Substitute Award that does not reduce the vesting period of the award being replaced; or (E) to Awards involving an

B-8	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

aggregate number of Shares not in excess of five percent of Shares available for grant as Restricted Stock (together with all other Shares available for grant as Full-Value Awards). Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber Shares of Restricted Stock.

(c)

If any applicable Performance Goals and/or continued service periods are satisfied and the Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, either (i) unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates, or (ii) such Shares shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or delivery to an account in the Participant’s name at a broker designated by the Company.

6.3    Rights of Shareholder

Except as provided in the applicable Award Agreement, the applicable Participant shall have, with respect to Shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Shares that are the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any dividends and other distributions, provided, however, that, notwithstanding anything to the contrary in an Award Agreement, in no event shall a dividend or other distribution or dividend equivalent be paid on Restricted Stock a Performance Unit, or Other Stock-Based Performance Award until the Award has vested.

Section 7.    Restricted Stock Units (Including Performance Units)

7.1    Nature of Award

Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of a specified number of Shares, (b) in Shares, or (c) a combination thereof. “Performance Units” are Restricted Stock Units, the vesting of which are subject to the attainment of Performance Goals. In the event that the Committee grants Performance Units, the performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee.

7.2    Terms and Conditions

Restricted Stock Units shall be subject to the following terms and conditions:

(a)

The Committee shall, prior to or at the time of grant, condition the grant, vesting, or transferability of Restricted Stock Units upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals (or the attainment of Performance Goals and the continued service of the applicable Participant), the Committee may, prior to or at the time of grant, designate such an Award as a Qualified Performance-Based Award. The conditions for grant, vesting or transferability and the other provisions of Restricted Stock Units (including without limitation any Performance Goals applicable to Performance Units) need not be the same with respect to each Participant. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or at a later time specified by the Committee or in accordance with an election of the Participant, if the Committee so permits.

(b)

Subject to the terms of the Plan and the applicable Award Agreement, any Restricted Stock Units shall be subject to a vesting period of at least three years following the date of grant, provided that vesting during a period of at least one year following the date of grant is permissible if vesting is conditioned upon the achievement of Performance Goals, and provided, further, that, subject to the minimum vesting requirements set forth in this sentence, Restricted Stock Units may vest in part on a pro rata basis (as specified in the applicable Award Agreement) prior to the expiration of any vesting period. The minimum vesting periods specified in the preceding sentence shall not apply: (A) to Awards made in payment of earned performance-based Awards and other earned cash-based incentive compensation; (B) upon a termination of employment due to death, disability or retirement; (C) upon a Change of Control; (D) to a Substitute Award that does not reduce the vesting period of the award being replaced; or (E) to Awards involving an aggregate number of Shares not in excess of five percent of Shares available for grant as Restricted Stock Units (together with all other Shares available for grant as Full-Value Awards).

(c)

Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, during the Restriction Period the Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber Restricted Stock Units.

(d)

The Award Agreement for Restricted Stock Units may specify whether, to what extent, and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments of cash, Shares, or other property corresponding to the dividends payable on the Company’s Stock (subject to Section 15.5 below), provided, however, that, notwithstanding anything to the contrary in an Award Agreement, in no event shall a dividend or other distribution or dividend equivalent be paid on a Restricted Stock Unit or Performance Unit until the Award has vested.

Section 8.    Other Stock-Based Awards (Including Other Stock-Based Performance Awards)

Other Stock-Based Awards may be granted under the Plan, provided that any Other Stock-Based Awards that are Awards of Shares that are unrestricted shall only be granted in lieu of other compensation due and payable to the Participant. “Other Stock-Based

MEDTRONIC PLC 2021 Proxy Statement	B-9

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Performance Awards” are Other Stock-Based Awards, the vesting of which is subject to the attainment of Performance Goals. In the event that the Committee grants Other Stock-Based Performance Awards, the performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Subject to the terms of the Plan and the applicable Award Agreement, any Other Stock-Based Award that is a Full-Value Award (and is not an Award of unrestricted stock) shall be subject to a vesting period of at least three years following the Grant Date; provided that a vesting period of at least one year is permissible if vesting is conditioned upon the achievement of Performance Goals, and provided, further, that, subject to the minimum vesting requirements set forth in this sentence, any Other Stock-Based Award may vest in part on a pro rata basis prior to the expiration of any vesting period. The minimum vesting periods specified in the preceding sentence shall not apply: (A) to Awards made in payment of earned performance-based Awards and other earned cash-based incentive compensation; (B) upon a termination of employment due to death, disability or retirement; (C) upon a Change of Control; (D) to a Substitute Award that does not reduce the vesting period of the award being replaced; or (E) to Awards involving an aggregate number of Shares not in excess of five percent of Shares available for grant as Other Stock Based-Awards that are Full-Value Awards (together with all other Shares available for grant as Full-Value Awards). Notwithstanding anything to the contrary in an Award Agreement, in no event shall a dividend or other distribution or dividend equivalent be paid on an Other-Stock Based Award, including any Other Stock-Based Performance Award, until the Award has vested.

Section 9.    Performance Cash Awards

Performance Cash Awards may be issued under the Plan, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards. A “Performance Cash Award” is an Award entitling the recipient to payment of a cash amount subject to the attainment of Performance Goals. The Committee may, in connection with the grant of a Performance Cash Award, designate the Award as a Qualified Performance-Based Award. The conditions for grant or vesting and the other provisions of a Performance Cash Award (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant. Performance Cash Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee.

Section 10.    Change of Control Provisions

10.1    Impact of Event

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Section 10 shall apply in the event of a Change of Control, unless otherwise provided in the applicable Award Agreement.

(a)

Upon a Change of Control, (i) all then-outstanding Options and SARs shall become fully vested and exercisable, and any Full-Value Award (other than a Performance Award) shall vest in full, be free of restrictions, and be deemed to be earned and immediately payable in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 10.1(b) (any award meeting the requirements of Section 10.1(b), a “Replacement Award”) is provided to the Participant pursuant to Section 3.4 to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”), and (ii) any Performance Award that is not replaced by a Replacement Award shall be deemed to be earned and immediately payable in an amount equal to the full value of such Performance Award (with all applicable Performance Goals deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement of the Performance Goals for the Award as determined by the Committee not later than the date of the Change of Control, taking into account performance through the latest date preceding the Change of Control as to which performance can, as a practical matter, be determined (but not later than the end of the Performance Period)) multiplied by a fraction, the numerator of which is the number of days during the applicable Performance Period before the date of the Change of Control, and the denominator of which is the number of days in the applicable Performance Period; provided, however, that such fraction shall be equal to one in the event that the applicable Performance Goals in respect of such Performance Award have been fully achieved as of the date of such Change of Control.

(b)

An Award shall meet the conditions of this Section 10.1(b) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a Fair Market Value at least equal to the value of the Replaced Award as of the date of the Change of Control; (iii) if the underlying Replaced Award was an equity-based award, it relates, following the Change of Control, to publicly traded equity securities of the Company or the Surviving Corporation or the ultimate parent company which results from the Change of Control; and (iv) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control) as of the date of the Change of Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. The determination whether the conditions of this Section 10.1(b) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

(c)

Upon a Termination of Employment of a Participant occurring in connection with or during the two years following the date of a Change of Control, by the Company other than for Cause or by the Participant for Good Reason, (i) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned and immediately payable in an amount equal to the full value of such Replacement Award, and (ii) all Options and SARs held by the Participant immediately before the Termination

B-10	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

of Employment that the Participant held as of the date of the Change of Control or that constitute Replacement Awards shall remain exercisable until the earlier of (1) the third anniversary of the Change of Control and (2) the expiration of the stated Term of such Option or SAR; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

10.2    Definition of Change of Control

For purposes of the Plan, a “Change of Control” shall mean any of the following events:

(a)

Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a “Person”) becomes the Beneficial Owner (within the meaning of Rule 13d-3 promulgated under the Act) of 30% or more of either (i) the then-outstanding Shares of the Company (the “Outstanding Company Shares”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) an acquisition directly from the Company; (2) an acquisition by the Company or a Subsidiary; (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (4) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities or (5) an acquisition pursuant to a transaction that complies with Sections 10.2(c)(i), 10.2(c)(ii), and 10.2(c)(iii) below;

(b)

Individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered an Incumbent Director; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board; or

(c)

The consummation of a reorganization, merger, statutory share exchange or consolidation (or similar corporate transaction) involving the Company or a Subsidiary, the sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity (a “Business Combination”), unless immediately following such Business Combination: (i) substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Outstanding Company Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding Shares and the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”) or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% or more of the voting securities eligible to elect directors of the Surviving Corporation (the “ Parent Corporation”), in substantially the same proportion as their ownership, immediately prior to the Business Combination, of the Outstanding Company Shares and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the Beneficial Owner, directly or indirectly, of 30% or more of the outstanding Shares and the total voting power of the outstanding securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the Board of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the initial agreement providing for such Business Combination; or

(d)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland or (B) Chapter 2 of Part 9 of the Companies Act 2014 of the Republic of Ireland.

10.3    Section 409A of the Code

Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, (a) this Section 10 shall be applicable only to the extent specifically provided in the Award Agreement; and (b) in respect of any Award subject to Section 409A of the Code, to the extent required to avoid an accelerated or additional tax under Section 409A of the Code, in no event shall a Change of Control be treated as having occurred if such event is not a “change of control event” for purposes of Section 409A of the Code.

Section 11.    Performance Awards

11.1    Section 16(b)

The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing recovery rules of Section 16(b) of the Act (“Section 16(b)”). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

MEDTRONIC PLC 2021 Proxy Statement	B-11

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

11.2    Awards Valid Notwithstanding Committee Composition

Notwithstanding any other provision of the Plan to the contrary, if for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of Awards, grants, interpretations of the Plan, or other actions of the Committee.

11.3    Section 409A of the Code

(a)

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in the immediately following sentence, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or damages for failing to comply with Section 409A of the Code.

(b)

The intent of the parties is that payments and benefits under this Plan comply with Section 409A of the Code, to the extent subject thereto, and accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, a Participant shall not be considered to have terminated employment with the Company for purposes of any payments under the Plan which are subject to Section 409A of the Code until the Participant has incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid an accelerated or additional tax under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following a Participant’s separation from service shall instead be paid on the first business day after the date that is six months following the Participant’s separation from service (or, if earlier, the Participant’s date of death). The Company makes no representation that any or all of the payments described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment.

Section 12.    Term, Amendment, and Termination

12.1    Effectiveness

The Effective Date of the Plan is December 31, 2021, subject to any required approval of the Company’s shareholders.

12.2    Termination

The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such termination date shall not be affected or impaired by the termination of the Plan.

12.3    Amendment of Plan

The Board or the Committee may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would materially impair the rights of any Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law, including, without limitation, Section 409A of the Code, Section 422 of the Code, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent that such approval is required by applicable law or by the listing standards of the Applicable Exchange.

12.4    Amendment of Awards

Subject to Section 5.12, the Committee may unilaterally amend the terms of any Award theretofore granted. Subject to the foregoing, the amendment authority of the Committee shall include, without limitation, the authority to modify the number of Shares or other terms and conditions of an Award; extend the term of an Award; accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award; accept the surrender of any outstanding Award; and, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that (a) the amended or modified terms are permitted by the Plan as then in effect; (b) any Participant adversely affected by such amended or modified terms shall have consented to such amendment or modification unless such amendment is necessary to comply with applicable law, including, without limitation, Section 409A of the Code, Section 422 of the Code, stock exchange rules or accounting rules; and (c) the authority to accelerate the exercisability or vesting or otherwise terminate restrictions relating to an Award may be exercised only in connection with a Participant’s death, disability or retirement, in connection with a Change of Control, or to the extent such actions involve an aggregate number of Shares not in excess of 5% of the number of shares available for Awards.

B-12	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

Section 13.    Forfeiture

13.1    Forfeiture

Subject to applicable law, all Awards under this Plan shall be subject to forfeiture or other penalties pursuant (a) to the Company’s Incentive Compensation Forfeiture Policy, as amended from time to time, and (b) such other forfeiture and/or penalty conditions and provisions as determined by the Committee and set forth in the applicable Award Agreement.

13.2    Effect of Change of Control

Notwithstanding the foregoing provisions, unless otherwise provided by the Committee in the applicable Award Agreement or required by applicable law, this Section 13 shall not be applicable to any Participant following a Change of Control.

Section 14.    Unfunded Status of Plan

Unfunded Status; Committee Authority. It is presently intended that the Plan will constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 15.    General Provisions

15.1    Conditions for Issuance

The Committee may require each Participant purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (a) listing or approval for listing upon notice of issuance of such Shares on the Applicable Exchange, (b) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable, and (c) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

15.2    Additional Compensation Arrangements

Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

15.3    No Contract of Employment

The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any employee at any time.

15.4    Required Taxes

No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local, or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement, in an amount not to exceed the maximum statutory tax rates in the applicable jurisdiction and that will not cause the Company adverse accounting consequences, all in accordance with such procedures as the Committee establishes and to the extent permissible under applicable law and applicable withholding rules. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

15.5    Limit on Dividend Reinvestment and Dividend Equivalents

Reinvestment of dividends in additional Restricted Stock Units to be settled in Shares, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Restricted Stock Units or Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 15.5.

MEDTRONIC PLC 2021 Proxy Statement	B-13

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

15.6    Written Materials; Electronic Documents

Electronic documents may be substituted for any written materials required by the terms of the Plan, including, without limitation, Award Agreements.

15.7    Designation of Death Beneficiary

The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such Participant after such Participant’s death may be exercised. If no beneficiary designation is in effect for a Participant at the time or his or her death, any such amounts shall be paid to, and any such rights may be exercised by, the estate of the Participant.

15.8    Subsidiary Employees

In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Company.

15.9    Governing Law

The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Minnesota, without reference to principles of conflict of laws.

15.10    Non-Transferability

Except as otherwise provided in Section 5.10 or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

15.11    Foreign Employees and Foreign Law Considerations

The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

15.12    No Rights to Awards; Non-Uniform Determinations

No Participant or Eligible Individual shall have any claim to be granted any Award under the Plan. The Company, its Subsidiaries, or the Committee shall not be obligated to treat Participants or Eligible Individuals uniformly, and determinations made under the Plan may be made by the Committee selectively among Participants and/or Eligible Individuals, whether or not such Participants and Eligible Individuals are similarly situated. Awards under a particular Section of the Plan need not be uniform between and among Participants.

15.13    Relationship to Other Benefits

No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

15.14    Expenses

The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.15    Titles and Headings

The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.16    Fractional Shares

No fractional Shares shall be issued under the Plan.

15.17    Government and Other Regulations

Notwithstanding any other provision of the Plan:

(a)

No Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of regulations promulgated pursuant to the Securities Act of 1933 (the “1933 Act”)), offer or sell such Shares, unless such offer and sale are made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

B-14	MEDTRONIC PLC 2021 Proxy Statement

APPENDIX B – 2021 MEDTRONIC PLC LONG TERM INCENTIVE PLAN

(b)

If at any time the Committee shall determine that the registration, listing, or qualification of the Shares covered by an Award upon the Applicable Exchange or under any foreign, federal, state, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered, or received pursuant to such Award unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any Shares or any other securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

15.18    Additional Provisions

Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

15.19    No Limitations on Rights of the Company

The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft, grant, or assume Awards, other than under the Plan, with respect to any person.

15.20    Severability

In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.21    Blackout Periods

Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any “blackout” period that the Company deems necessary or advisable with respect to any or all Awards.

15.22    Irish Conditions for Issuance

Notwithstanding any other provision of this Plan, (a) the Company shall not be obliged to issue any Shares pursuant to an Award unless at least the par (nominal) value of such newly issued Share has been fully paid in advance in accordance with applicable law (which requirement may mean the holder of an Award is obliged to make such payment), (b) no adjustments may be made to an Award which reduce the price payable for a Share subject to such Award below the par (nominal) value of a Share and (c) the Company shall not be obliged to issue or deliver any Shares in satisfaction of Awards until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee.

MEDTRONIC PLC 2021 Proxy Statement	B-15

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

710 Medtronic Parkway

Minneapolis, MN 55432-5604

USA

Tel: (763) 514-4000

Fax: (763) 514-4879

www.medtronic.com

MEDTRONIC PLC

ATTN: MARCY CAMAROTTO

710 MEDTRONIC PARKWAY

MS LC300

MINNEAPOLIS, MN 55432-5604

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., EST, on December 8, 2021 (or for shares held through the Medtronic plc SIP and the Medtronic Puerto Rico Employees’ SIP, no later than 11:59 P.M., EST, on December 6, 2021). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., EST, on December 8, 2021 (or for shares held through the Medtronic plc SIP and the Medtronic Puerto Rico Employees’ SIP, no later than 11:59 P.M., EST, on December 6, 2021). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D61605-P62007 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

    MEDTRONIC PLC

The Board of Directors recommends you vote “FOR” on all proposals other than Proposal 4, and “1 Year” on Proposal 4.

1.	Electing, by separate resolutions, the ten director nominees named in the proxy statement to hold office until the 2022 Annual General Meeting of Medtronic plc (the “Company”);

	Nominees:	For	Against	Abstain

	1a. Richard H. Anderson	☐	☐	☐

	1b. Craig Arnold	☐	☐	☐

	1c. Scott C. Donnelly	☐	☐	☐

	1d. Andrea J. Goldsmith, Ph.D.	☐	☐	☐

	1e. Randall J. Hogan, III	☐	☐	☐

	1f. Kevin E. Lofton	☐	☐	☐

	1g. Geoffrey S. Martha	☐	☐	☐

	1h. Elizabeth G. Nabel, M.D.	☐	☐	☐

	1i. Denise M. O’Leary	☐	☐	☐

	1j. Kendall J. Powell	☐	☐	☐

		For	Against	Abstain

2.	Ratifying, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2022 and authorizing, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration;	☐	☐	☐

3.	Approving, on an advisory basis, the Company’s executive compensation;	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain

4.	Approving, on an advisory basis, the frequency of Say-on-Pay votes; ☐	☐	☐	☐

		For	Against	Abstain

5.	Approving the new 2021 Medtronic plc Long Term Incentive Plan;	☐	☐	☐

6.	Renewing the Board of Directors’ authority to issue shares under Irish law;	☐	☐	☐

7.	Renewing the Board of Directors’ authority to opt out of pre-emption rights under Irish law;	☐	☐	☐

8.	Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares; and	☐	☐	☐

9.	Transacting any other business that may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — —

D61606-P62007

MEDTRONIC PLC

Annual General Meeting of Shareholders December 9, 2021,

2:00 PM local time, Dublin, Ireland This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Bradley E. Lerman and Martha Ha, each c/o Medtronic plc, 20 Lower Hatch Street, Dublin, Ireland, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to attend, speak and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of MEDTRONIC PLC that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 2:00 PM Local Time, on December 9, 2021, at 20 On Hatch, Lower Hatch Street, Dublin 2, D02XH02, Ireland and any adjournment or postponement thereof. You may vote at the Annual General Meeting of Shareholders if you were a shareholder of record at the close of business on October 14, 2021.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, with respect to the proposals set forth in the proxy statement and in discretion of the proxies upon such other matters as may properly come before the Annual General Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side